UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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COMPUTER SCIENCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2016
Annual Meeting of Stockholders
and Proxy Statement

Wednesday, August 10, 2016
10:30 a.m., Eastern Time

Via live webcast at
www.virtualshareholdermeeting.com/CSC

Computer Sciences Corporation

Dear Fellow CSC Stockholder:

You are cordially invited to join CSC’s Board of Directors and senior leadership at our 2016 Annual Meeting of Stockholders to be held on August 10, 2016. We are pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the annual meeting by visiting www.virtualshareholdermeeting.com/CSC.

We are excited to utilize the latest technology as a means to improve our communication with stockholders. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement provide important information about the meeting and will serve as your guide to the business to be conducted at the meeting.

During the year, I was honored to be appointed Chairman of the Board, succeeding Rodney Chase, who served CSC and our stockholders with great commitment and distinction for more than a decade. The independent directors of the Board elected Bruce Churchill, a seasoned leader and independent director, to serve in the newly established Lead Independent Director role. This role reflects CSC’s commitment to transparency and will help facilitate our Board’s independent, objective, effective and efficient oversight of our Company. The duties of the Lead Independent Director are codified in our Corporate Governance Guidelines. The Board also welcomed as directors Dr. Mukesh Aghi, Herman E. Bulls, Peter Rutland and Robert F. Woods, and has nominated Lizabeth H. Zlatkus for our stockholders’ consideration at the annual meeting.

As stewards of your Company, the Board is focused on achieving long-term performance and creating value for our stockholders through prudent execution of business strategies, risk management, strong corporate governance, and top-quality talent and succession planning.

In Fiscal 2016, CSC separated into two market-leading, publicly traded pure-play companies: CSC and CSRA. CSC continues to serve commercial and government clients globally. CSRA, which was born through the combination of CSC’s former North American Public Sector (NPS) business with SRA International, serves public sector clients in the United States.

The separation reflects our commitment to create value for our stockholders and to capitalize on the historic changes in the marketplace. Both CSC and CSRA have strong foundations, are well-positioned to grow and lead in their segments, and create compelling value propositions for investors, clients, partners and employees.

The separation of CSC and the subsequent merger of NPS with SRA was a notable accomplishment in Fiscal 2016: It was achieved in six months’ time, rather than the typical year; it was accomplished with a minimum of disruption to the existing business; and it was so successful that it was recognized as the “best single deal of the year” by Washington Technology magazine.

Much was accomplished beyond the separation. CSC strengthened its global commercial positioning with the strategic acquisitions of Fixnetix, Fruition Partners, UXC Limited and Xchanging. CSC also completed its post-separation move to new corporate and Americas region headquarters in Tysons, Virginia.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

We are carrying this momentum forward in the new fiscal year with the proposed merger of CSC with the Enterprise Services business of Hewlett Packard Enterprise. The prospect of this combination is an exciting development for our industry and for our people, clients, partners and shareholders. This transaction is forecast to close at the end of March 2017.

Even with these significant changes, CSC showed continued progress on its transformational journey to become a global leader in next generation information technology services and solutions. Once again, CSC returned significant capital to stockholders, including concurrent special cash dividends paid by CSC and CSRA, which in the aggregate totaled $10.50 per share.

The Company’s compensation program provides an appropriate mix of elements to incentivize our executives to continue the next phase of the Company’s transformation and to foster a performance-based culture. Our 2016 compensation program was designed to reward achievement of annual, long-term and strategic goals, such as growing revenues, operating income and cash flow, and improving client satisfaction. More information about our compensation program is contained in the Compensation Discussion and Analysis section of this Proxy Statement.

On behalf of the full Board, I would like to thank CSC employees for their hard work, resilience and dedication to the Company’s transformation - especially in light of a company separation and multiple acquisitions.

And to CSC stockholders, thank you for your continued trust and confidence in the Company’s strategic growth initiatives and transformation agenda. We value your support and are committed to communicating transparently with our stockholders. In Fiscal 2017, I will continue my long-standing practice of meeting with investors representing a substantial portion of our investor base to understand their perspectives.

We encourage you to share your opinions, interests and concerns, and invite you to write to us with your reactions and suggestions to the Corporate Secretary, CSC, 1775 Tysons Blvd., Tysons, VA 22102.

Sincerely,

J. Michael Lawrie Chairman of the Board of Directors, President & CEO

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Computer Sciences Corporation

1775 Tysons Boulevard, Tysons, Virginia 22102

Notice of 2016 Annual Meeting of Stockholders

Wednesday, August 10, 2016
10:30 a.m., Eastern Time
Online at www.virtualshareholdermeeting.com/CSC

The 2016 Annual Meeting of Stockholders will be held on Wednesday, August 10, 2016, at 10:30 a.m. Eastern Time, and will be a virtual meeting conducted via live webcast. You will be able to attend the meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CSC. To participate in the annual meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The purpose of the meeting is to vote on:

1.	the election of the ten director nominees named in the attached proxy statement as directors of CSC;

2.	the approval, by advisory vote, of the Company’s executive compensation;

3.	the ratification of the appointment of independent auditors for fiscal year 2017;

4.	the approval of an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares;

5.	the approval of an amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares; and

6.	such other business as may properly come before the meeting.

Only stockholders of record at the close of business on June 13, 2016 will be entitled to vote electronically at the meeting and any postponements or adjournments thereof.

Your vote is important. Whether or not you plan to attend the meeting online, we encourage you to read this proxy statement and vote as soon as possible. Information on how to vote is contained in this proxy statement. In addition, voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you requested printed materials, the instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

William L. Deckelman, Jr. Executive Vice President, General Counsel & Secretary Tysons, Virginia June 24, 2016

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders		Meeting Agenda

Meeting Date:	August 10, 2016
●Election of ten directors

●Advisory vote to approve executive compensation

●Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2017

●Approval of amendment to the 2011 Omnibus Incentive Plan

●Approval of amendment to the 2010 Non-Employee Director Incentive Plan

●Such other business that may properly come before the meeting

Meeting Time:	10:30 a.m. Eastern Time

Meeting Place:	Online at www. virtualshareholdermeeting.com/CSC

Virtual Meeting Admission:

Stockholders as of the record date will be able to participate in the meeting by visiting www.virtualshareholdermeeting.com/CSC. To participate in the meeting, you will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The annual meeting will begin promptly at 10:30 a.m. Eastern Time. Online check-in will begin at 10:15 a.m. Eastern Time, and you should allow ample time for the online check-in procedures.

Record Date:	June 13, 2016

Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Voting matters and vote recommendation

Matter		Vote Recommendation
Management Proposals
1.	Election of directors	FOR each nominee
2.	Advisory vote to approve executive compensation	FOR
3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2017	FOR
4.	Approval of the amendment to the 2011 Omnibus Incentive Plan	FOR
5.	Approval of amendment to the 2010 Non-Employee Director Incentive Plan	FOR

Election of Directors

Our Director Nominees

The following table provides summary information about each director nominee. Each director is elected annually by a majority of votes cast.

		Director		Other Public	Committee Memberships
Name	Age	Since	Independent	Boards	AC	CC	NCG
Mukesh Aghi	60	2015	•	0		M	M
Herman E. Bulls	60	2015	•	2			M
Bruce B. Churchill	58	2014	•	0			C
Mark Foster	56	2015	•	2		C
Sachin Lawande	49	2015	•	1		M
J. Michael Lawrie	63	2012		1	EO	EO	EO
Brian P. MacDonald	50	2013	•	1	C
Peter Rutland	37	2015	•	0	M
Robert F. Woods	61	2015	•	0	M
Lizabeth H. Zlatkus	57	Nominee	•	2

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCG	Nominating/Corporate Governance Committee	EO	Ex-Officio Member

Attendance

Each director nominee who is a current director attended at least 75% of the aggregate of all meetings of the Board held during the fiscal year ended April 1, 2016 (“Fiscal Year 2016” or “Fiscal 2016”).

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

STOCKHOLDER RETURN AND FISCAL 2016 COMPENSATION

CSC’s Total Shareholder Return (“TSR”) was 23.78% in Fiscal 2016. Our three-year TSR is 68.72%. Compensation to our executive officers reflects this performance, as well as other achievements in the Company’s ongoing transformation.

The table below shows our cumulative TSR from the start of Fiscal 2014 to the last day of each of the fiscal years shown below:

Our cumulative TSR has been calculated based on a $100 investment in our common stock made at the closing price on March 28, 2013 (the last day of Fiscal 2013) as of the end of each fiscal year in the three-year period shown above, and includes the reinvestment of dividends paid in each year, including the special $10.50 dividend paid in connection with the Separation. For purposes of the calculation, the CSRA shares received in connection with the Separation were deemed to have been sold at their value at the time of Separation and the proceeds reinvested in our common stock.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Say-on-Pay Vote

We are asking stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers. In evaluating this Say-on-Pay proposal, we recommend you review our Compensation Discussion and Analysis, which discusses the compensation policies and practices underlying our executive compensation program and how pay is aligned with our performance, along with the tables that follow.

The Company’s executive compensation programs for Fiscal 2016 were designed to support the continuation of the Company’s transformation. The success of these actions can be seen in the Company’s 68.72% three-year TSR (Fiscal 2014-Fiscal 2016). Our three-year TSR of 68.72% led both the S&P 500 (39.8%) and the S&P North American Technology Index (58.7%) for the same period. We believe our compensation design contributes directly to the Company’s success by motivating and rewarding an exceptional management team and continuing to successfully accomplish the following:

●	Encourage a performance-based culture driven by our CLEAR (Client-focused, Leadership, Execution excellence, Aspiration and Results) values;
●	Base short- and long-term incentive compensation on company-wide achievement and individual performance goals; and
●	Align the interests of the executives with those of our stockholders.

Ratification of Independent Auditors

At the 2016 Annual Meeting of Stockholders, stockholders will be asked to consider and to vote upon the ratification of the appointment of Deloitte & Touche LLP as CSC’s independent auditors for Fiscal 2017. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

Amendment to 2011 Omnibus Incentive Plan

At the 2016 Annual Meeting of Stockholders, stockholders will be asked to consider and to approve the amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares. This amendment was approved by the Board and requires stockholder ratification to take effect. The Board believes that this amendment is in the best interests of the Company and its stockholders, as it will allow the Company to grant shares of common stock to employees in the form of options and RSUs for the next fiscal year.

Amendment to 2010 Non-Employee Director Incentive Plan

At the 2016 Annual Meeting of Stockholders, stockholders will be asked to consider and to approve the amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares. This amendment was approved by the Board and requires stockholder ratification to take effect. The Board believes that this amendment is in the best interests of the Company and its stockholders.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

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Computer Sciences Corporation

1775 Tysons Boulevard
Tysons, Virginia 22102

June 24, 2016

PROXY STATEMENT

We are providing these proxy materials in connection with the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Computer Sciences Corporation (“CSC” or the “Company” and sometimes referred to with the pronouns “we”, “us” and “our”). The Notice of Internet Availability of Proxy Materials (the “Notice”), this proxy statement, any accompanying proxy card or voting instruction card and our 2016 Annual Report to Stockholders (our “2016 Annual Report”), which includes our 2016 Annual Report on Form 10-K, were first made available to stockholders on or about June 24, 2016. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

We are delivering proxy materials for the Annual Meeting under the United States Securities and Exchange Commission’s “Notice and Access” rules. These rules permit us to furnish proxy materials, including this proxy statement and our 2016 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders received the Notice, which provides instructions on how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. More information about Notice and Access is set forth in “Questions and Answers about the Annual Meeting and Voting.”

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.	Who is soliciting my vote?

The Board of Directors of CSC (sometimes referred to herein as the “Board”) is soliciting your vote at the Annual Meeting.

2.	When will the meeting take place?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast on Wednesday, August 10, 2016. You are entitled to participate in the Annual Meeting only if you were a stockholder as of the Record Date (as defined below) or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CSC. You will also be able to vote your shares electronically at the Annual Meeting (other than shares held through the MAP, as defined below, which must be voted prior to the Annual Meeting).

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 10:30 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:15 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

3.	Why a virtual meeting?

We are pleased to offer our stockholders a completely virtual Annual Meeting, which provides worldwide access, improved communication and cost savings for our stockholders and the Company.

You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CSC. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through the MAP, as defined below, which must be voted prior to the meeting).

4.	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

1-855-449-0991 (U.S. Domestic Toll Free)
1-720-378-5962 (International)

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5.	What is the purpose of the Annual Meeting?

You will be voting on:

●	the election of each of the ten director nominees as directors of CSC;
●	the approval, by advisory vote, of the Company’s executive compensation;
●	the ratification of the selection of Deloitte & Touche LLP as our auditors for the fiscal year ending March 31, 2017 (“Fiscal 2017”);
●	the approval of an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares;
●	the approval of an amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares; and
●	any other business that may properly come before the meeting.

6.	What are the Board of Directors’ recommendations?

The Board recommends a vote:

1.	for the election of each of the ten nominees for director;
2.	for the approval, on an advisory basis, of the Company’s executive compensation;
3.	for the ratification of the selection of Deloitte & Touche LLP as our auditors for Fiscal 2017;
4.	for the approval of an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares; and
5.	for the approval of an amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares.

7.	Who is entitled to vote at the Annual Meeting?

The Board of Directors set June 13, 2016 as the record date for the Annual Meeting (the “Record Date”). All stockholders who owned CSC common stock at the close of business on June 13, 2016 may attend and vote electronically at the Annual Meeting and any postponements or adjournments thereof.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	3

8.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a paper copy of proxy materials?

Under the “Notice and Access” rules of the United States Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this proxy statement and our 2016 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may vote your shares on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, follow the instructions for requesting such materials in the Notice. Any request to receive proxy materials by mail or electronically will remain in effect until you revoke it.

9.	Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by (i) Internet, (ii) telephone, (iii) requesting and returning a paper proxy card or voting instruction card, or (iv) submitting a ballot in person at the meeting.

10.	Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

If you previously elected to access proxy materials over the Internet, you will not receive a Notice in the mail. You should have received an email with links to the proxy materials and online proxy voting. Additionally, if you previously requested paper copies of the proxy materials or if applicable regulations require delivery of the proxy materials, you will not receive the Notice.

If you received a paper copy of the proxy materials or the Notice by mail, you can eliminate all such paper mailings in the future by electing to receive an email that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing documents to your home or business and help us conserve natural resources. See http://www.icsdelivery.com/csc to request complete electronic delivery. Enrollment for electronic delivery is effective until cancelled.

11.	How many votes do I have?

You will have one vote for each share of our common stock you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

12.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us, to submit proxies electronically or by telephone or to vote in person at the Annual Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice or these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote your shares and you are also invited to attend the Annual Meeting via live webcast. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal proxy from your broker, bank or nominee. If you requested printed proxy materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

13.	How many votes must be present to hold the Annual Meeting?

A majority of our issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or by telephone or on the Internet or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

As of the Record Date there were 139,259,508 shares of CSC common stock outstanding.

14.	How many votes are required to elect directors and adopt the other proposals?

Proposal 1 – Election of Directors. Directors are elected by a majority vote in uncontested elections. Therefore, each director nominee must receive a majority of the votes cast with respect to such nominee at the Annual Meeting (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes). Abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” any nominee; therefore, they will have no effect on the outcome of the vote on this proposal. In accordance with the Company’s Corporate Governance Guidelines, if an incumbent director nominee fails to receive the requisite number of votes, such director nominee shall promptly tender his or her resignation for consideration by the Nominating/Corporate Governance Committee. Within 30 days following the certification of the stockholder vote, the Nominating/Corporate Governance Committee will make a recommendation to the Board of Directors as to the treatment of any director who did not receive a majority vote, including whether to accept or reject any tendered resignation. The Board of Directors will make a final determination within 90 days following the certification of the election results, and publicly disclose its decision and rationale.

Proposal 2 – Advisory Vote on Executive Compensation. This proposal, which is non-binding, requires an affirmative “FOR” vote of a majority of the votes cast (i.e., of the votes “FOR” or “AGAINST”) to be approved. Abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” this proposal; therefore, they will have no effect on the outcome of the vote on this proposal.

Proposal 3 – Ratification of Independent Auditors. This proposal requires an affirmative “FOR” vote of a majority of the votes cast (i.e., of the votes “FOR” or “AGAINST”) to be approved. Abstentions are not counted as votes “FOR” or “AGAINST” this proposal; therefore, they will have no effect on the outcome of the vote on this proposal.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	5

Proposal 4 – Approval of Amendment to 2011 Omnibus Incentive Plan. This proposal requires an affirmative “FOR” vote of a majority of the votes cast (i.e., of the votes “FOR” or “AGAINST”) to be approved. Abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” this proposal; therefore, they will have no effect on the outcome of the vote on this proposal.

Proposal 5 – Approval of Amendment to 2010 Non-Employee Director Incentive Plan. This proposal requires an affirmative “FOR” vote of a majority of the votes cast (i.e., of the votes “FOR” or “AGAINST”) to be approved. Abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” this proposal; therefore, they will have no effect on the outcome of the vote on this proposal.

15.	What if I don’t give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	Indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors; or
●	Return a signed proxy card but do not indicate how you wish to vote,

then your shares will be voted in accordance with the recommendations of the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

Beneficial Owners. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes” on certain proposals. Generally, broker non-votes occur on a non-routine proposal where a broker is not permitted to vote on that proposal without instructions from the beneficial owner, and instructions are not given. Broker non-votes are considered present at the Annual Meeting, but not as voting on any particular matter. Thus, broker non-votes are counted as present for purposes of determining the existence of a quorum, but are not counted for purposes of determining whether a non-routine proposal has been approved. In other words broker non-votes will not affect the outcome of the election of directors, the approval of the Company’s executive compensation, the approval of the amendment to the 2011 Omnibus Incentive Plan and the approval of the amendment to the 2010 Non-Employee Director Incentive Plan, each of which are non-routine proposals.

If you provide instructions, your broker will vote your street name shares at the Annual Meeting with respect to (i) the election of directors, (ii) approval of the Company’s executive compensation, (iii) approval of the amendment to the 2011 Omnibus Incentive Plan and (iv) approval of the amendment to the 2010 Non-Employee Director Incentive Plan. Therefore, if you wish to vote your street name shares at the annual meeting, you should instruct your broker how to vote. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange, your broker will not be authorized to vote your street name shares with respect to any proposal other than the ratification of the independent registered public accounting firm.

16.	How do I vote shares in the Matched Asset Plan (MAP)?

If you participate in the MAP, you will receive a voting instruction form for all shares you may vote under the plan. Under the terms of the MAP, the MAP trustee votes all shares held in the CSC Stock Fund, but each participant in the MAP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The MAP trustee will vote all unallocated shares of common stock held by the MAP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions. Regardless of which voting method you use, the deadline

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for returning your voting instructions to the MAP trustee is 11:59 p.m. Eastern Time on August 5, 2016. If you own shares of CSC common stock in the CSRA Inc. 401(k) Plan, you will receive separate voting instructions for those shares from the trustee of the CSRA plan.

Confidentiality of voting instructions. Your voting instructions to the MAP Trustee will be completely confidential. In no event will your voting instructions be reported to CSC.

17.	Can I change my vote after I voted?

Yes. Even if you voted by telephone, the Internet or you requested paper proxy materials and signed the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to the Corporate Secretary of CSC, specifying such revocation. You may change your vote by a later-dated vote by telephone, the Internet or by timely delivery of a valid, later-dated proxy, or by voting by ballot electronically at the Annual Meeting. However, please note that if you would like to vote at the Annual Meeting and you are not the stockholder of record, you must request, complete and deliver a legal proxy from your broker, bank or nominee.

18.	What does it mean if I receive more than one Notice, proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction cards you receive.

19.	Are there other matters to be acted upon at the meeting?

The Company does not know of any matter to be presented at the Annual Meeting other than those described in this proxy statement. If, however, other matters are properly presented for action at the Annual Meeting, the proxy holders named in the proxy will have the discretion to vote on such matters in accordance with their best judgment.

20.	Who is paying for the solicitation of proxies?

CSC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our officers and employees may, without any compensation other than the compensation they receive in their capacities as officers and employees, solicit proxies personally or by telephone, facsimile, e-mail or further mailings. We will, upon request, reimburse brokerage firms and others for their reasonable expense in forwarding proxy materials to beneficial owners of CSC stock. We have engaged the services of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, with respect to proxy soliciting matters at an expected cost of approximately $10,000 not including incidental expenses.

21.	What if I have any questions about voting, electronic delivery or Internet voting?

Questions regarding voting, electronic delivery or Internet voting should be directed to Investor Relations at telephone, 703-245-9668 or e-mail address, investorrelations@csc.com.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	7

HOW DO I VOTE?

Your vote is important. You may vote on the Internet, by telephone, by mail or electronically at the Annual Meeting, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your Notice, proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 9, 2016. You also will be able to vote your shares electronically at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CSC (other than shares held through our MAP, which must be voted prior to the meeting).

Vote on the Internet

If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

You can also vote by telephone by following the instructions provided on the Internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

Vote by Mail

If you elected to receive printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to CSC, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Please allow sufficient time for mailing if you decide to vote by mail.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting via live webcast and vote electronically. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares voted electronically, by telephone or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

8	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

CORPORATE GOVERNANCE

CSC is committed to maintaining the highest standards of corporate governance, which we believe are essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of the Company and our stockholders. The Board’s responsibilities include, but are not limited to:

●	overseeing the management of our business and the assessment of our business risks;
●	overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics;
●	reviewing and approving our major financial objectives and strategic and operating plans, and other significant actions; and
●	overseeing our talent management and succession planning.

The Board discharges its responsibilities through regularly scheduled meetings as well as telephonic meetings, action by written consent and other communications with management as appropriate. CSC expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of the Company’s stockholders at which they are standing for election or re-election as directors. During Fiscal 2016, the Board held 15 meetings of the full Board. During Fiscal 2016, the Audit Committee held 13 meetings, the Compensation Committee held 8 meetings and the Nominating/Corporate Governance Committee held 5 meetings. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board, and (2) the total number of meetings held by all committees of the Board on which he or she served during Fiscal 2016. Each of the directors then serving attended the 2015 Annual Meeting of Stockholders.

Governance is a continuing focus at CSC, starting with the Board and extending to all employees. We solicit feedback from our stockholders on governance and executive compensation practices and engage in discussions with various groups and individuals on governance issues and improvements. In this section, we describe some of our key governance policies and practices.

Corporate Governance Guidelines

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties and regularly reviews the Company’s governance policies and practices. These principles are outlined in CSC’s Corporate Governance Guidelines (the “Guidelines”), which, in conjunction with our Amended and Restated Articles of Incorporation (“Articles of Incorporation”), Amended and Restated Bylaws (“Bylaws”), Code of Business Conduct (“Code of Conduct”), Board committee charters and related policies, form the framework for the effective governance of CSC.

The full text of the Guidelines, the charters for each of the Board committees, the Code of Conduct, the Equity Grant Policy, the Related Party Transactions Policy and Clawback Policy are available on CSC’s Website, www.csc.com, under “Corporate Governance.” These materials are also available in print to any person, without charge, upon request, by calling 703-245-9668 or writing to:

Investor Relations
CSC
1775 Tysons Boulevard
Tysons, VA 22102

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	9

Board Leadership Structure

The Board’s leadership structure consists of a Chairman and CEO, a lead independent director (the “Lead Director”) and strong committee chairs. The Board regularly reviews its leadership structure and has determined that combining the offices of CEO and Chairman, coupled with a Lead Director with broad authority and responsibility, is the most effective leadership model for the Company. The Board also believes this structure provides independent Board leadership and engagement, while providing the benefit of having our CEO, who manages CSC’s day-to-day operations, chair regular Board meetings as we discuss key business and strategic issues. Our current Chairman and CEO, J. Michael Lawrie, was appointed by the Board on December 15, 2015 following the resignation of Mr. Rodney F. Chase. Mr. Lawrie has more than 30 years of industry experience, extensive senior level management experience and familiarity with the global aspects of our business and operations. In accordance with the Guidelines, the independent directors have designated Bruce Churchill, the former president of DIRECTV Latin America LLC, to serve as Lead Director through the Annual Meeting. As a general matter, the Lead Director serves for a term of two years, and may not serve for more than two consecutive terms.

As Lead Director, Mr. Churchill has the following duties and responsibilities:

●	presiding over executive sessions of independent directors;
●	chairing meetings of the Board of Directors in the absence of the Chairman of the Board;
●	acting as a liaison between the independent directors and the Chairman of the Board;
●	coordinating with the Chairman of the Board regarding meeting agendas and schedules;
●	coordinating with the Chairman of the Board regarding information flow to the Board;
●	being available for consultation and communication with stockholders, as appropriate; and
●	calling meetings of the independent directors (executive sessions) as appropriate.

CSC’s governance processes include executive sessions of the independent directors before and/or after every Board meeting, annual evaluations by the independent directors of the CEO’s performance, succession planning, annual Board and committee self-assessments and the various governance processes contained in the Guidelines and the Board committee charters.

Director Independence

Independent Directors. The Board assesses the independence of our directors and examines the nature and extent of any relations between the Company and our directors, their families and their affiliates. The Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (“NYSE”) requirements for director independence (as set forth in Appendix A to this proxy statement) and the Board of Directors affirmatively determines that the director has no material relationship with CSC (either directly, or as a partner, stockholder or officer of an organization that has a relationship with CSC). In Fiscal 2016, the Board determined that, with the exception of our CEO, each of the remaining eight directors – Mukesh Aghi, Herman E. Bulls, Bruce B. Churchill, Mark Foster, Sachin Lawande, Brian MacDonald, Peter Rutland and Robert F. Woods – is independent. In addition, the Board determined that director nominee Lizabeth H. Zlatkus is independent.

Independent Director Meetings. The non-employee directors regularly meet in executive session prior to the commencement and/or after the conclusion of each regularly scheduled Board meeting, and meet at such additional times as they may determine.

10	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Committee Independence Requirements. All members serving on the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee must be independent as defined by the Guidelines. In addition, Audit Committee members must meet heightened independence criteria under the rules and regulations of the NYSE and the SEC relating to audit committees, and each Compensation Committee member must meet heightened independence criteria under the rules and regulations of the NYSE and the SEC relating to compensation committees, be a “non-employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Oversight of Risk Management

We believe our Board leadership structure supports a risk-management process in which senior management is responsible for our day-to-day risk-management processes and the Board provides oversight of our risk management. As part of its oversight responsibility, the Board oversees and maintains our governance and compliance processes and procedures to promote high standards of responsibility, ethics and integrity.

Management Role. In order for us to identify and mitigate our risk exposures, we have established an Enterprise Risk Management (“ERM”) function to (i) identify risks in the strategic, operational, financial reporting and compliance domains for the Company as a whole, as well as for each operating unit, and (ii) evaluate the effectiveness of existing mitigation strategies. The ERM function reports to the Chief Financial Officer (“CFO”), and coordinates and reviews assessments of internal processes and controls for ongoing compliance with internal policies and legal regulatory requirements. The ERM function periodically reports potential areas of risk to the Board and its committees.

Our enterprise risk, issue and opportunity management framework is centralized under a single executive owner. In Fiscal 2016, we deployed consistent processes, definitions and tools to proactively address operational, financial, compliance and strategic risks, issues and opportunities.

Board Role. The Board has overall responsibility for oversight of risk and assesses our strategic and operational risks throughout the year on an ongoing basis. Members of senior management regularly report on the opportunities and risks faced by the Company in the markets in which we conduct business.

Committee Role. In fulfilling its oversight role, the Board delegates certain risk management oversight responsibility to the Board’s committees. The committees meet regularly and report any significant issues and recommendations discussed during the committee meetings to the Board. Specifically, each committee fulfills the following oversight roles:

●

The Audit Committee oversees risks related to accounting, financial reporting processes and internal controls of CSC as well as reviews our policies and practices with respect to risk assessment and risk management. During the Audit Committee review, the Committee discusses the Company’s major risk exposures and the steps that have been taken to monitor and control such exposures with management and meets separately with management, internal auditors and independent auditors. The Audit Committee reports the results of its review to the Board.

●

The Compensation Committee monitors the risks associated with succession planning, leadership development, and compensation plans, including evaluating the effect that the Company’s executive and sales compensation plans may have on decision making.

●

The Nominating/Corporate Governance Committee monitors the risks related to the Company’s governance structure and process. The Nominating/Corporate Governance Committee is responsible for developing and implementing a director evaluation program to measure the individual and collective performance of directors and the fulfillment of their responsibilities to

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	11

our stockholders, including an assessment of the Board’s compliance with applicable corporate governance requirements and identification of areas in which the Board might improve its performance. The Nominating/Corporate Governance Committee also is responsible for developing and implementing an annual self-evaluation process for the Board designed to assure that directors contribute to our corporate governance and to our performance. These tasks are accomplished in part through our annual Board evaluation.

Compensation and Risk

During Fiscal 2016, CSC management reviewed its executive and non-executive compensation programs and determined that none of its compensation programs encourages or creates unnecessary risk taking, and none is reasonably likely to have a material adverse effect on the Company. In conducting this assessment, CSC inventoried its executive and non-executive plans and programs and analyzed the components and design features of these programs in the context of risk mitigation. A summary of the findings of the assessment was provided to the Compensation Committee and the Board. Overall, CSC concluded that (1) CSC’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate excessive risk taking; (2) non-executive employee (non-sales) arrangements are primarily fixed compensation (salary and benefits) with limited incentive opportunity and do not encourage excessive risk taking; and (3) sales force incentive compensation plans moderate risk by using metrics that focus on driving sales growth, but not at the expense of profitability. CSC also considered its robust executive stock ownership guidelines, clawback policy and anti-hedging policy as risk mitigating features of its executive compensation program.

Equity Ownership Guidelines

Under stock ownership guidelines adopted by the Board, Board members, other than the CEO, have an equity ownership requirement of five times their annual retainer to be achieved over a five-year period. Restricted stock units, as well as directly held shares, are taken into account for purposes of determining whether requirements have been met. Stock ownership guidelines for the executive officers, including the CEO, are described under “Compensation Discussion and Analysis – Additional Compensation Policies – Equity Ownership Guidelines.”

Talent Management and Succession Planning

Our Compensation Committee and Board are actively engaged and involved in succession planning and talent management and they engage annually in a review of succession plans in August. The annual review focuses on emerging talent and key positions at the executive officer and operating unit leadership level that are important to the execution of our strategic priorities and are critical to achieving our business goals. The Compensation Committee is also updated on issues relating to the overall workforce such as diversity, health and welfare benefits, performance management, turnover, attrition and engagement.

Director Education

The Board recognizes the importance of its members keeping current on Company and industry issues and their responsibilities as directors. All new directors attend orientation training soon after being elected to the Board. Also, the Board encourages attendance at continuing education programs for Board members, which may include internal strategy or topical meetings, third-party presentations, and externally-offered programs.

12	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Oversight of Related Party Transactions

The Company has adopted a written policy requiring the approval of the Nominating/Corporate Governance Committee of all transactions in excess of $120,000 between the Company and any related person (“Interested Transactions”). For the purposes of this policy, a related person is any person who was in any of the following categories at any time during Fiscal 2016:

●	A director or executive officer of the Company;
●	Any nominee for director;
●

Any immediate family member of a director or executive officer, or of any nominee for director. Immediate family members are any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; and

●	Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:
○ Any beneficial owner of more than 5% of the Company’s common stock; or
○ Any immediate family member, as defined above, of any such beneficial owner.

An Interested Transaction includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships.

In determining whether to approve an Interested Transaction, the Nominating/Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director will participate in any discussion or approval of an Interested Transaction for which he or she (or an immediate family member) is a related party, except that the director will provide all material information concerning the Interested Transaction to the Nominating/Corporate Governance Committee.

There have been no transactions since April 4, 2015 (i.e., the first day of Fiscal 2016), nor are there any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, which required the approval of the Nominating/Corporate Governance Committee under our interested transaction policy or in which any related person had, has or will have a direct or indirect material interest and which is required to be disclosed under applicable SEC rules.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	13

Code of Ethics and Standards of Conduct

CSC is committed to high standards of ethical conduct and professionalism, and our Code of Conduct confirms our commitment to ethical behavior in the conduct of all CSC activities and reflects our CLEAR values. The Code of Conduct applies to all directors, officers (including our CEO, CFO and Principal Accounting Officer (“PAO”)) and employees of CSC and it sets forth our policies and expectations on a number of topics, including avoiding conflicts of interest, confidentiality, insider trading, protection of CSC and customer property and providing a proper and professional work environment. We maintain a worldwide toll-free and internet-based helpline, the CSC OpenLine, which employees can use to communicate any ethics-related concerns, and we provide training on ethics and compliance topics for all employees. The CSC OpenLine is administered by a third-party provider. The ethics and compliance function resides in the Ethics and Compliance Office and is managed by CSC’s Chief Ethics and Compliance Officer.

In Fiscal 2016, there were no waivers of any provisions of the Code of Conduct for the CEO, CFO or PAO. In the event we amend or waive any provision of the Code of Conduct applicable to our CEO, CFO and PAO, we intend to disclose these actions on our website.

Board Diversity

Our policy on Board diversity is set forth in the Guidelines, which provide that Board membership should reflect diversity in many respects, by including, for example, persons diverse in geography, gender and ethnicity. In addition, the Nominating/Corporate Governance Committee seeks to maintain a mix of individuals who possess experience in the sectors in which we operate, such as international business, technology, health care, government service and public policy, as well as those having backgrounds as executives in operations, finance, accounting, marketing and sales. The Nominating/Corporate Governance Committee deems this policy to be effective.

Mandatory Retirement of Directors

Under our bylaws, directors must retire by the close of the first annual meeting of stockholders held after they reach age 72, unless the Board determines that it is in the best interests of CSC and its stockholders for the director to continue to serve until the close of a subsequent annual meeting.

Resignation of Employee Directors

Under the Guidelines, the CEO must offer to resign from the Board when he or she ceases to be a CSC employee.

Communicating with the Board or the Chairman

Stockholders and other interested parties may communicate with the Board, individual directors, the non-management directors as a group, or with the non-executive Chairman, by writing in care of the Corporate Secretary, Computer Sciences Corporation, 1775 Tysons Boulevard, Tysons, VA 22102. The Corporate Secretary reviews all submissions and forwards to members of the Board all appropriate communications that in his judgment are not offensive or otherwise objectionable and do not constitute commercial solicitations.

14	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

BOARD STRUCTURE AND COMMITTEE COMPOSITION

As of the date of this proxy statement, the Board has nine directors and three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. If director nominee Lizabeth H. Zlatkus is elected by stockholders at the Annual Meeting, the Board will have ten directors.

Each director serving on the Audit Committee, Compensation Committee or Nominating/Corporate Governance Committee must be independent. In addition:

●

Each Audit Committee member must meet heightened independence criteria under the rules and regulations of the NYSE and the SEC relating to audit committees, and must be financially literate. No member of the Audit Committee may simultaneously serve on the audit committees of more than three other public companies unless the Board determines that such simultaneous service would not impair the member’s ability to effectively serve on the Audit Committee. No member of the Audit Committee serves on another public company audit committee. Ms. Lizabeth H. Zlatkus, a nominee for election to the Board at the Annual Meeting, serves on the audit committee of two other public company boards.

●

Messrs. MacDonald and Woods each qualifies as an “audit committee financial expert” for purposes of the rules of the SEC, and all members of the Committee are financially literate. Ms. Lizabeth H. Zlatkus, a nominee for election to the Board at the Annual Meeting, has extensive experience in corporation finance and accounting, including as former Chief Financial Officer of The Hartford Financial Services Group. If elected, Ms. Zlatkus will serve on the Company’s Audit Committee and qualifies as an “audit committee financial expert” for purposes of the rules of the SEC.

●

Each Compensation Committee member must meet heightened independence criteria under the rules and regulations of the NYSE and SEC relating to compensation committees, be a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The Board has determined that each committee member satisfies all applicable requirements for membership on that committee.

●	The current committee membership, the number of meetings during the last fiscal year and the function of each of the standing committees are described below.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	15

Audit Committee

Number of Fiscal
Committee	Current Members	Primary Responsibilities	2016 Meetings
Audit	Brian P. MacDonald (Chairman) J. Michael Lawrie, ex-officio Peter Rutland Robert F. Woods
➢Oversees financial reporting, accounting, control and compliance matters.
➢Appoints and evaluates the independent auditor.
➢Reviews with the internal and independent auditors the scope, results and adequacy of their audits and effectiveness of internal controls.
➢Reviews material financial disclosures.
➢Pre-approves all audit and permitted non-audit services.
➢Annually reviews the Company’s compliance programs and receives regular updates about compliance matters.
➢Annually reviews the Company’s disclosure controls and procedures.
➢Reviews, and makes recommendations to the Board about related person transactions.
13

Anyone with questions or complaints regarding accounting, internal accounting controls or auditing matters may communicate them to the Audit Committee by calling CSC’s Open Line available at http://www. cscopenline.ethicspoint.com. Calls may be confidential or anonymous. All such questions and complaints will be forwarded to the Audit Committee for its review and will be simultaneously reviewed and addressed under the direction of the Head of Internal Audit. The Audit Committee may direct special treatment, including the retention of outside advisors, for any concern communicated to it. The Code of Conduct prohibits retaliation against CSC employees for any report or communication made in good faith through the Open Line.

Compensation Committee

			Number of Fiscal
Committee	Current Members	Primary Responsibilities	2016 Meetings
Compensation	Mark Foster (Chairman) Mukesh Aghi Sachin Lawande J. Michael Lawrie, ex-officio	➢Approves and recommends full Board approval of the CEO’s compensation based upon an evaluation of his performance by the independent directors. ➢Reviews and approves senior management’s compensation. ➢Administers incentive and equity compensation plans and, in consultation with senior management, approves compensation policies. ➢Reviews executive compensation disclosures and the annual compensation risk assessment.	8

16	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee was at any time during Fiscal 2016, or at any other time, one of our officers or employees. Mr. Lawrie is an ex-officio (non-voting) member of the Compensation Committee. No executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Compensation Committee or Board.

Nominating/Corporate Governance Committee

			Number of Fiscal
Committee	Current Members	Primary Responsibilities	2016 meetings
Nominating/ Corporate Governance	Bruce B. Churchill (Chairman) Mukesh Aghi Herman E. Bulls J. Michael Lawrie, ex-officio	➢ Monitors the Board’s structure and operations. ➢ Sets criteria for Board membership. ➢ Searches for and screens candidates to fill Board vacancies and recommends candidates for election. ➢ Evaluates director and Board performance and assesses Board composition and size. ➢ Evaluates the Company’s corporate governance process. ➢ Recommends to the Board whether to accept the resignation of incumbent directors that fail to be re-elected in uncontested elections.	5

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	17

DIRECTOR COMPENSATION

Mr. Lawrie, as CEO and Chairman of the Board, does not receive any separate compensation for his Board activities. The following table sets forth the annual retainer and attendance fees paid to our non-employee directors.

Fiscal 2016 Director Retainers and Fees
Annual Retainer[1]	$90,000
Annual Equity Award[2]	$200,000
Lead Independent Director Retainer[1,3]	$35,000
Audit Committee Chairman Retainer[1]	$20,000
Compensation Committee Chairman Retainer[1]	$15,000
Nominating/Corporate Governance Committee Chairman Retainer[1]	$10,000
Committee Member Retainer[1]	$10,000
Additional Meeting Attendance Fee[1,4]	$2,500 per meeting
____________________

1.	Amounts payable in cash may be deferred pursuant to the Company’s Deferred Compensation Plan, which is described further below in this proxy statement.

2.	The Annual Equity Award is payable in the form of restricted stock units (RSU) awards that vest in full at the earlier of (i) the first anniversary of the grant date or (ii) the next Annual Meeting date, and are automatically redeemed for CSC stock and dividend equivalents either at that time or, if an RSU deferral election form is submitted, upon the date or event elected by the director. Directors may elect to receive deferred RSUs at either a fixed in-service distribution date, which may be in August of any year after the year in which the RSUs vest within 15 years of the grant date, or upon their separation from the Board. Distributions made upon a director’s separation from the Board may occur in either a lump sum or in annual installments over periods of 5, 10 or 15 years, per the director’s election. In addition, restricted stock units vest in full upon a change in control of the Company.

The Annual Equity Award value for non-employee directors was increased in Fiscal 2016 from $160,000 to $200,000 to remain competitive with the compensation practices of our peer group. This increase became effective upon the completion of the Company’s spin-off of CSRA Inc. (formerly known as Computer Sciences Government Services Inc.) on November 27, 2015 (the “Separation”).

3.	Prior to December 15, 2015, our Board had a non-executive Chairman, Mr. Chase, who was entitled to an Annual Equity Award valued at $350,000 and an annual cash retainer of $150,000. As of December 15, 2015, Mr. Lawrie was elected the Chairman of the Board and Mr. Churchill was elected to the newly established position of Lead Independent Director, for which he receives an annual cash retainer of $35,000.

4.	For meetings, special projects and assignments involving travel, once a director has exceeded (i) an aggregate of 8 Board meetings, projects and assignments or (ii) an aggregate of committee meetings, projects and assignments equal to 6 times the number of committees on which the director serves.

18	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

The following table sets forth for each of the non-employee directors certain information with respect to compensation earned in Fiscal 2016.

	Fees Earned[1]
Name	or Paid in Cash	Stock Awards[2]	Total
(a)	(b)	(c)	(d)
Mukesh Aghi	$32,283	$130,770	$163,053
David J. Barram[3]	98,814	162,285	261,099
Erik Brynjolfsson[4]	82,500	162,374	244,874
Herman E. Bulls	29,348	130,770	160,118
Rodney F. Chase[4]	112,500	358,571	471,071
Bruce B. Churchill	116,100	307,862	423,962
Mark Foster	68,179	307,862	376,041
Nancy Killefer[5]	75,625	159,648	235,273
Sachin Lawande	80,706	335,022	415,728
Brian P. MacDonald	137,500	307,862	445,362
Sean O’Keefe[5]	65,761	159,648	225,409
Peter Rutland	47,880	169,736	217,616
Robert F. Woods	46,195	169,736	215,931
____________________

1.	Column (b) reflects all cash compensation earned during Fiscal 2016, whether or not payment was deferred pursuant to the Deferred Compensation Plan.

2.	Each director serving as a non-employee director as of the close of our 2015 Annual Meeting of Stockholders on August 14, 2015, other than Mr. Chase, received 2,400 RSUs determined by (i) dividing $160,000 by the closing price of our Common Stock on the New York Stock Exchange Composite Tape on the grant date of August 19, 2015 ($66.52) and (ii) rounding the result to the nearest multiple of 100. Mr. Chase received 5,300 RSUs, determined by dividing $350,000 by the closing price of our Common Stock on the grant date ($66.52) and rounding to the nearest multiple of 100. The RSUs were originally scheduled to vest in full on the date of our 2016 annual meeting (August 10, 2016).

In connection with the Separation, 50% of the RSUs previously granted to each non-employee director on August 19, 2015 vested and the remaining 50% were cancelled. We awarded additional RSUs to each director with respect to the cancelled portion of the Fiscal 2016 RSU awards with a grant-date value equal to the product of (x) the number of RSUs subject to the cancelled portion of the Fiscal 2016 RSU awards multiplied by (y) $2.25, which was the portion of the special dividend of $10.50 per share payable by us in connection with the Separation (the “Lost Dividend RSUs”). The Lost Dividend RSUs were 100% vested of the date of grant. Each non-employee director (including Mr. Barram, who retired prior to the Separation) other than Mr. Chase received 87 Lost Dividend RSUs, and Mr. Chase received 192 Lost Dividend RSUs. In addition, on December 15, 2015, each of Messrs. Churchill, Foster, Lawande and MacDonald received an additional award of 4,800 RSUs to make up for the cancelled portion of their pre-Separation RSU award. These post-Separation RSU awards will vest on August 10, 2016 and are automatically redeemed for shares of our Common Stock and dividend equivalents.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	19

Messrs. Rutland and Woods, who joined our Board on October 14, 2015, each received a pro-rated annual RSU grant of 5,600 RSUs on December 15, 2015, and Messrs. Aghi and Bulls, who joined our Board on December 15, 2015, each received a pro-rated annual RSU grant of 4,500 RSUs on January 15, 2016, in each case based on the post-Separation Annual Equity Retainer amount of $200,000, the closing price of our Common Stock on the applicable grant date, and the number of days of their service on our Board between our 2015 and 2016 annual meetings, rounding the result to the nearest multiple of 100. These RSU awards will vest on August 10, 2016 and are automatically redeemed for shares of our Common Stock and dividend equivalents.

In addition, on July 15, 2015, Mr. Lawande received a pro-rata annual RSU grant of 400 RSUs relating to the period between the date on which he joined our Board (June 10, 2015) and the date of our 2015 annual meeting (August 14, 2015). These RSUs vested on August 14, 2015.

Column (c) reflects the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 - Compensation - Stock Compensation (“FASB ASC Topic 718”) in connection with the RSUs granted during Fiscal 2016. For a discussion of the assumptions made in the valuation of restricted stock and RSUs, reference is made to the section of Note 1 of the Consolidated Financial Statements in the Company’s 2016 Annual Report providing details of the Company’s accounting under FASB ASC Topic 718. The aggregate number of stock awards outstanding for each director at fiscal year-end are as follows:

Aggregate Stock
Awards Outstanding
Name	as of April 1, 2016
Mukesh Aghi	4,500
Herman E. Bulls	4,500
Bruce B. Churchill	4,800
Mark Foster	4,800
Sachin Lawande	4,800
Brian P. MacDonald	7,500
Peter Rutland	5,600
Robert F. Woods	5,600

3.	Mr. Barram retired from our Board on October 14, 2015. In connection with his retirement, he received accelerated vesting of the 1,200 RSUs granted him on August 19, 2015 that would have otherwise become vested upon the Separation. In addition, as noted in footnote 2 above, Mr. Barram also received the Lost Dividend RSU award that he would otherwise have received in connection with the portion of his Fiscal 2016 RSU award that would otherwise have been cancelled in connection with the Separation. We also paid Mr. Barram a cash payment of $8,814 with respect to the “Lost Dividend” RSUs that he would have been eligible to receive from CSRA had he remained a director through the Separation, which is included in column (b) above.

4.	Messrs. Brynjolfsson and Chase each retired from our Board on December 15, 2015.

5.	Ms. Killefer and Mr. O’Keefe each retired from our Board on the date of the Separation in order to become directors of CSRA.

20	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors has nominated ten persons for election as directors at the 2016 Annual Meeting to hold office until the 2017 Annual Meeting or until their successors have been elected and qualified. Under our Bylaws, directors must retire by the close of the first annual meeting of stockholders held after they reach age 72, unless the Board determines that it is in the best interests of CSC and its stockholders for the director to continue to serve until the close of a subsequent annual meeting.

Directors are elected by a majority vote in uncontested elections; therefore, each director nominee must receive a majority of the votes cast with respect to such nominee at the Annual Meeting (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes). In accordance with the Guidelines, if an incumbent director nominee fails to receive the requisite number of votes, such director nominee shall promptly tender his or her resignation for consideration by the Nominating/Corporate Governance Committee.

It is intended that the accompanying proxy, if executed and returned with no voting instructions indicated, will be voted for the election to the Board of the ten director nominees in this proxy statement.

Director Nomination Process

The Nominating/Corporate Governance Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience, and background sought for Board members in the context of our business and then-current membership on the Board. This assessment of Board skills, experience, and background includes numerous diverse factors including independence, experience, age and gender and ethnic diversity. In addition, the Board believes that current and potential directors collectively should possess the following mix of skills and attributes:

●	Professional and personal ethics and values	●	International business experience
●	Senior level management or operations experience	●	Financial literacy and expertise
●	Government and public policy experience	●	Experience in areas of CSC’s business
●	Experience in major academic institution	●	Independence
●	Public company governance experience

In evaluating potential director nominees, the Nominating/Corporate Governance Committee considers each of these attributes. The Committee then considers the contribution they would make to the quality of the Board’s decision making and effectiveness.

The Nominating/Corporate Governance Committee will also consider potential director candidates recommended by stockholders as described under “Business for 2017 Annual Meeting” at the end of this Proxy Statement. The Committee has retained from time to time third-party search firms to identify qualified director candidates and to assist the Committee in evaluating candidates that have been identified by others. Messrs. Aghi, Bulls, Rutland and Woods as well as Ms. Zlatkus were recommended to the Nominating/Corporate Governance Committee by a third-party search firm.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	21

2016 Director Nominees

Each of the nominees has a strong reputation and experience in areas relevant to the strategy and operations of the Company’s businesses, particularly industries and growth segments that the Company serves, such as technology, financial services, international business and government, as well as key geographic markets where it operates. Each of the nominees holds or has held senior executive positions in large, complex organizations or has relevant operating experience or experience in a major academic institution. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, thought leadership, executive management and leadership development. Many of our directors also have experience serving on boards of directors and board committees of other public companies.

The Board also believes that each of the nominees has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards, sound judgment, analytical skills, the ability to engage management and each other in a constructive and collaborative fashion, diversity of origin, background, experience and thought, and the commitment to devote significant time and energy to service on the Board and its committees.

The biographies of each of the nominees below contain information as of the date of this proxy statement regarding the person’s service as a director, director positions held currently or at any time during the last five years and skills, experience and qualifications that led to the conclusion that such person should serve as one of our directors.

Mukesh Aghi Age: 60 Director Since: 2015	CSC Committees: ●Compensation ●Nominating/Corporate Governance

Mr. Aghi is president of U.S.-India Business Counsel (“USIBC”), a business advocacy organization for the U.S. in India. Prior to his service as president of USIBC, Mr. Aghi served as Chief Executive Officer of L&T Infotech from 2012 to 2015 and as Chairman and CEO of Steria India Ltd. from 2007 to 2012.

Skills and Qualifications:
●	Senior Level Management Experience: Former Chief Executive Officer of L&T Infotech and Steria India Ltd.
●	Government and Public Policy Experience: Current President of USIBC
●	Experience in CSC’s Business Areas: Extensive executive experience in the technology sector
●	International Business Experience: Extensive chief executive and operational experience in an international technology company

22	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Herman E. Bulls Age: 60 Director Since: 2015	CSC Committees: ●Nominating/Corporate Governance	Public Directorships: ●Comfort Systems USA ●Tyco International Ltd. Private Directorships: ●West Point Association of Graduates Board of Directors ●USAA

Mr. Bulls has served in various roles at Jones Lang LaSalle (“JLL”) since 1989, including Chief Executive Officer, Public Institutions, and Chairman, Public Institutions. Currently, Mr. Bulls serves as Vice Chairman, Americas at JLL. Mr. Bulls has served as a director of Comfort Systems USA, Inc. since 2001 and of Tyco International Ltd. since 2013, and served as a director of Exelis, Inc. from 2011 to 2015.

Skills and Qualifications:
●	Public Company Governance Experience: Experience as a director of two public companies in addition to CSC
●	Senior Level Management Experience: Former Chief Executive Officer, Chairman and Vice Chairman of various divisions of a major global real estate services company
●	Financial Literacy: Extensive experience in finance and accounting

Bruce Churchill Age: 58 Director Since: 2014	CSC Committees: ●Nominating/Corporate Governance (Chair)

Mr. Churchill assumed the role of Lead Independent Director of the Board of CSC on December 15, 2015. Mr. Churchill served as the Executive Vice President of DIRECTV, President of DIRECTV Latin America LLC and as President-New Enterprises from January 2004 to August 2015. He served as Chief Financial Officer of DIRECTV from January 2004 to March 2005. Prior to joining DIRECTV, Mr. Churchill served as President and Chief Operating Officer of STAR, a position he held beginning in May 2000. Previously, he served as the Deputy Chief Executive Officer of STAR since 1996. Prior to joining STAR, Mr. Churchill served as Senior Vice President, Finance at Fox Television.

Skills and Qualifications:
●	Senior Level Management Experience: Executive Vice President of DIRECTV, a provider of digital television entertainment in the United States, Latin America and Asia
●	International Business Experience: Extensive experience as an operating executive in Latin America and Asia
●	Experience in CSC’s Business Areas: Extensive experience as an executive vice president and chief financial officer in an international digital entertainment company
●	Financial Literacy: Extensive experience in corporation finance and accounting, including as former Chief Financial Officer of publicly traded international digital entertainment companies

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	23

Mark Foster Age: 56 Director Since: 2015	CSC Committees: ●Compensation (Chair)	Public Directorships: ●Heidrick & Struggles International, Inc ●Atento S.A.

Mr. Foster served as Group Chief Executive-Management Consulting of Accenture plc (“Accenture”), a global management consulting, technology services and outsourcing company, from September 2006 until his retirement from Accenture in March 2011. In addition, Mr. Foster was the head of Accenture’s Global Markets area from September 2009 until March 2011 with oversight of the firm’s thought leadership, industry initiatives, investment priorities and client account leadership. Prior to that, Mr. Foster served as Accenture’s Group Chief Executive-Products Operating Group from March 2002 to September 2006 with responsibility for the firm’s global business in the retail, consumer goods, industrial and health and life sciences sectors. Prior to that, Mr. Foster worked in a variety of positions of increasing responsibility in his 26-year career at Accenture straddling management consulting, technology and outsourcing.

Mr. Foster has been a non-executive director of Heidrick & Struggles, the Nasdaq-quoted global executive search company since 2011. He has served as a non-employee director of Atento S.A and Alexander Mann Solutions since 2015. He also served as a non-executive director of Fidessa PLC, a FTSE 250 software company headquartered in the United Kingdom from 2012 to 2014.

Skills and Qualifications:
●	Senior Level Management Experience: Group Chief Executive-Management Consulting of Accenture
●	International Business Experience: Extensive experience as an executive with a global management consulting, technology services and outsourcing company
●	Public Company Governance Experience: Experience as a director in two other public companies
●	Experience in CSC’s Business Areas: Extensive global experience in professional services, technology and outsourcing

24	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Sachin Lawande Age: 49 Director Since: 2015	CSC Committees: ●Compensation	Public Directorships: ●Visteon Corporation

Mr. Lawande is currently President and Chief Executive Officer of Visteon Corporation. From 2013 to 2015, Mr. Lawande served as Executive Vice President and President of Harman International Industries, Inc.’s Infotainment Division. From 2011 to 2013, Mr. Lawande served the dual role as the Co-President of Harman’s Lifestyle and Infotainment Divisions. Prior to that he served as Chief Innovation Officer, Chief Technology Officer, and Co-President of Harman’s Automotive Division, responsible for guiding software strategy, development partnerships, and key customer relationships. He was instrumental in launching an offshore development center in India as part of Harman’s strategy for optimizing its global engineering footprint. Mr. Lawande joined Harman International in 2006, following senior roles at QNX Software Systems and 3Com Corporation.

Skills and Qualifications:
●

Senior Level Management Experience: President and Chief Executive Officer of Visteon Corporation, a global automotive parts supply company and as an executive vice president and chief technology officer in an international digital audio company

●

International Business Experience: Extensive international experience as Chief Executive Officer of a global automotive parts supply company and as a President of a division of an international digital audio company

●

Experience in CSC’s Business Areas: Extensive experience as the Chief Executive Officer of a global automotive parts supply company and as an executive vice president and chief technology officer in an international digital audio company

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	25

J. Michael Lawrie Age: 63 Director Since: 2012	CSC Committees: ●Audit (ex officio) ●Compensation (ex officio) ●Nominating/Corporate Governance (ex officio)	Public Directorships: ●CSRA Inc. Private Directorships: ●Drexel University

Mr. Lawrie became a member of the Board of Directors on February 7, 2012, President and Chief Executive Officer of CSC on March 19, 2012, and Chairman of CSC on December 15, 2015. Prior to joining CSC, he served as Chief Executive Officer of UK-based Misys plc, a leading global IT solutions provider to the financial services industry, from November 2006 to March 2012. From 2008 to 2010, Mr. Lawrie also served as the Executive Chairman of Allscripts-Misys Healthcare Solutions, Inc., an industry leader in electronic health record solutions. Prior to that, Mr. Lawrie was a general partner with ValueAct Capital, a San Francisco-based private investment firm, from 2005 to 2006. He served as Chief Executive Officer of Siebel Systems, Inc., an international software and solutions company, from 2004 to 2005. Previously, Mr. Lawrie spent 27 years with IBM where he held various leadership positions, including Senior Vice President and Group Executive, responsible for sales and distribution of all IBM products and services worldwide; General Manager for operations in Europe, the Middle East and Africa; and General Manager of Industries for the Asia Pacific. Mr. Lawrie is the former lead independent, non-executive Director of Juniper Networks, Inc., and is also a Trustee of Drexel University, Philadelphia.

Skills and Qualifications:
●	Senior Level Management Experience: Former Chief Executive Officer of Misys plc and Siebel Systems, Inc. Former Executive Chairman of Allscripts-Misys Healthcare Solutions, Inc.
●	Public Company Governance Experience: Experience as a former director of Allscripts-Misys Healthcare Solutions, Inc. and a former director of Juniper Networks, Inc.
●	International Business Experience: Extensive international experience as chief executive of a leading global IT solutions provider to the financial services industry
●	Experience in CSC’s Business area: Extensive experience in the IT sector

26	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Brian Patrick MacDonald Age: 50 Director Since: 2013	CSC Committees: ●Audit (Chair)	Public Directorships: ●CDK Global Inc.

Brian MacDonald has served as the President and CEO of CDK Global, Inc. since January 2016. He served as the Chief Executive Officer of Hertz Equipment Rental Corporation (HERC) from June 2014 to June 2015. Prior to HERC, he served as President and Chief Executive Officer of ETP Holdco Corporation from October 2012 to June 2013. Prior to Energy Transfer Partners’ acquisition of Sunoco, Inc., in October 2012, Mr. MacDonald served as Chairman, President and Chief Executive Officer of Sunoco, Inc., a leading logistics and retail company based in Philadelphia, PA. He joined Sunoco in August 2009 as Senior Vice President and Chief Financial Officer. Prior to joining Sunoco, he was Chief Financial Officer for Dell’s commercial business unit. Before becoming the commercial business unit’s CFO in 2008, he served as Corporate Vice President and Treasurer and led Dell’s mergers and acquisitions organization and global treasury group. Prior to joining Dell, Mr. MacDonald worked at General Motors Corporation and held a variety of positions in financial management, including Deputy CFO for Isuzu Motors Limited. From 1998 to 2000, he served as Treasurer of GM Canada.

Skills and Qualifications:
●	Senior Level Management Experience: Chief Executive Officer of a major energy and equipment rental company
●	International Business Experience: Extensive chief executive and operational experience in major international public companies
●	Experience in CSC’s Business Areas: Extensive experience in the energy, manufacturing and IT industries
●	Financial Literacy: Extensive experience in corporation finance and accounting, including as former Chief Financial Officer of a publicly traded worldwide energy company

Peter Rutland Age: 37 Director Since: 2015	CSC Committees: ●Audit

Mr. Rutland is currently a partner and Global Co-Head of Financial Services at CVC Capital Partners. Mr. Rutland joined CVC Capital Partners in 2007, having previously worked for Advent International since 2002. Prior to working at Advent, Mr. Rutland worked for The Goldman Sachs Group, Inc. in its Investment Banking Division. Mr Rutland served as a director of the NYSE-listed Avolon Holdings Ltd. from 2014 until the company’s sale in 2016. He has also served on a number of private company boards, including Domestic & General and Brit Insurance.

Skills and Qualifications:
●	Senior Level Management Experience: Partner at CVC Capital Partners Ltd., an investment advisory firm
●	International Business Experience: Advise and execute transactions and provide capital markets strategy advice globally
●	Public Company Governance Experience: Experience as a former director of Avolon Holdings Ltd.
●	Financial Literacy: Extensive experience in corporation finance and accounting, including as a partner in an investment advisory firm

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	27

Robert F. Woods Age: 61 Director Since: 2015	CSC Committees: ●Audit

Mr. Woods served as Senior Vice President - Finance and Chief Financial Officer of SunGard Data Systems, Inc., a financial software solutions and services public company, from 2010 to 2012. Prior to that, from 2004 to 2009, Mr. Woods served as Senior Vice President and Chief Financial Officer of IKON Office Solutions, Inc., a document management systems and services public company. Mr. Woods served as a director of Insight Enterprises, Inc. from 2009 to 2011.

Skills and Qualifications:
●

Senior Level Management Experience: Former Chief Financial Officer of SunGard Data Systems, Inc., a financial software solutions and services public company, and IKON Office Solutions, Inc, a document management systems and services public company

●	Experience in CSC’s Business Areas: Extensive executive experience in the general public sector
●

Financial Literacy: Extensive experience in corporation finance and accounting, including as former Chief Financial Officer of two publicly traded companies and service as an audit committee member of another publicly traded company

Lizabeth H. Zlatkus Age: 57 Director Nominee	Public Directorships: ●Boston Private Financial Holdings, Inc. ●Legal & General Group PLC

Ms. Zlatkus has served as a member of the Boston Private’s Board of Directors since July 2015. Ms. Zlatkus also serves as a Director on the Board of Legal & General Group (FTSE 100), which she joined in December 2013. She has served on the Pennsylvania State University Business School Board since September 2003 and has served on the Connecticut Science Center Trustee Board since December 2010. Ms. Zlatkus held many senior leadership positions during her tenure at The Hartford Financial Services Group from 1983 to 2011. These included her role as Chief Financial Officer and Chief Risk Officer of the Firm, as well as Co-President of Hartford Life Insurance Companies. Ms. Zlatkus was selected as an Alumni Fellow of The Pennsylvania State University in 2003.

Skills and Qualifications:
●	Senior Level Management Experience: Former Chief Financial Officer of The Hartford Financial Services Group
●	International Business Experience: Led an international business division for The Hartford Financial Services Group
●	Public Company Governance Experience: Experience as a director of Legal & General Group PLC and Boston Private Financial Holdings, Inc.
●	Financial Literacy: Extensive experience in corporation finance and accounting, including service as an audit committee member of two publicly traded companies

28	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Set forth below is a chart of the specific qualifications, attributes, skills and experience of the Board as a whole. While we look to each director or nominee to be knowledgeable in these areas, and “●” indicates that an item is a specific qualification, attribute, skill or experience that the director brings to the Board, the lack of a “●” for a particular item does not mean that the director or nominee does not possess that qualification, attribute, skill or experience:

Summary of Director Qualifications and Experience

Professional and Personal Ethics and Values is important given the critical role that ethics plays in the success of our business	●	●	●	●	●	●	●	●	●	●
Senior Level Management or Operations Experience signifies strong leadership qualities and an understanding of operating plans and strategies	●	●	●	●	●	●	●	●	●	●
Government and Public Policy Experience is relevant to the Company’s role as a major government contractor	●	●
Major Academic Institution Experience brings perspective regarding organizational management and academic research relevant to the Company’s business						●				●
Public Company Governance Experience supports our goals of strong accountability, transparency and protection of stockholder interests	●	●	●	●	●	●	●	●	●	●
International Business Experience is important in understanding and reviewing our global business and strategy	●	●	●	●	●	●	●	●	●	●
Experience in CSC’s Business Areas is relevant to an understanding of the industries served by the Company	●	●	●	●	●	●	●	●	●	●
Financial Literacy and Expertise is important in understanding and overseeing our financial reporting and internal controls	●	●	●	●	●	●	●	●	●	●
Independence is important to insure the effective oversight of management of the Company	●	●	●	●	●		●	●	●	●

The Board of Directors recommends a vote FOR each of its ten director nominees.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	29

CERTAIN LITIGATION

As previously disclosed, on January 28, 2011, the Company was notified by the Division of Enforcement of the SEC that it had commenced a formal civil investigation. That investigation covered a range of matters as previously disclosed by the Company, including certain of the Company’s prior disclosures and accounting determinations. During the first quarter of fiscal 2016, the Company’s previously agreed upon settlement with the SEC was formally approved by the SEC and became effective on June 5, 2015.

30	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

STOCK OWNERSHIP

The following table provides information on Common Stock beneficially owned as of June 13, 2016, by:

●	each person or group believed by the Company to own beneficially more than 5% of the outstanding Common Stock;
●

each of the six executive officers named in the Summary Compensation Table under “Executive Compensation,” appearing further below in this proxy statement (the “Named Executive Officers” or the “NEOs”);

●	each of the current directors of the Company;
●	each director nominee; and
●	all executive officers and directors, as a group.

Unless otherwise indicated, each person or group has sole voting and investment power with respect to all shares beneficially owned.

	Number of
	Shares		Percent of
Name and Address of Beneficial Owner[1]	Beneficially Owned		Class
The Vanguard Group, Inc.	11,222,121	[2]	8.06%	[2]
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
BlackRock, Inc.	10,337,514	[3]	7.42%	[3]
40 East 52nd Street
New York, NY 10022

J. Michael Lawrie	1,172,957	[4]		[5]
Paul N. Saleh	273,664	[4]		[5]
William J. Deckelman, Jr.	211,050	[4]		[5]
Stephen J. Hilton	66,376	[4]		[5]
James R. Smith	138,071	[4]		[5]
David W. Zolet	178,079	[4]		[5]
Mukesh Aghi	4,500	[6]		[5]
Herman E. Bulls	4,500	[6]		[5]
Bruce B. Churchill	8,787	[6]		[5]
Mark Foster	6,087	[6]		[5]
Sachin Lawande	6,487	[6]		[5]
Brian P. MacDonald	14,387	[6]		[5]
Peter Rutland	5,600	[6]		[5]
Robert F. Woods	5,600	[6]		[5]
Lizabeth H. Zlatkus	_	[6]		[5]
All executive officers and directors of the Company,
as a group (17 persons)	2,123,897	[4,6,7]	1.53%
____________________

1.	Unless otherwise indicated, the address of each person or group is c/o Computer Sciences Corporation, 1775 Tysons Boulevard, Tysons, Virginia 22102.

2.	Based solely on information contained in Schedule 13G, Amendment No. 6, filed by The Vanguard Group (“Vanguard”) with the SEC on February 11, 2016. Vanguard has sole voting power over 99,463 shares, sole dispositive power over 11,130,758 shares, and shared dispositive power over 91,363 shares.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	31

3.	Based solely on information contained in Schedule 13G, Amendment No. 3, filed with the SEC on January 26, 2016 by BlackRock, Inc. (“BlackRock”). The Schedule 13G provides that (i) BlackRock is a parent holding company or control person and (ii) BlackRock, through its subsidiaries identified therein, has sole voting power over 9,608,762 shares and sole dispositive power over 10,337,514 shares.

4.

With respect to Messrs. Lawrie, Saleh, Deckelman, Hilton, Smith, Zolet and all executive officers and directors of the Company as a group, includes 760,143; 180,378; 165,684; 49,274; 94,281; 123,170; and 1,372,930 shares of common stock, respectively, subject to employee options which were outstanding on June 13, 2016, and currently are exercisable or which are anticipated to become exercisable within 60 days thereafter. These shares have been deemed to be outstanding in computing the Percent of Class.

With respect to Messrs. Lawrie, Saleh, Deckelman, Hilton, Smith, Zolet and all executive officers and directors of the Company as a group, includes 43,851; 14,032; 6,763; 17,102; 17,590; 11,227; and 110,565 shares of unvested restricted stock units outstanding on June 13, 2016 which are anticipated to vest within 60 days thereafter. Holders of unvested restricted stock units have sole voting power, but no investment power, with respect thereto.

With respect to Messrs. Lawrie, Saleh, Deckelman, Hilton, Smith, Zolet, and all executive officers and directors of the Company, as a group, includes 0; 439; 4; 0; 0; 0; and 443 shares of common stock, respectively, which are held for the accounts of such persons under the Company’s Matched Asset Plan and with respect to which such persons had the right, as of June 13, 2016, to give voting instructions to the Committee administering the Plan.

5.	Less than 1%.

6.	With respect to, Mr. Aghi, Mr. Bulls, Mr. Churchill, Mr. Foster, Mr. Lawande, Mr. MacDonald, Mr. Rutland, Mr. Woods, Ms. Zlatkus and all directors of the Company, as a group, includes (i) 0; 0; 3,987; 1,287; 1,687; 9,587; 0; 0 ; 0; and 16,548, respectively, shares of Common Stock held outright as of June 13, 2016; and (ii) and 4,500; 4,500; 4,800; 4,800; 4,800; 4,800; 5,600; 5,600; 0; and 39,400 unvested RSUs which vest in full at the 2016 Annual Meeting and are automatically redeemed for CSC stock and dividend equivalents. These shares have been deemed to be outstanding in computing the Percent of Class.

7.	The executive officers and directors, as a group, have sole voting and investment power with respect to 1,973,932 shares.

32	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company’s independent auditors, the Company’s audited financial statements for the Fiscal Year ended April 1, 2016, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and Deloitte & Touche LLP’s evaluation of the Company’s internal control over financial reporting. The Audit Committee also discussed with the independent auditors the materials required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee received from Deloitte & Touche LLP the written disclosures and the letter required by the applicable requirements of the PCAOB, and discussed with them their independence.

Based on such review and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the Fiscal Year ended April 1, 2016 for filing with the SEC.

The Audit Committee also appointed Deloitte & Touche LLP as the Company’s independent auditors for the Fiscal Year ending March 31, 2017, and recommended to the Board of Directors that such appointment be submitted to the Company’s stockholders for ratification.

Brian P. MacDonald, Chair
Robert F. Woods
Peter Rutland
J. Michael Lawrie, ex-officio

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	33

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Discussion and Analysis set forth below discusses the Company’s executive compensation programs and policies. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Mark Foster, Chair
Mukesh Aghi
Sachin Lawande
J. Michael Lawrie, ex-officio

Compensation Discussion and Analysis

The Compensation Committee (the “Committee”) and our Board of Directors are responsible for our executive compensation philosophy and program, which are described in this Compensation Discussion and Analysis (the “CD&A”). The CD&A also describes our Fiscal 2016 compensation decisions and the factors we considered in making those decisions. The CD&A focuses on the compensation of our Fiscal 2016 Named Executive Officers (“NEOs”):

●	J. Michael Lawrie, President and Chief Executive Officer
●	Paul N. Saleh, Executive Vice President and Chief Financial Officer
●	William J. Deckelman, Jr., Executive Vice President, General Counsel and Secretary
●	Stephen J. Hilton, Executive Vice President and General Manager, Global Infrastructure Services
●	James R. Smith, Executive Vice President, Global Business Services
●	David W. Zolet, Executive Vice President and General Manager, Americas Region

Executive Summary

Approval of the Company’s Fiscal 2015 Executive Compensation on an Advisory Basis

At our most recent annual meeting of stockholders, held on August 14, 2015, approximately 80.9% of the votes cast (excluding abstentions and broker non-votes) voted on an advisory basis to approve our executive compensation program for the fiscal year ended April 3, 2015 (“Fiscal 2015”). The Committee took into account the results of this advisory vote in maintaining the same overall design of the Fiscal 2016 executive compensation program described below.

34	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Fiscal 2016 Executive Compensation Programs

Our executive compensation programs are designed to reflect our “pay for performance” philosophy and provide our executives with appropriate incentives to manage the Company in the stockholders’ interests. The Committee reviews our compensation policies and practices each year to ensure that the programs provide our executives with an appropriate mix of market-competitive compensation opportunities.

As explained in more detail below, the Committee considered a number of factors in setting Fiscal 2016 compensation opportunities for our NEOs, with an emphasis on continuation of the transformation that was begun by Mr. Lawrie and his senior management team in Fiscal 2013. Consistent with that strategy, the Committee generally maintained the focus on increasing profitability and stockholder value and retained the same basic structure of the executive compensation program as it used in Fiscal 2015.

In November 2015, we completed the separation of our U.S. public sector business (the “Separation”), which became a new publicly traded company under the name CSRA Inc. (“CSRA”). During the brief six months following our announcement of the Separation in May 2015, all of our employees, including our executive officers, worked incredibly hard to make the Separation and the subsequent merger of our U.S. public sector business with SRA, Inc. (the “Merger”) a success. At the time of the Separation, we made certain adjustments to our Fiscal 2016 executive compensation program to reflect the Separation and the special cash dividend that was paid in connection with the Separation, including adjustments to the performance goals under our Employee Incentive Compensation Plan (“EICP”) and Fiscal 2016 performance-vested restricted stock unit (“PSU”) awards. In connection with the Separation, we also made certain adjustments to the terms of outstanding equity awards held by our executive officers and other employees granted in Fiscal 2016 and prior years. These adjustments are further described under the section entitled “Effect of Separation on Outstanding Equity Awards,” below.

In addition, in recognition of senior management’s extraordinary efforts and successful leadership in executing the Separation and the Merger and as a further incentive to continue the next phase of the Company’s transformation, in December 2015 the Company granted each of the NEOs performance-based retention awards in the form of PSUs that vest subject to the achievement of certain diluted earnings-per-share from continuing operations (“EPS”) goals for our 2018 fiscal year (“Fiscal 2018”) and, in Mr. Lawrie’s case, an additional component that vests based on achievement of an EPS hurdle for our 2017 fiscal year (“Fiscal 2017”) and his performance with respect to certain organizational goals of the Company by the end of Fiscal 2017. These awards are further described under sections entitled “Fiscal 2016 Performance-Based Retention Awards,” below.

The Committee also reviewed a company-wide risk assessment of compensation programs, which revealed no material risks that may adversely affect the Company. See “Corporate Governance – Compensation and Risk” above for details.

Pearl Meyer & Partners (“PM&P”) continued to serve as the Committee’s independent compensation consultant in Fiscal 2016. In addition to advising the Committee on general executive compensation pay practices, PM&P was instrumental in reviewing the peer group of companies used by the Committee to assess the competitiveness of our executive pay levels and practices. In August 2015, the Committee revised our peer group in anticipation of the Separation. Our revised peer group consists of 13 companies, with median revenues for these companies of approximately $7.2 billion, compared to our revenues of approximately $7.1 billion for Fiscal 2016.

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Fiscal 2016 Executive Compensation and Pay for Performance

The Company’s strong performance in Fiscal 2016 reflects the continuing success of the transformation implemented by Mr. Lawrie and his senior leadership team. Our Fiscal 2016 accomplishments include the successful completion of the Separation and Merger and several other strategic transactions which have positioned the Company for long-term growth and success.

In the prior three years, our leadership has focused on turning around the Company. The Separation announced in May marked a strategic next step in our transformation journey. The separation of the U.S. government business and merger with SRA International accelerated our transformation and positioned both CSC and CSRA to drive innovation, growth and leadership as two pure-play leaders focused on the interests of clients, partners, employees and shareholders. The Separation was achieved in six months’ time and accomplished with a minimum of disruption to the existing business. We returned significant capital to stockholders, including concurrent special cash dividends paid by CSC and CSRA, which in the aggregate totaled $10.50 per share. Our ability to accomplish these large and complex transactions in a six-month period is a testament to the skill and dedication of our employees and the leadership of our executive team.

In addition to the Separation and Merger, other significant achievements include:

●

Total shareholder return (TSR) was 23.78% for Fiscal 2016. Our cumulative three-year TSR (Fiscal 2014 through Fiscal 2016) was 68.72%, compared to 39.8% for the S&P 500 and 58.7% for the S&P North American Technology Index for the same period.

●	We formed the CeleritiFinTech joint venture with HCL to help us seize a significant growth opportunity in banking platform modernization.
●	We launched training certification programs on how to design, deploy and operate applications and infrastructure on our partners’ technologies, such as the AWS cloud-computing platform.
●	We streamlined our portfolio from more than 2,000 offerings to 15 standard offering families and simplified our operating model.
●	We successfully completed the acquisitions of Fruition Partners, Fixnetix, UXC International and, most recently, Xchanging.
●	We returned $603 million to shareholders in Fiscal 2016, including $430 million in common stock dividends and $173 million of share repurchases.
●

Mr. Lawrie and his leadership team have established a global set of CLEAR (Client-focused, Leadership, Executive excellence, Aspiration and Results) values to drive a strong performance culture. Though these values, we have emphasized a return to profitability by demonstrating fiscal responsibility and aligning the executive team to this one overriding goal.

By design, compensation paid to our NEOs reflects the performance of the Company, including the above accomplishments for the fiscal year. Highlights of the strong tie between pay and performance include the following:

●

Annual Cash Incentive Payments under the EICP: Except for Mr. Hilton (who was entitled to a guaranteed bonus for Fiscal 2016 as an inducement to join the Company), none of our NEOs received an annual incentive payout under the EICP for Fiscal 2016 due to the Company’s failure to achieve 80% of its Separation-adjusted Operating Income target for Fiscal 2016. However, in order to recognize and reward their efforts and leadership in executing the Separation and Merger

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of CSRA in Fiscal 2016, the Committee approved discretionary transaction success bonuses to certain key executives, including Messrs. Lawrie, Saleh and Deckelman. See “Fiscal 2016 Transaction Success Bonus,” below.

●

PSU Vesting: At the time of the Separation, the performance periods with respect to the PSUs granted in our 2014 fiscal year (“Fiscal 2014 PSUs”) and 2015 fiscal year (“Fiscal 2015 PSUs”) were ended, and the EPS goals with respect to our Fiscal 2014 and Fiscal 2015 PSUs were deemed to have been achieved at the 200% (maximum) and 100% (target) levels, respectively. 150% of the Fiscal 2014 PSUs (i.e., the maximum 200% less the 50% that had previously been earned and vested based on our EPS performance for our 2014 and 2015 fiscal years) were earned and vested at the time of the Separation. Of the 75% of the Fiscal 2015 PSUs that were deemed to have been earned at the time of the Separation (i.e., the target 100% less the 25% that had previously been earned and vested based on our EPS performance for our 2015 fiscal year), 45% of the Fiscal 2015 PSUs were vested at the time of the Separation and the remaining 30% were converted into service-based RSUs that vest in two equal 15% halves at the end of Fiscal 2016 and our 2017 fiscal year, subject to each holder’s continued employment. Based on the Fiscal 2016 diluted non-GAAP Earnings Per Share from continuing operations of $2.57*, 25% of the Fiscal 2016 target PSUs vested after the end of Fiscal 2016. See “Long-Term Incentive Compensation - Performance Share Units” and “Effect of Separation on Outstanding Equity Awards” below for details.

●

Fiscal 2015 CEO Performance Award Vested: In July 2014, we awarded Mr. Lawrie a special PSU award subject to one-year cliff vesting based on achievement of certain financial, governance and organizational goals and Mr. Lawrie’s continued employment. In July 2015, the Compensation Committee determined that Mr. Lawrie had achieved the goals and the award was vested at 100%. See “Vesting of 2015 CEO Performance Award,” below for details.

____________________

*	Represents Earnings Per Share from continuing operations for Fiscal 2016 determined in accordance with GAAP of $0.50, excluding $(0.38) from certain CSRA overhead costs, $0.16 of U.S. Pension & OPEB impacts related to our separation from CSRA, $(0.85) of separation, restructuring & other transaction costs, $(0.57) of pension & OPEB actuarial & settlement losses, $(0.02) of SEC settlement-related items, $(0.42) in debt extinguishment costs, and $0.03 of tax valuation allowance impacts.

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Fiscal 2016 Direct Compensation

Total Direct Compensation

The following chart summarizes the characteristics and primary purpose of each element of our executive compensation program. The first three of these elements comprise “Total Direct Compensation.”

Compensation Element	Characteristics	Primary Purpose
Base Salary	Annual fixed cash compensation.	Provide a fixed amount of cash compensation based on individual performance, experience, skills, responsibilities and competitive pay levels.
Annual Cash Incentives	Annual variable cash compensation determined by Company financial performance, attainment of strategic objectives, and individual performance.	Motivate and reward the achievement of annual financial and other operating objectives and individual performance that drive stockholder value over time.
Long-Term Incentives	Long-term equity awards generally granted annually as a combination of stock options and Performance Share Units.	Motivate and reward profitable growth and increase in share price over time and align with stockholders. Align pay with CSC’s performance over multi-year overlapping performance cycles.
Post-Employment Benefits	Retirement and deferred compensation plans and “career” equity awards.	Offer competitive retirement compensation designed to attract and retain mid- and late-career senior executives.
Severance/Change-in-Control	Contingent short-term compensation.	Provide assurance of short-term compensation continuity to allow executives to remain focused on stockholder interests in a dynamic environment.
Perquisites and Benefits	Limited perquisites and health and welfare benefits.	Provide business-related benefits consistent with competitive practice to enhance executive work efficiency.

The Committee makes decisions regarding each element of Total Direct Compensation. Because our focus is on performance, the Committee does not consider aggregate amounts earned or benefits accumulated by an executive from prior service with the Company as a significant factor in making compensation decisions. To assess the competitiveness of the Total Direct Compensation opportunity and each of its components (base salary, annual cash incentives, and long-term incentives) for our CEO and other NEOs, these components are compared to the market median for similarly situated executives in companies against which we compete for executive talent. Please see “Compensation Framework – Review of Market Compensation Data” below for a discussion of our peer group and other data used to assess the competitive market.

The market competitiveness of our pay opportunities is just one factor that the Committee reviews in evaluating our executive compensation programs. Additional factors may include the Company’s performance (including its transformation strategy and management performance in executing that strategy) and individual factors such as an employee’s level of responsibility, experience, succession prospects and individual performance.

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Mr. Lawrie’s Employment Agreement. Mr. Lawrie joined CSC in March 2012, and his annual compensation opportunity is governed by his employment agreement. Pursuant to the employment agreement, we agreed to employ Mr. Lawrie as our President and Chief Executive Officer through March 31, 2017 at a minimum annual base salary of $1,250,000 and an annual bonus with a target opportunity of 150% of base salary and a maximum amount of 300% of base salary. In respect of each fiscal year which commences during the term of his employment agreement, Mr. Lawrie also will receive time-vesting stock options with an aggregate value equal to 280% of base salary and performance share units with an aggregate value of 420% of base salary, in each case on terms and conditions that are generally consistent with those applicable to awards granted to other senior executive officers of the Company. The employment agreement also provides for severance benefits described below. Finally, Mr. Lawrie generally is eligible to participate in the Company’s employee benefits plans on the same basis as all other executives. Mr. Lawrie reports directly to the Board of Directors, and his salary and target incentive are subject to annual review and increase by the Board.

Base Salary

General. Base salary is the only fixed component of our NEOs’ compensation and constitutes a small percentage of Total Direct Compensation. Base salary is determined by the level of responsibility assumed by an executive, experience, performance and competitive pay practices. Base salary adjustment decisions also consider promotions, changes in responsibilities, performance, succession prospects, Company merit pay budgets and market trends. At the beginning of each fiscal year, the Committee reviews the base salary for each NEO and determines base salary adjustments, if any. The Committee considers how base salary adjustments affect annual cash incentive opportunities and long-term incentive grant values, as both are defined as a percentage of base salary.

Fiscal 2016 Compensation. For Fiscal 2016, the Committee maintained the same base salaries as in effect during Fiscal 2015 for Messrs. Lawrie, Saleh, Deckelman and Smith and increased Mr. Zolet’s base salary by 4.6%, from $621,500 to $650,000, reflecting his NPS and Americas Region performance. Mr. Hilton was hired toward the end of Fiscal 2015 and his base salary for FY2016 was established when he was hired based on the factors described above.

The following table presents the Fiscal 2016 annualized and actual base salaries for each of our NEOs and the percentage the actual base salary represents in Target Total Direct Compensation.

			Percentage
	Annualized	Actual	of Target
Named Executive	Fiscal 2016	Fiscal 2016	Total Direct
Officer	Base Salary ($)	Base Salary ($)	Compensation
J. Michael Lawrie	1,250,000	1,250,000	11%
Paul N. Saleh	700,000	700,000	17%
William J. Deckelman, Jr.	539,700	539,700	22%
Stephen J. Hilton	650,000	650,000	14%
James R. Smith	650,000	650,000	21%
David W. Zolet	650,000	643,423	20%

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Annual Incentive Compensation Plan

The EICP is an annual cash bonus plan, which is designed to take into account a variety of factors, including Company financial performance, the performance of an NEO’s business unit, the NEO’s contribution to the achievement of the Company’s strategic objectives, the NEO’s individual performance and client satisfaction. Awards under the EICP therefore are directly linked to Company and individual performance.

Target EICP Awards. The Committee establishes a target award percentage for each NEO, representing a percentage of base salary, and an associated target award value. Each NEO’s target award value is established in consideration of market practices, individual scope of responsibility and expected contribution. The table below reflects the Fiscal 2016 target award percentage, the corresponding target award value, and the target award value as a percentage of target Total Direct Compensation. For Fiscal 2016, the Committee maintained the same target award opportunities (as a percentage of base salary) as in Fiscal 2015 for Messrs. Lawrie, Saleh, Deckelman, Smith and Zolet. Mr. Hilton was hired toward the end of Fiscal 2015 and his target award opportunity for Fiscal 2016 was established when he was hired based on the factors described above.

			Percentage of
Named Executive	Target EICP	Target EICP	Target Total Direct
Officer	Percentage	Value ($)	Compensation
J. Michael Lawrie	150%	1,875,000	16%
Paul N. Saleh	100%	700,000	17%
William J. Deckelman, Jr.	100%	539,700	22%
Stephen J. Hilton	100%	650,000	14%
James R. Smith	100%	650,000	21%
David W. Zolet	100%	650,000	20%

How the EICP Works. EICP awards are earned based on performance relative to targeted financial (Operating Income, Cash Flow and Revenue) goals, weighted 60%; strategic objectives, weighted 20%; and customer satisfaction objectives, weighted 20%, and are subject to further discretionary modification for individual performance. The Committee has given prominent weight to client satisfaction as a performance measure to help foster a client-focused, metric-driven culture within the Company.

In order to emphasize profitability, the Company must achieve at least 80% of its Operating Income (“OI”) goal before any EICP payments are made. In addition, assuming this threshold level is achieved, the percentage achievement of the OI goal also serves as a multiplier or “funding factor” which is applied to the percentage achievement of the EICP financial metrics as a whole to determine the overall score for the financial metrics portion of the EICP, up to a maximum of 200%.

Weighted financial metric performance (as adjusted by the OI funding factor), plus weighted strategic metric performance, plus weighted customer satisfaction metric performance determine the initial payout score, which is then adjusted for individual performance and multiplied by an NEO’s target award to reach the final EICP payout amount.

Special rules apply for executives who are subject to Section 162(m) of the Internal Revenue Code (“Section 162(m)”). If the Company achieves 80% of its OI goal for the year, each executive subject to Section 162(m) becomes eligible to receive the maximum possible EICP payout. However, to ensure the EICP operates the same way for all executives, the Committee then exercises “negative discretion” to reduce the executive’s EICP payment based on actual performance with respect to the financial and other metrics described in this section.

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Fiscal 2016 Financial Metrics. All NEOs are measured against corporate financial performance. Management recommends specific targets for financial measures, which are reviewed by the Committee. The Board provides final approval (subject to certain adjustments). The table below describes the corporate financial measures, weightings and goals used in determining the Fiscal 2016 EICP awards for the NEOs, prior to adjustment for the Separation. For each of the pre-adjustment financial measures, the Fiscal 2016 goals represented an increase over Fiscal 2015 actual results as shown in the table.

		Pre-Adjustment
		Fiscal 2016
Financial		Financial	Fiscal 2015
Measures		Targets	Results
(Weightings)	Purpose	(millions)	(millions)**
Revenue (30%)	Primary measure of growth which requires expansion of current business, capture of new business and conversion into a revenue stream.	$12,731	$12,330

Operating Income* (40%)	Key component of profitability that reflects revenue growth, investments, cost takeout and operational efficiencies.	$1,406	$1,351

Free Cash Flow (30%)	Key component of Company valuation reflecting liquidity, profitability, improved working capital management and capital efficiency.	$800	$717
____________________
*	Operating Income must be at least 80% of target for any NEO to receive any EICP payment.

**	Fiscal 2015 Revenue results represent Fiscal 2015 revenue calculated in accordance with GAAP as reported in our Annual Report on Form 10-K for Fiscal 2015, adjusted for differences in currency exchange rates used to calculate the target. Fiscal 2015 Operating Income is defined as revenue less cost of services, depreciation and amortization expense and segment G&A expense, excluding corporate G&A, adjusted for special items (including proposed SEC settlement costs, a fourth quarter valuation allowance release, a fourth quarter special restructuring expense, and mark-to-market year-end revaluations) and differences in currency exchange rates used to calculate the target. Fiscal 2015 Free Cash Flow is defined as the sum of operating cash flow, investing cash flow (excluding business acquisitions, dispositions and investments (including short-term investments and purchase or sale of available for sale securities)) and payments on capital leases and other long term asset financings. All numbers are prior to adjustment for the Separation.

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Financial Metric Performance Scale. For Fiscal 2016, the Committee established the following scale of “payout percentages” to assess performance against the financial goals described above, including for purposes of determining the OI funding factor applicable to the financial metrics. This scale applies to all NEOs, with a threshold 50% payout level for achievement at 80% of target extending to a maximum 200% payout level for achievement at or above 135% of target.

Fiscal 2016 EICP
Payout Scale on Financial Achievement

% of OI Goal

Financial Metrics-Separation-Related Adjustments. In connection with the Separation, the Committee adjusted the financial metric targets for the Fiscal 2016 EICP to take into account the impact of the Separation of the Company’s US public sector business on our projected revenue, OI and free cash flow for Fiscal 2016. The revised Fiscal 2016 financial metric targets after adjusting for the effect of the Separation are as follows:

Financial Measures	Adjusted Fiscal 2016
(Weightings)	Financial Targets (millions)
Revenue (30%)	$8,573
Operating Income (40%)	$709
Free Cash Flow (30%)	$400

Fiscal 2016 Strategic and Customer Satisfaction Metrics. Management also recommends a set of strategic objectives for review by the Committee and approval by the Board. These objectives are intended to emphasize critical components of the Company’s transformation strategy, including a cost takeout program, rationalizing the business around certain core segments, improving operating margins, improving cash flow, improving profitability, advancing the Company’s strategy to provide “next gen” services through leveraging CSC’s capabilities with strategic partners, completing strategic acquisitions, enhancing the skill sets of employees through new leadership and training, returning cash to stockholders and improving client satisfaction.

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For the customer satisfaction metric, the Committee generally establishes the customer responses to its prior year survey as a baseline, and sets improvement goals over that baseline for the Company as a whole and for specific business units and regions. We use the Net Promoter Score (NetPS) system to evaluate customer satisfaction. No payouts of the customer satisfaction component are made unless at least 50% of our solicited customers respond to the survey.

Annual Incentive Compensation Plan: Fiscal 2016 Results

Company Financial Performance. At the end of Fiscal 2016, the Committee reviewed the Company’s financial performance against the applicable performance measures and determined that the Company failed to achieve at least 80% of the Separation-adjusted Fiscal 2016 OI target. As a result, none of the NEOs were entitled to receive an EICP payment for Fiscal 2016.

Fiscal 2016 Transaction Success Bonus

In spite of the Company’s failure to achieve 80% of the Separation-adjusted OI target for Fiscal 2016, the Committee, recognizing the tremendous efforts and leadership demonstrated by our executive team in successfully accomplishing the Separation and Merger of CSRA in Fiscal 2016, decided to grant discretionary transaction success bonuses to certain key executives. The Separation and Merger represented an extremely large and complex undertaking in a relatively short-time frame of roughly six months from announcement to completion, splitting a global entity with over $12 billion in annual revenues and over 70,000 employees in 60 different countries (as of fiscal 2015 year-end) into two independent, publicly traded pure-play market leaders. The Separation and Merger were completed on-time and without substantial disruptions to customers, partners, or employees. Behind the scenes, our employees worked tirelessly to establish the new legal, financial, IT and governance systems and infrastructure necessary to make the Separation and Merger a success. In light of their support and leadership in successfully completing the Separation and Merger, the Committee approved discretionary transaction success bonuses to certain key executives, including (among the NEOs) to Messrs. Lawrie, Saleh and Deckelman in the amounts of $2,250,000, $770,000 and $300,000, respectively.

In addition, Mr. Hilton was entitled to a guaranteed bonus for Fiscal 2016 in the amount of 50% of his Fiscal 2016 EICP target bonus, or $325,000, pursuant to the terms of his offer letter. Although the Company does not typically guarantee bonuses to newly hired executives, the Committee felt it necessary to make an exception in Mr. Hilton’s case in order to attract him to the Company. Although initially contemplated as a cash award, the Committee decided to pay half of the guaranteed bonus in cash and half in the form of service-based RSUs that vest on the first anniversary of the grant date, to align with the terms of the Fiscal 2017 retention awards granted to certain other executives, including Messrs. Smith and Zolet as described under “Fiscal 2017 Retention Awards” below.

Long-Term Incentive Compensation

General. Long-term incentive (“LTI”) compensation is the largest component of executive compensation for our NEOs. For Fiscal 2016, our regular cycle LTI awards continued to consist of grants of service-vested stock options (“Stock Options”), weighted 40%, and PSUs with a three-year performance cycle, weighted 60%.

At the beginning of each fiscal year, the Committee establishes a target LTI grant value for each NEO, expressed as a percentage of base salary, and the relative mix of award types. Individual target LTI grant values are determined in light of market practices, and actual award levels reflect individual performance and succession considerations. The Committee follows a similar process for new executives who join the Company during the fiscal year.

Fiscal 2016 LTI Target Percentage. The following table presents the Fiscal 2016 target LTI grant values for our regular-cycle LTI awards, the target LTI percentage and long-term incentives as a percentage of target total direct compensation. The LTI target opportunities for Messrs. Lawrie, Saleh and Deckelman were the

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same in Fiscal 2016 as in Fiscal 2015. The Fiscal 2016 LTI target opportunity for Mr. Zolet was increased from 250% to 300% of base salary reflecting his NPS and Americas Region performance. Mr. Smith’s normal LTI target opportunity is 300% of base salary; however, his actual LTI target opportunity for Fiscal 2016 was reduced to 275% of base salary, reflecting the Committee’s assessment of his performance. Mr. Hilton was hired toward the end of Fiscal 2015 and his normal LTI target opportunity for Fiscal 2016 of 300% of base salary was established when he was hired based on the factors described above. In addition, Mr. Hilton was granted a one-time addition to his Fiscal 2016 LTI award opportunity of 225% of base salary, for a total combined LTI award opportunity for Fiscal 2016 of 525% of base salary, as an inducement to accept employment with us.

					Percentage of
	Annualized				Target Total
Named Executive	Base	Target LTI		Target LTI	Direct
Officer	Salary ($)	Percentage		Value ($)	Compensation
J. Michael Lawrie	1,250,000	700%		8,750,000	74%
Paul N. Saleh	700,000	400%		2,800,000	67%
William J. Deckelman, Jr.	539,700	250%		1,349,250	56%
Stephen J. Hilton	650,000	525%	*	3,412,500	72%
James R. Smith	650,000	275%		1,787,500	58%
David W. Zolet	650,000	300%		1,950,000	60%
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*	Includes a one-time addition to Mr. Hilton’s Fiscal 2016 LTI award opportunity of 225% of base salary, on top of his normal award opportunity of 300% of base salary, as an inducement to accept employment with us.

Stock Options. Stock Options (comprising 40% of each NEO’s target LTI award) provide value to executives only if the market value of our common stock appreciates over time. The exercise price for each Stock Option is the closing price of our common stock on the grant date. One-third of the Stock Options vest and become exercisable on each of the first three anniversaries of the grant date.

Performance Share Units. PSUs (comprising 60% of each NEO’s target LTI award) provide an opportunity for our executives to earn common stock if targeted performance goals are met over a three-year performance period. Performance is measured based on the Company’s EPS. The Committee believes that EPS, aside from being a key measure of stockholder value, serves as the best measure of performance and profitability in light of the Company’s multi-year transformation strategy.

For each award, EPS performance is measured over the last year in the three-year performance period. The Committee establishes threshold, target and maximum EPS goals, at which 50%, 100% and 200%, respectively, of the target PSUs may vest. Vesting is interpolated for EPS performance between these goals. No PSUs vest if EPS performance is below the threshold goal.

In addition, each award also provides an opportunity for accelerated vesting based on EPS performance in the first and second years of the performance period, in order to recruit, retain and motivate progress toward multiyear transformation goals. 25% of the target PSUs may vest at the end of the first year of the performance period if our EPS for that year equals or exceeds the threshold EPS goal for the award. In addition, 25% of the target PSUs may vest at the end of the second year of the performance period if our EPS for that year equals or exceeds the threshold EPS goal (if not achieved after year one) or if our EPS performance for the second year equals or exceeds the EPS goal at which 75% of the target PSUs vest (if partial vesting occurred after year one). Up to 200% of the target PSUs, less any PSUs which vested in years one or two, may vest at the end of the third year of the performance period, subject to our EPS performance for that year.

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Fiscal 2016 PSUs. Each NEO was granted a target number of Fiscal 2016 PSUs as set forth in the “Fiscal 2016 Regular-Cycle Long-Term Incentive Awards” table below. Between 0% and 200% of the target Fiscal 2016 PSUs will vest at the end of Fiscal 2018 based on our EPS performance for Fiscal 2018. The threshold EPS goal (at which 50%, and below which 0%, of the target Fiscal 2016 PSUs will vest) was set by the Committee at $5.15 prior to the Separation. To reflect the effects of the Separation, the Committee subsequently adjusted the threshold EPS goal for the Fiscal 2016 PSUs to $2.50 per share, subject to further adjustment to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, and unusual or infrequently occurring events or transactions.

The Fiscal 2016 PSUs also provide an opportunity for partial vesting in years one and two of the performance period, as described above. One-quarter of the target PSUs vested at the end of Fiscal 2016 because our Fiscal 2016 non-GAAP EPS of $2.57* exceeded the Separation-adjusted EPS threshold goal of $2.50. If our EPS in Fiscal 2017 equals or exceeds the EPS goal at which 75% of the target PSUs may vest, an additional 25% of the target PSUs will vest at the end of Fiscal 2017. Up to 200% of the target PSUs, less any PSUs which received accelerated vesting for Fiscal 2016 or Fiscal 2017, will vest at the end of Fiscal 2018, subject to EPS performance for Fiscal 2018.
____________________

*	Represents Earnings Per Share from continuing operations for Fiscal 2016 determined in accordance with GAAP of $0.50, excluding $(0.38) from certain CSRA overhead costs, $0.16 of U.S. Pension & OPEB impacts related to our separation from CSRA, $(0.85) of separation, restructuring & other transaction costs, $(0.57) of pension & OPEB actuarial & settlement losses, $(0.02) of SEC settlement-related items, $(0.42) in debt extinguishment costs, and $0.03 of tax valuation allowance impacts.

Fiscal 2016 Long-Term Incentive Awards. The target award value and the number of shares granted for each element of our regular-cycle LTI compensation for Fiscal 2016 is set forth in the table below.

Fiscal 2016 Regular-Cycle Long-Term Incentive Awards

				Performance
		Stock Options		Share Units
	Target	Target	Stock	Target	Target Share
	Long-Term	Award Value	Options	Award	Units
Named Executive Officer	Incentives ($)	($)	(#)	Value ($)	(#)
J. Michael Lawrie	8,750,000	3,500,000	170,051	5,250,000	78,687
Paul N. Saleh	2,800,000	1,120,000	54,416	1,680,000	25,180
William J. Deckelman, Jr.	1,349,250	539,700	26,622	809,550	12,134
Stephen J. Hilton	3,412,500	1,365,000	66,320	2,047,500	30,688
James R. Smith	1,787,500	715,000	34,739	1,072,500	16,075
David W. Zolet	1,950,000	780,000	37,897	1,170,000	17,536

In accordance with CSC’s Equity Grant Policy, the target award values listed in the table above generally differ from the award values listed in the Summary Compensation Table. In order to determine the number of stock options to award, the target grant value for options is divided by the fair market value of an option determined by using the average closing price of CSC stock for the three-month period ending on the grant date and the Black Scholes option pricing model. The number of shares underlying our PSUs is also calculated by dividing the target grant value by the average closing price of CSC stock for the three-month period ending on the grant date. This method is employed to reduce the impact of stock price spikes, either positive or negative, when determining the number of shares underlying these awards. In contrast, the grant

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values in the Summary Compensation Table are determined using the grant date closing price, and the grant values for the PSUs in the Summary Compensation Table are based on the probable achievement of the performance goals at the time of grant, instead of target.

Fiscal 2016 Target Total Direct Compensation

The chart below displays the value of each element of target Total Direct Compensation described above for our NEOs. As noted above in the discussion of each element of compensation, the value of compensation actually realized will vary from the Committee’s targets based on our financial results and our stock price performance.

		Target Annual	Target Regular-
Named Executive	Base Salary	Cash Incentives	Cycle LTI Grant	Target Total Direct
Officer	($)	($)	Value ($)	Compensation ($)
J. Michael Lawrie	1,250,000	1,875,000	8,750,000	11,875,000
Paul N. Saleh	700,000	700,000	2,800,000	4,200,000
William J. Deckelman, Jr.	539,700	539,700	1,349,250	2,428,650
Stephen J. Hilton	650,000	650,000	3,412,500	4,712,500
James R. Smith	650,000	650,000	1,787,500	3,087,500
David W. Zolet	650,000	650,000	1,950,000	3,250,000

Fiscal 2016 Performance-Based Retention Awards

In recognition of senior management’s successful leadership in executing the Separation and Merger and as a further incentive to continue the next phase of the Company’s transformation, in December 2015 the Company granted each of the NEOs performance-based retention awards in the form of PSUs, in addition to the regular-cycle LTI awards discussed above. The target grant values and target number of PSUs granted pursuant to the awards are set forth in the table below:

	Target Award	Target Number
Named Executive Officer	Value ($)	of PSUs* (#)
J. Michael Lawrie	10,000,000	338,869
Paul N. Saleh	3,500,000	118,604
William J. Deckelman, Jr.	1,619,000	54,866
Stephen J. Hilton	2,600,000	88,106
James R. Smith	2,600,000	88,106
David W. Zolet	1,300,000	44,053
____________________

*	Determined in accordance with our Equity Grant Policy, which was modified in connection with the Separation to normalize the effect of using a combination of pre-Separation and post-Separation stock prices for purposes of determining the average three-month closing stock price for the period ending on the grant date.

46	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Mr. Lawrie’s PSU award vests subject to the achievement of certain financial and organizational performance goals. 37.5% of the award is tied to financial goals (the “Financial Component”). Between 0% and 100% of the Financial Component will vest on December 15, 2018 subject to Mr. Lawrie’s continued employment and our EPS performance for Fiscal 2018. 50% of the Financial Component will be eligible to vest if our EPS for Fiscal 2018 equals or exceeds the same Separation-adjusted EPS threshold of $2.50 applicable to our regular-cycle Fiscal 2016 PSU grants (“EPS Threshold”). The Financial Component will be eligible to vest up to a maximum of 100% if our Fiscal 2018 EPS equals or exceeds the same target EPS goal applicable to our regular-cycle Fiscal 2016 PSU grants (“EPS Target”). Vesting is interpolated within this range and no portion of the Financial Component will vest if we do not achieve at least the EPS Threshold in Fiscal 2018.

The remaining 62.5% of Mr. Lawrie’s award (the “Organizational Health Component”) vests subject to the achievement of both an EPS hurdle for our 2017 fiscal year (“Fiscal 2017”) and the Board’s assessment of our organizational health for the period ending March 31, 2017. The Fiscal 2017 EPS hurdle is equal to 60% of our target EPS goal. The Board will assess our organizational health based on such factors as (but not limited to) management succession, enterprise risk and competitive positioning. If the Fiscal 2017 EPS hurdle is met and the Board determines that vesting should occur based on its assessment of our organizational health, then 50% of the Organizational Health Component will vest on or about March 31, 2017, 25% on September 30, 2017 and the remaining 25% on March 31, 2018, subject to Mr. Lawrie’s continued employment.

Up to 100% of the awards for Messrs. Saleh, Deckelman, Hilton, Smith and Zolet will vest on December 15, 2018 subject to each executive’s continued employment and the achievement of the same EPS goals that apply to the Financial Component of Mr. Lawrie’s award. In addition, Mr. Saleh is eligible for earlier vesting in a portion of his award. Mr. Saleh is eligible to vest in one-third of his award on December 15, 2016 if our EPS achievement for Fiscal 2016 equals or exceeds the EPS Threshold. As discussed above under “Fiscal 2016 PSUs,” our EPS for Fiscal 2016 exceeded the EPS Threshold, meaning that Mr. Saleh will be eligible for early vesting of 33% of his award on December 15, 2016, subject to his continued employment. In addition, one-third of his award may vest on December 15, 2017 if our EPS for Fiscal 2017 equals or exceeds the EPS goal at which 75% of the regular cycle Fiscal 2016 PSU awards vest. Any portion of Mr. Saleh’s award that vests early will reduce the amount of his award that may vest on December 15, 2018 based on EPS performance for Fiscal 2018 as described above. Any portion of Mr. Saleh’s award that vests early will not be paid until the earlier of December 15, 2018 or Mr. Saleh’s separation from service.

Vesting of 2015 CEO Performance Award

In recognition of Mr. Lawrie’s successful leadership in executing the Company’s transformation strategy and as a further incentive to continue that process, on July 15, 2014, Mr. Lawrie received a special PSU award with an intended grant-date value of $2,500,000. Based on our Equity Grant Policy, this translated into an award of 40,368 PSUs. Up to 100% of the award could vest and be converted into shares of our common stock on the first anniversary of the grant date if certain financial, governance and organizational performance goals were met, subject to Mr. Lawrie’s continued employment.

The financial goal was achievement of at least 80% of our corporate OI goal for Fiscal 2015, which was met as discussed in our annual proxy statement last year. The governance and organizational goals required demonstrated progress in achieving best-in-class board governance and engagement, leadership preparedness and stability objectives. The Committee evaluated achievement of the governance and organizational goals in July 2015 and determined that 100% of the PSUs should vest.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	47

Effect of Separation on Outstanding Equity Awards

In connection with the Separation, outstanding employee equity awards (including awards held by our NEOs) were adjusted as follows:

●

Adjustment of Options: Outstanding stock options (vested or unvested) granted prior to Fiscal 2016 were converted using the “basket method” into both options to purchase shares of CSRA Inc. (“CSRA”) and adjusted Computer Sciences Corporation (“CSC”) options. Any unvested, outstanding CSC options granted in our 2014 fiscal year (“Fiscal 2014”) became 100% vested immediately following the effective time of the Separation. Outstanding CSC options granted in Fiscal 2015 became 2/3 vested immediately following the Separation and the remaining 1/3 of the resulting CSC and CSRA options vest in equal tranches in May 2016 and May 2017, or in accordance with the current vesting schedule for such options if the Committee so provides. Outstanding options (vested or unvested) granted in Fiscal 2016 were converted using the “concentration method” into CSRA options for individuals who became CSRA employees in connection with the Separation and into adjusted CSC options for individuals who did not become CSRA employees in connection with the Separation, and in each case retain the same vesting schedule they had before the Separation.

●

Adjustment of Time-Based RSUs: Outstanding restricted stock units (other than PSUs) were converted using the “basket method” into both CSRA restricted stock units and adjusted CSC restricted stock units, and in each case retain the same vesting schedule they had before the Separation.

●

Adjustment of PSUs: Outstanding PSUs granted in Fiscal 2014 were deemed to have been earned at the maximum 200% of the target level, and 150% of the target award (i.e., the maximum 200% minus the 50% that previously vested after the end of Fiscal 2014 and Fiscal 2015) vested at the time of the Separation. Outstanding PSUs granted in Fiscal 2015 were deemed to have been earned at 100% of the target level, with 45% of the target award vested at the time of the Separation and the remaining 30% of the target award (i.e., 100% minus the 25% that previously vested after the end of Fiscal 2015 and the 45% that vested at the time of the Separation) converted using the “basket method” into both time-vesting CSRA RSUs and time-vesting CSC RSUs, vesting in each case in equal tranches in May 2016 and May 2017, subject to their terms. Outstanding PSUs granted in Fiscal 2016 were converted using the “concentration method” into CSRA PSUs for individuals who became employees of CSRA in connection with the Separation and into adjusted CSC PSUs for individuals who did not become CSRA employees in connection with the Separation, in each case retaining the same vesting terms they had before the Separation but with adjusted performance goals to reflect the Separation. The Separation-adjusted threshold performance goal for the CSC Fiscal 2016 PSUs is discussed above in “Fiscal 2016 PSUs.”

48	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

The table below illustrates the effect of the Separation-related adjustments on the performance cycles for the Fiscal 2014, Fiscal 2015 and Fiscal 2016 PSU awards:

	Performance	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
Award	Period	2014	2015	2016	2017	2018
Fiscal 2014 PSUs	4/2013- 3/2016	25% vested	25% vested	150% vested upon Separation (200% less Fiscal 2014 and Fiscal 2015 vested amounts)	–	–

Fiscal 2015 PSUs	4/2014- 3/2017	–	25% vested	45% vested upon Separation	15% converted to time-based RSUs vesting in May 2016	15% converted to time-based RSUs vesting in May 2017

Fiscal 2016 PSUs	4/2015- 3/2018	–	–	25% vested	Up to 25%	Up to 200%, less Fiscal 2015 and Fiscal 2016 vested amounts

Compensation Decisions After the End of Fiscal 2016

Fiscal 2017 Retention Awards. In May 2016, after the end of Fiscal 2016, the Committee approved retention awards to Messrs. Smith and Zolet in the amounts of $200,000 and $150,000, respectively. Although the awards were granted in Fiscal 2017 and do not relate to Fiscal 2016 performance, they are discussed here because the Committee considered the fact that the executives did not receive an EICP payment for Fiscal 2016 in making the decision to grant the awards and in determining the amount of each award. Half of each retention award was paid in cash, subject to a clawback if the executive resigns or is terminated for cause within one year after the grant date, and the remaining half was paid in the form of RSUs vesting on the first anniversary of the grant date. Because these awards were granted in Fiscal 2017, they are not presented in the Summary Compensation Table below or the tables that follow; however, they will be presented in these tables in next year’s proxy statement if each executive remains an NEO.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	49

Other Executive Compensation

Post-Employment Benefits

Retirement Plans. The Committee views retirement benefits as an important component of our executive compensation program. As such, we offer our employees, including the NEOs, a retirement program that provides the opportunity to accumulate retirement income. We periodically review our benefits program against our peer group and aim for the program to be competitive.

Retirement Plans
CSC Matched Asset Plan (“MAP”)	Broad-based, qualified, defined contribution 401(k) plan with company match on a portion of employee contributions and directed investment alternatives.
Deferred Compensation Plan

CSC maintains the CSC Deferred Compensation Plan, which is offered to approximately 2,000 U.S. executives annually. This unfunded plan allows participants to defer receipt of incentive compensation and salary. Additional details can be found under “Fiscal Year 2016 Nonqualified Deferred Compensation” below.

Career Shares. CSC grants Career Shares in the form of RSUs to a select, limited number of key executives. The Committee believes that the Career Share program has been a valuable compensation tool for attracting and retaining mid-career executive talent. Once vested, delivery of shares commences at retirement and is spread ratably in 10 annual installments following retirement, thereby continuing to tie a portion of the executive’s post-retirement income to share value and promoting long-term alignment with stockholder interests. The Career Share program replaces the Company’s Supplemental Executive Retirement Plan which was frozen in 2009.

At the beginning of Fiscal Year 2016, each of the NEOs other than Mr. Hilton (who joined the Company mid-year) received Career Share grants in an amount equal to 25% of their Fiscal 2015 base salary and EICP payout for Fiscal 2015. Mr. Lawrie’s and Mr. Saleh’s Career Shares fully vest at age 62 (subject to continued employment), or at or after age 55 with at least five years of continued employment. As a grandfathered participant who entered the program prior to June 2012, Mr. Deckelman’s Career Shares fully vest upon him reaching age 65, or age 55 or older with at least 10 years of service. Since they each entered the program after June 2012, Mr. Smith’s and Mr. Zolet’s Career Shares provide for 50% vesting upon reaching age 55 with five years of service, and additional vesting in 10% increments for each additional year of service beyond five years, with full vesting at age 62.

Severance and Change in Control Compensation

In order to offer competitive total compensation packages to our executive officers, as well as to ensure the ongoing retention of these individuals, we offer certain post-employment benefits to a select group of executive officers, including our NEOs. The Severance Plan for Senior Management and Key Employees (the “Severance Plan”) provides “double trigger” income and benefits continuity protection to the executive for the limited case in which the employment of the executive officer is terminated by the Company without cause or by the executive for good reason during a specified window of time following a change in control. The Severance Plan is intended to preserve executive productivity and encourage retention during an actual or potential change in control of the Company. We believe the importance of these benefits increases with the position and level of responsibility of the executive.

50	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

We also maintain an Executive Officer Severance Policy (the “Severance Policy”) to provide severance benefits in the discretion of the Compensation Committee and the CEO to certain executives whose employment with the Company is terminated by the Company without cause in situations not involving a change in control. The Severance Policy covers those executives reporting directly to the CEO who are Section 16 officers. An executive who resigns from the Company is not entitled to benefits under the Severance Policy.

Mr. Lawrie does not participate in the Severance Plan, nor is he covered under the Severance Policy. Instead, the Company has entered into an employment agreement with Mr. Lawrie that provides for certain severance payments. Additional details regarding the Severance Plan, the Severance Policy and Mr. Lawrie’s severance benefits under his employment agreement are provided under “Potential Payments Upon Change in Control and Termination of Employment” below.

The Company has entered into non-compete agreements with each of our executive officers other than the CEO. These agreements generally prohibit our executives from competing with CSC for 12 months following any termination of employment, prohibit our executives from soliciting our employees or clients for 24 months following any termination of employment, and contain a non-disclosure provision. We entered into these agreements in an effort to protect vital Company interests. Mr. Lawrie is subject to separate non-compete requirements under the terms of his employment agreement.

Perquisites and Other Benefits

Health Care Benefits. We provide health care benefits to eligible employees, including medical, dental, life, disability and accident insurance. These benefits are available to all U.S. employees generally, including the NEOs. These programs are designed to provide certain basic quality of life benefits and protections.

Perquisites. CSC provides certain limited perquisites to senior executives, including the NEOs, in order to enhance their security and productivity. The Committee reviews the perquisites provided to the NEOs annually as part of its overall review of executive compensation. The Committee has determined that it is reasonable and competitive to provide relocation benefits to newly hired or relocated executives.

In addition, the CEO may use Company owned or leased aircraft for personal purposes and, at times, is advised to use such aircraft for security reasons even if for personal travel. The CEO is taxed on the value of this usage according to IRS rules and no tax gross-up is provided for personal usage of corporate aircraft. See the notes to the Summary Compensation Table for more information regarding the perquisites provided to the NEOs.

Compensation Framework

Role of Management

The CEO, with the assistance of the Chief Human Resources Officer (“CHRO”), conducts an annual review of the total compensation of each executive officer, including the NEOs. The CEO’s review includes an assessment of each executive officer’s performance, the performance of the individual’s respective business or function, executive retention considerations, succession potential and the competitive market. Following such review, the CEO recommends base salaries and target annual and LTI opportunities for the executive officers to the Committee.

Role of the Compensation Committee

The Committee is responsible for overseeing the Company’s compensation policies and programs. In fulfilling its responsibilities, the Committee annually reviews general trends in executive compensation, compensation design, and the total value and mix of compensation for our executive officers. This process

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	51

includes the review and approval of the target and actual Total Direct Compensation of each executive officer, taking into consideration internal pay equity, tenure and performance of various executive officers, potential future contributions, succession, and competitive market information. Pursuant to its charter, the Committee may delegate any of its responsibilities to a subcommittee or to Company employees or others. The Committee has not delegated its authority for compensation for executive officers. However, the Committee has delegated authority under CSC’s equity incentive plans to the CEO to grant equity awards to employees who are not senior executives, subject to certain limits.

CEO Compensation. The Committee works directly with its compensation consultant to provide a decision-making framework for setting the CEO’s target Total Direct Compensation. The Committee establishes the goals and objectives relevant to the CEO’s compensation and makes a recommendation to the Board for the CEO’s compensation. The independent directors of the Board review the Committee’s recommendations and determine the CEO’s total compensation, within the framework provided by Mr. Lawrie’s employment agreement.

Role of Compensation Consultant

To assist the Committee in discharging its responsibilities, the Committee has directly retained PM&P as its independent compensation consultant.

PM&P consults with the Committee on executive compensation matters generally, including advising on trends and best practices in the design, composition and policies of executive compensation programs and providing commentary and advice on management proposals to the Committee. Specifically, during Fiscal 2016, PM&P advised the Committee on:

●	Pay practice trends
●	Proxy trends
●	CEO compensation
●	Non-employee director compensation
●	Pay for performance
●	Selection of peer group companies; and
●	Peer group pay comparisons

PM&P also attended most Committee meetings at the request of the Committee Chair. Other than the work performed in Fiscal 2016 for the Committee, PM&P did not provide any other services to CSC or its executive officers. Based on this and other factors reviewed by the Committee, the Committee has determined that the work performed by PM&P does not raise any conflict of interest.

Review of Market Compensation Data

CSC reviews market pay levels and practices for NEOs using a combination of survey data and proxy disclosures on pay for our peer group. The Committee reviews the peer group periodically and identified the following companies as CSC’s peer group for the purposes of reviewing the competitiveness of compensation opportunities for the NEOs for Fiscal 2016: Accenture, plc; Northrop Grumman Corp.; Raytheon Co.; Xerox Corp.; EMC Corporation; L-3 Communications Holdings, Inc.; Texas Instruments, Inc.; Western Digital Corp.; Textron, Inc.; Automatic Data Processing, Inc.; Motorola Solutions, Inc.; Cognizant Technology Solutions Corp.; Hewlett-Packard Co.; International Business Machines; Microsoft Corp.; Seagate Technology Plc; Fidelity National Information Services and Teradata Corp. (collectively, the “Peer Group”).

52	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

The Committee considered several factors in its choice of peers, including the market in which the Company competes for executive talent, certain strategic aspects of the Company’s transformation strategy, and stockholder concerns. The Committee determined that including significantly larger companies by revenue in the Peer Group was appropriate given that we compete with these companies for executive talent, but ensured that PM&P regressed the compensation data for these larger companies to enhance its comparability. In August 2015, the Committee revised the Peer Group in anticipation of the Separation to take into account the expected impact of the Separation on our size and business. Starting with the existing Peer Group, the Committee excluded any companies with greater than three times our expected revenue size post-Separation, excluded any aerospace and defense companies and added new companies based on company size, industry and financial characteristics. The revised Peer Group of 13 is reflected in the following table. CSC Fiscal 2016 revenue of $7.1 billion ranked near the median revenue of $7.2 billion for the 13 peers.

Peer Group
Revenue
Company Name	($ in billions)*
Accenture plc	33.5
Automatic Data Processing, Inc.	11.4
CA, Inc.	4.0
Cognizant Technology Solutions Corporation	12.7
EMC Corporation	24.6
Fidelity National Information Services, Inc.	7.2
Motorola Solutions, Inc.	5.7
NCR Corporation	6.3
Symantec Corporation	3.6
Teradata Corporation	2.5
Unisys Corporation	3.0
Western Digital Corporation	12.7
Xerox Corporation	17.9
____________________
*	Represents 12 months of revenue through March 31, 2016 except for:
(1)	Accenture plc represents 12 months of revenue through February 29, 2016
(2)	Motorola Solutions, Inc. represents 12 months of revenue through April 2, 2016
(3)	Symantec Corporation represents 12 months of revenue through April 1, 2016
(4)	Western Digital Corporation represents 12 months of revenue through April 1, 2016

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	53

Additional Compensation Policies

In addition to the components of our executive compensation program, we maintain the compensation policies described below.

Policy on Transactions in Company Securities and Related Derivatives

The Board of Directors has adopted a policy prohibiting directors, corporate officers and each employee of CSC or its subsidiaries who are financial insiders, and members of their immediate families, from entering into any transactions in CSC’s securities except during announced trading periods, or pursuant to a trading plan under Rule 10b5-1 of the Exchange Act. Such transactions are subject to pre-approval by the Company’s CEO, CFO, CHRO and General Counsel prior to entering any such transaction. In addition, CSC prohibits directors, officers and financial insiders, and members of their immediate families, from derivative security transactions with respect to equity securities of CSC. CSC also discourages directors, officers and financial insiders from margining or pledging CSC stock to secure a loan or purchase shares of CSC stock on margin. None of the NEOs has margined or pledged any CSC stock.

Equity Ownership Guidelines

The Committee has adopted equity ownership guidelines for senior level executives to encourage them to build their ownership positions in our common stock over time and retain shares they earn through our equity incentive plans. The Committee believes that stock ownership by our executive officers further aligns their interests with those of long-term stockholders. In order to mitigate any negative impact to an executive’s compliance with the guidelines as a result of the change in our stock price following the Separation, shares of CSRA stock owned by an executive will count toward the ownership requirement as well, until such time as the Committee deems appropriate. Under the equity ownership guidelines, each senior level executive who has not yet achieved the equity ownership levels must retain a certain percentage of the net shares (after withholding for taxes and exercise price) resulting from stock option exercises, PSU payments or other Long-Term Incentives until the levels are achieved. In order to encourage executives to meet the guidelines more quickly, there are higher retention requirements the farther an executive is from meeting the guidelines. Executives who have satisfied 50% or less of their ownership guideline must retain 100% of their net shares, executives who have satisfied between 51% and 75% of their ownership guideline must retain 75% of their net shares, and executives who have satisfied more than 75% of their ownership guidelines must retain 50% of their net shares.

The ownership guidelines for our NEOs are as follows:

Stock Value as a
Position	Percentage of Base Salary
Chief Executive Officer	700%
Other Named Executive Officers	300%

The Committee reviews compliance with the guidelines on an annual basis and considers the amount of common stock held directly or through the Company’s MAP, Career Shares and RSUs (but not PSUs) in determining whether an executive has achieved his designated equity ownership level.

54	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Tax Deductibility of Compensation

Section 162(m) limits a company’s annual tax deduction for compensation to its CEO and its three other highest-paid executive officers employed at year-end (other than the CFO) to $1 million per person, unless, among other things, the compensation is “performance-based,” as defined in Section 162(m), and provided under a plan that has been approved by the stockholders. It is our policy to design and administer our compensation program in a tax efficient manner and the Committee considers the impact of the deduction limitations imposed by Section 162(m) on the Company. As noted above, compensation decisions are made, among other things, to ensure market competitiveness, to reward outstanding performance, and to attract proven talent. Sometimes this results in compensation amounts being non-deductible under Section 162(m). For example, since the CEO’s salary is above the $1 million threshold, a portion of his salary and his perquisites are not deductible by the Company.

Compensation Recoupment Policy

CSC maintains a compensation recoupment or “clawback” policy that permits the Company to recover performance-based compensation from participants whose fraud or intentional illegal conduct materially contributed to a financial restatement. The policy allows for the recovery of the difference between compensation awarded or paid and the amount which would have been paid had it been calculated based on the restated financial statements, excluding any tax payments. In addition, under the Company’s equity grant agreements, employees may be required to forfeit awards or gains if a recipient breaches the non-competition, non-solicitation of employees, or non-disclosure provisions of such agreements.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	55

Summary Compensation Table

The following table provides information on the compensation of the Named Executive Officers in the Fiscal Years indicated.

Name & Principal Position[1] (a)	Fiscal Year (b)	Salary[2] ($) (c)	Bonus[3] ($) (d)	Stock Awards[4] ($) (e)	Option Awards[5] ($) (f)	Non-Equity Incentive Plan Compensation[6] ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[7] ($) (h)	All Other Compensation[8] ($) (i)	Total ($) (j)
J. Michael Lawrie	2016	1,250,000	2,250,000	16,461,437	3,577,091	–	–	285,203	23,823,731
Chairman, President and	2015	1,250,000	–	8,614,596	3,262,979	1,875,000	–	451,305	15,453,880
Chief Executive Officer	2014	1,250,000	–	5,929,207	3,582,098	2,182,500	–	323,390	13,267,195
Paul N. Saleh	2016	700,000	770,000	5,678,459	1,144,662	–	–	6,577	8,299,698
Executive Vice President	2015	700,000	–	2,041,916	1,044,151	700,000	–	6,325	4,492,392
and Chief Financial	2014	700,000	–	1,895,080	1,146,270	781,200	–	4,299	4,526,849
Officer
William J. Deckelman, Jr.	2016	539,700	300,000	2,725,182	551,592	–	–	24,733	4,141,207
Executive Vice	2015	539,700	–	1,058,929	503,168	361,600	14,374	7,541	2,485,312
President, General	2014	539,700	–	1,050,704	552,355	474,930	2,212	21,294	2,641,195
Counsel and Secretary
Stephen J. Hilton	2016	650,000	325,000	4,772,007	1,395,068	–	–	3,661	7,145,736
Executive Vice President
and General Manager,
Global Infrastructure
Services
James R. Smith	2016	650,000	–	3,993,937	730,749	–	–	9,136	5,383,822
Executive Vice	2015	650,000	50,000	1,375,609	727,173	217,750	–	27,321	3,047,853
President, Global
Business Services
David W. Zolet	2016	643,423	–	2,831,740	797,179	–	–	28,716	4,301,058
Executive Vice President	2015	605,000	–	1,194,643	583,274	546,920	–	–	2,929,837
and General Manager,	2014	532,692	–	1,037,220	562,895	529,370	–	25,768	2,687,945
Americas Region
____________________

1.	Mr. Lawrie joined the Company as President and Chief Executive Officer on March 19, 2012.

Mr. Saleh joined the Company as Executive Vice President and CFO on May 23, 2012.

Mr. Deckelman joined the Company as Executive Vice President and General Counsel in 2008.

Mr. Hilton joined the Company as Executive Vice President and General Manager, Global Infrastructure Services on March 3, 2015.

Mr. Smith joined the Company as a Vice President on May 13, 2013 and was promoted to Executive Vice President, Global Business Services, on August 17, 2013.

Mr. Zolet joined the Company on July 26, 2010 and was promoted to EVP & GM on October 6, 2012.

56	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

2.	The amounts shown in Column (c) reflect all salary earned during the fiscal year, whether or not payment was deferred pursuant to the Deferred Compensation Plan or any other plan. All NEOs are paid in U.S. dollars.

3.	The amounts shown in Column (d) for Fiscal 2016 reflect (i) the discretionary transaction success bonuses awarded to Messrs. Lawrie, Saleh and Deckelman for their performance in executing the Separation and Merger and (ii) the guaranteed bonus for Mr. Hilton. Mr Hilton received 50% of the bonus in cash and 50% in the form of RSUs vesting on the first anniversary of the grant date. See the CD&A for additional details. The amount for Fiscal 2015 for Mr. Smith reflects a new-hire sign-on bonus.

4.	The amounts shown in Column (e) reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 for performance-vesting and service-vesting RSUs granted during the fiscal year, including Career Shares, where applicable. Career Shares are subject to the CEO’s nomination and Committee approval.

Pursuant to SEC rules, we present the amounts excluding the impact of estimated forfeitures. For a discussion of the assumptions made in the valuation of RSUs, reference is made to the section of Note 1 to the Company’s consolidated financial statements set forth in the Company’s 2016 Annual Report providing details of the Company’s accounting under FASB ASC Topic 718.

There were no NEOs with Stock Awards cancelled or forfeited during FY2016.

A substantial portion of the stock awards granted consisted of PSUs. For all PSUs, the amounts included in Column (e) reflect the value at the grant date based upon the estimated performance during the performance period at 100% of target. The maximum grant date values of the Fiscal 2016 stock awards (including service-vesting RSUs and Career Shares, and assuming that PSUs granted on May 22, 2015 have a pay out at the maximum of 200% of target, and retention PSUs granted on December 15, 2015 have a pay out at the maximum of 100% of target) are as follows:

Fiscal 2016 Stock
Awards at
Name	Maximum Value ($)
J. Michael Lawrie	21,849,923
Paul N. Saleh	7,402,786
William J. Deckelman, Jr.	3,556,117
Stephen J. Hilton	6,873,521
James R. Smith	5,094,753
David W. Zolet	4,032,605

5.	The amounts shown in Column (f) reflect the aggregate Black Scholes grant date fair value computed in accordance with FASB ASC Topic 718 for stock options granted during the fiscal year.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	57

Pursuant to SEC rules, we present the amounts excluding the impact of estimated forfeitures. For a discussion of the assumptions made in the valuation of Stock Options, reference is made to the section of Note 1 of the Company’s 2016 Annual Report filed on Form 10-K that provides details of the Company’s accounting under FASB ASC Topic 718.

During FY2016, there were no forfeitures/cancellations of Stock Option grants to any Named Executive Officer.

6.	The amounts shown in Column (g) reflect amounts earned during the fiscal year under the EICP, whether or not payment was deferred pursuant to the Deferred Compensation Plan.

7.	Mr. Deckelman was the only NEO who participated in the Company’s pension plan in the years presented. The Company’s pension plan was transferred to CSRA in connection with the Separation. No NEO received above market or preferential earnings from the Deferred Compensation Plan for any year presented in the table.

8.	Column (i) includes the total dollar amount of all other compensation, perquisites and other property paid to the NEOs. During Fiscal 2016, the Company provided the following perquisites and other personal benefits, or property, to NEOs, except as otherwise indicated: personal use of Company aircraft (Mr. Lawrie), annual medical screening (Messrs. Lawrie and Zolet), and Financial Counseling (Messrs. Deckelman and Zolet). In addition, the Company makes matching contributions to the Company’s broad-based 401(k) defined contribution plan on behalf of the NEOs. The Company also pays premiums for life insurance policies for the benefit of the NEOs, none of whom has or will receive, or has been allocated, an interest in any cash surrender value under these policies.

The incremental cost of each perquisite representing more than 10% of the value of all of an executive’s perquisites or, if greater, more than $25,000, and the amount of matching contributions to the defined contribution plan and life insurance premiums paid for each NEO in Fiscal Year 2016 are set forth below:

	Personal Use	401(k) Plan	Basic Life
Named Executive Officer	of Company	Matching	Insurance
(NEO)	Aircraft	Contributions	Premiums
J. Michael Lawrie	264,269	7,798	1,824
Paul N. Saleh	–	5,300	1,277
William J. Deckelman, Jr.	–	6,850	985
Stephen J. Hilton	–	2,475	1,186
James R. Smith	–	7,950	1,186
David W. Zolet	–	6,849	1,170

The incremental cost of Mr. Lawrie’s use of Company aircraft is based on the variable costs to the Company, including fuel costs, on-board catering, landing/ramp fees and other miscellaneous variable costs. This calculation does not include fixed costs which do not change based on usage, such as depreciation, leasing costs, and flight crew salaries.

All employees (including the NEOs) with at least one year of service are vested in the matching contributions credited to their 401(k) accounts.

58	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Summary of CEO Compensation Realized in Fiscal 2016

The table below provides a different perspective on compensation that is supplemental to the information contained in the Summary Compensation Table. This table details the pre-tax income realized by Mr. Lawrie during Fiscal 2016 from base salary, annual incentive compensation, and annual cycle and inducement long term equity incentive compensation from which Mr. Lawrie has received cash or vested shares (including dividend equivalents paid on RSUs) with respect to our Common Stock. It does not include non-qualified deferred compensation or other compensation included in column “h” of the Summary Compensation Table or vested, unexercised stock options. It also does not include any income realized by Mr. Lawrie in connection with the vesting or exercise of any stock awards granted by CSRA.

In Fiscal 2016, the majority of Mr. Lawrie’s realized compensation resulted from performance-based awards, including the accelerated vesting of Fiscal 2014 and Fiscal 2015 PSUs upon the Separation. In addition, the Company’s success enabled 150% of target Fiscal 2013 annual cycle PSU grants and, prior to the Separation, 25% of target Fiscal 2014 PSUs to experience accelerated vesting after certification of Fiscal 2015 EPS.

		Annual	Pre-Tax
	Applicable	Rate/Target	Realized
Cash Compensation	Period	($)	Amount ($)	Explanation
Salary	Fiscal 2016	$1,250,000	$1,250,000	Represents base salary for full FY2016

Annual Cash Incentive	Fiscal 2016	$1,875,000	$2,250,000

Target EICP was set at 150% of base salary. None of the NEOs received an annual incentive payout under the EICP for Fiscal 2016 due to the Company’s failure to achieve 80% of its Separation-adjusted Operating Income target for Fiscal 2016. However, in order to recognize and reward their efforts and leadership in executing the Separation and Merger of CSRA in Fiscal 2016, the Committee approved a discretionary transaction success bonus to Mr. Lawrie.

Total Cash Compensation		$3,125,000	$3,500,000

		Award	Pre-Tax
	Applicable	Date Value	Realized
Equity Compensation	Period	($)	Amount ($)
Time-Vesting Inducement RSUs	Fiscal 2016	$614,000	$1,982,000	A total of 50,000 Time-Vesting Inducement RSUs (representing 25% of the 200,000 RSU grant with a 4-year graded vesting schedule) vested on April 1, 2016 (i.e., the final day of FY2016). The Pre-Tax Realized Income includes the 179% CSC stock price increase from grant date through vesting date plus $268,500 of dividend equivalents, during that period.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	59

		Award	Pre-Tax
	Applicable	Date Value	Realized
Equity Compensation	Period	($)	Amount ($)
FY2013 Performance-Vesting Annual Cycle RSUs	Fiscal 2015	$7,875,008	$18,788,216	In May 2015, 270,062 PSUs (representing 150% of the FY2013 PSU grant) experienced accelerated vesting because FY2015 EPS exceeded the pre-specified EPS goal for such accelerated vesting. Pre-Tax Realized income is reported based on the CSC stock price as of June 8, 2015, the day the vested PSUs were distributed. The Pre-Tax Realized Income includes the 129.9% CSC stock price increase from grant date through vesting date plus $680,559 of dividend equivalents, during that period.

FY2014 Performance Vesting Annual Cycle RSUs	Fiscal 2015	$552,988	$1,898,602	In May 2015, 27,608 PSUs (representing 25% of the FY2014 Annual Cycle PSU grant) experienced accelerated vesting because FY2015 EPS exceeded the pre-specified EPS goal for such accelerated vesting. Pre-Tax Realized Income is reported based on the CSC stock price as of June 8, 2015, the day the vested PSUs were distributed. The Pre-Tax Realized Income includes the 234.7% CSC stock price increase from grant date through vesting date plus $47,486 of dividend equivalents, during that period.

FY2014 Performance-Vesting Annual Cycle RSUs	Fiscal 2016	$3,317,970	$5,946,837	In November 2015, 165,650 PSUs (representing 150% of the FY2014 Annual Cycle PSU grant) experienced accelerated vesting in connection with the Separation. Pre-Tax Realized income is reported based on the CSC stock price as of February 12, 2016, the day the vested PSUs were distributed. The Pre-Tax Realized Income includes the 56.4% CSC stock price increase from grant date through vesting date plus $757,023 of dividend equivalents, during that period.

60	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

		Award	Pre-Tax
	Applicable	Date Value	Realized
Equity Compensation	Period	($)	Amount ($)
FY2015 Performance Vesting Annual Cycle RSUs	Fiscal 2015	$586,396	$1,458,908	In May 2015, 21,464 PSUs (representing 25% of the FY2015 Annual Cycle PSU grant) experienced accelerated vesting because FY2015 EPS exceeded the pre-specified EPS goal for such accelerated vesting. Pre-Tax Realized Income is reported based on the CSC stock price as of June 8, 2015, the day the vested PSUs were distributed. The Pre-Tax Realized Income includes the 145.4% CSC stock price increase from grant date through vesting date plus $19,747 of dividend equivalents, during that period.

FY2015 Performance Vesting Annual Cycle RSUs	Fiscal 2016	$1,055,454	$1,356,021	In November 2015, 38,633 PSUs (representing 45% of the FY2015 Annual Cycle PSU grant) experienced accelerated vesting in connection with the Separation. Pre-Tax Realized Income is reported based on the CSC stock price as of February 12, 2016, the day the vested PSUs were distributed. The Pre-Tax Realized Income includes the 14.7% CSC stock price increase from grant date through vesting date plus $145,649 of dividend equivalents, during that period.

FY2015 Special Performance Vesting RSUs	Fiscal 2015/ Fiscal 2016	$2,561,350	$2,778,126	40,368 PSUs (representing 100% of the FY2015 one-time PSU grant) vested in July 2015 at the end of the one-year vesting period. Pre-Tax Realized Income is reported based on the CSC stock price as of July 15, 2015, the day the vested PSUs were distributed. The Pre-Tax Realized Income includes the 7% CSC stock price increase from grant date through vesting date plus $37,139 of dividend equivalents, during that period.

FY2013 Stock Options	Fiscal 2016	$109,440	$162,554	On July 16, 2015, 4,000 Stock Options = 1% of the FY2013 Stock Option grant were exercised and sold. The Pretax Realized income includes 146.4% Stock price increase.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	61

		Award	Pre-Tax
	Applicable	Date Value	Realized
Equity Compensation	Period	($)	Amount ($)
FY2013 Stock Options	Fiscal 2016	$109,440	$160,260	On July 17, 2015, 4,000 Stock Options = 1% of the FY2013 Stock Option grant were exercised and sold. The Pretax Realized income includes 146.4% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$16,443	$22,655	On July 27, 2015, 601 Stock Options were exercised and sold. The Pretax Realized income includes 137.8% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$614,000	$897,340	On January 16, 2016, 50,000 Stock Options = 12% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 146.1% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$115,420	$148,820	On February 26, 2016, 9,399 Stock Options = 2% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 128.9% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$49,120	$70,910	On March 10, 2016, 4,000 Stock Options = 1% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 144.4% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$109,206	$163,553	On March 10, 2016, 8,893 Stock Options = 2% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 149.8% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$50,348	$75,098	On March 11, 2016, 4,100 Stock Options = 1% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 149.2% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$389,190	$583,345	On March 11, 2016, 31,693 Stock Options = 8% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 149.9% Stock price increase.

62	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

		Award	Pre-Tax
	Applicable	Date Value	Realized
Equity Compensation	Period	($)	Amount ($)
FY2013 Stock Options	Fiscal 2016	$531,896	$833,478	On March 22, 2016, 43,314 Stock Options = 11% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 156.7% Stock price increase.
FY2013 Stock Options	Fiscal 2016	$98,240	$154,809	On March 23, 2016, 8,000 Stock Options = 2% of the FY2013 Stock Option grant were exercised and sold. The Pre-tax Realized income includes 157.6% Stock price increase.
Total Equity Compensation		$18,755,909	$37,481,532
Total Realized Compensation		$21,880,909	$40,981,532

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	63

Grants of Plan-Based Awards

The following table provides information on EICP awards, RSUs and stock options granted to the NEOs in the Fiscal Year ended April 1, 2016.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units[3] (#) (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Grant Date Fair Value of Stock and Option Awards ($) (m)
Name (a)	Grant Date (b)	Approval Date (c)	Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)
J. Michael Lawrie
EICP	–	–	937,500	1,875,000	3,750,000	–	–	–	–	–	–	–
RSUs – Performance	5/22/2015	5/21/2015	–	–	–	19,672	78,687	157,374	–	–	–	5,388,486
Retention PSU Award	12/15/2015	11/26/2015	–	–	–	169,435	338,869	338,869	–	–	–	10,271,119
RSUs – Career Shares	5/22/2015	5/21/2015	–	–	–	–	–	–	11,709	–	–	801,832
Stock Options	5/22/2015	5/21/2015	–	–	–	–	–	–	–	170,051	68.48	3,577,099
Paul N. Saleh
EICP	–	–	350,000	700,000	1,400,000	–	–	–	–	–	–	–
RSUs – Performance	5/22/2015	5/21/2015	–	–	–	6,295	25,180	50,360	–	–	–	1,724,326
Retention PSU Award	12/15/2015	11/26/2015	–	–	–	39,534	118,604	118,604	–	–	–	3,594,887
RSUs – Career Shares	5/22/2015	5/21/2015	–	–	–	–	–	–	5,246	–	–	359,246
Stock Options	5/22/2015	5/21/2015	–	–	–	–	–	–	–	54,416	68.48	1,144,665
William J.
Deckelman, Jr.
EICP	–	–	269,850	539,700	1,079,400	–	–	–	–	–	–	–
RSUs – Performance	5/22/2015	5/21/2015	–	–	–	3,034	12,134	24,268	–	–	–	830,936
Retention PSU Award	12/15/2015	11/26/2015	–	–	–	27,433	54,866	54,866	–	–	–	1,662,988
RSUs – Career Shares	5/22/2015	5/21/2015	–	–	–	–	–	–	3,377	–	–	231,257
Stock Options	5/22/2015	5/21/2015	–	–	–	–	–	–	–	26,222	68.48	551,592
Stephen J. Hilton
EICP	–	–	325,000	650,000	1,300,000	–	–	–	–	–	–	–
RSUs – Performance	5/22/2015	5/21/2015	–	–	–	7,672	30,688	61,376	–	–	–	2,101,514
Retention PSU Award	12/15/2015	11/26/2015	–	–	–	44,053	88,106	88,106	–	–	–	2,670,493
Stock Options	5/22/2015	5/21/2015	–	–	–	–	–	–	–	66,320	68.48	1,395,071
James R. Smith
EICP	–	–	325,000	650,000	1,300,000	–	–	–	–	–	–	–
RSUs – Performance	5/22/2015	5/21/2015	–	–	–	4,019	16,075	32,150	–	–	–	1,100,816
Retention PSU Award	12/15/2015	11/26/2015	–	–	–	44,053	88,106	88,106	–	–	–	2,670,493
RSUs - Career Shares	5/22/2015	5/21/2015	–	–	–	–	–	–	3,251	–	–	222,628
Stock Options	5/22/2015	5/21/2015	–	–	–	–	–	–	–	34,739	68.48	730,750
David W. Zolet
EICP	–	–	325,000	650,000	1,300,000	–	–	–	–	–	–	–
RSUs – Performance	5/22/2015	5/21/2015	–	–	–	4,384	17,536	35,072	–	–	–	1,200,865
Retention PSU Award	12/15/2015	11/26/2015	–	–	–	22,027	44,053	44,053	–	–	–	1,335,246
RSUs – Career Shares	5/22/2015	5/21/2015	–	–	–	–	–	–	4,317	–	–	295,628
Stock Options	5/22/2015	5/21/2015	–	–	–	–	–	–	–	37,897	68.48	797,180
____________________

1.	The amounts shown in Columns (d), (e) and (f) reflect the threshold, target and maximum amounts which could be earned under the EICP for Fiscal 2016. Actual amounts earned for Fiscal 2016 under the EICP are set forth in column (g) of the Summary Compensation Table.

64	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

2.	For the annual cycle PSUs, the number of shares which may vest ranges from 25% of the target shares if Fiscal 2016 or Fiscal 2017 EPS threshold is met, to a maximum of 200% of the target shares if Fiscal 2018 EPS maximum is achieved. The threshold number contained in Column (g) represents achievement of 25% of target, but the actual payment could range to zero. In May 2016, the Committee determined that the threshold EPS was achieved for Fiscal 2016. Thus, for all NEOs, 25% of the target units were earned and paid during the first quarter of Fiscal Year 2017.

The retention PSU award for Mr. Lawrie is divided in two parts--37.5% of the award relates to the achievement of financial (EPS) goals for Fiscal 2018 (“Financial Component”) and the remaining 62.5% relates to the achievement of both a financial (EPS) goal for Fiscal 2017 and certain organizational health goals for the period ending March 31, 2017 (“Organizational Health Component”). For the Financial Component, the number of shares which may vest ranges from 50% of the target Financial Component shares if the Fiscal 2018 EPS threshold is met, to a maximum of 100% of the target Financial Component shares if the Fiscal 2018 EPS target is achieved. The threshold number contained in Column (g) represents achievement of 50% of target, but the actual payment of the Financial Component could range to zero. Up to 100% of the target Organizational Health Component shares may vest in tranches starting on March 31, 2017, if the applicable performance goals have been achieved. There is no threshold payout associated with the Organizational Health Component award. The maximum number of shares that may pay out under both components of the award is set forth in column (i).

The retention PSU awards for the NEOs other than Mr. Lawrie relate solely to the achievement of financial (EPS) goals for Fiscal 2018. The number of shares which may vest ranges from 50% of the target shares if the Fiscal 2018 EPS threshold is met, to a maximum of 100% of the target shares if the Fiscal 2018 EPS target is achieved. In addition, Mr. Saleh may vest in 33% of the target shares subject to his award if the Fiscal 2016 or Fiscal 2017 EPS threshold is met. The threshold number contained in Column (g) represents achievement of 50% of target for the remaining NEOs other than Mr. Saleh, and 33% of target for Mr. Saleh, but in each case the actual payment could range to zero. In May 2016, the Committee determined that the threshold EPS was achieved for Fiscal 2016. Thus, Mr. Saleh will be eligible for early vesting of 33% of his award on December 15, 2016, subject to his continued employment.

See CD&A, “Fiscal 2016 Performance-Based Retention Awards” for additional details.

3.	Career Shares granted in Fiscal 2016 were RSUs that vest upon the executive reaching a certain age and/or a certain number of years of service. See CD&A, “Other Executive Compensation -- Career Shares” for additional details. Career Shares are settled in shares of CSC stock at the rate of 10% of the shares granted on each of the first ten anniversaries of the executive’s retirement date.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	65

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on unexercised stock options and unvested RSUs held by the NEOs on April 1, 2016. All exercise prices and share numbers in the table for awards with grant dates prior to the Separation reflect the adjustments made in connection with the Separation as described in the CD&A under “Effect of Separation on Outstanding Equity Awards.”

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#) (f)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[2] (#) (h)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[1,2] ($) (i)
J. Michael Lawrie	12/15/2015	–	–		–	–	–		–	338,869	[3]	11,613,041
	5/22/2015	–	–		–	–	–		–	175,405	[4]	6,011,129
	5/22/2015	–	379,026	[5]	30.73	5/22/2025	–		–	–		–
	5/16/2014	124,634	62,317	[6]	27.32	5/16/2024	–		–	–		–
	5/16/2014	–	–		–	–	25,757	[7]	882,692	–		–
	5/20/2013	281,458	–		20.03	5/20/2023	–		–	–		–
	4/16/2012	260,461			12.28	4/16/2022
Paul N. Saleh	12/15/2015	–	–		–	–	–		–	118,604	[3]	4,064,559
	5/22/2015	–	–		–	–	–		–	56,130	[4]	1,923,575
	5/22/2015	–	–		–	–	5,246	[8]	179,780	–		–
	5/22/2015	–	121,287	[5]	30.73	5/22/2025	–		–	–		–
	5/16/2014	–	–		–	–	8,242	[7]	282,453	–		–
	5/16/2014	–	–		–	–	6,056	[8]	207,539	–		–
	5/16/2014	39,882	19,942	[6]	27.32	5/16/2024	–		–	–		–
	5/20/2013	90,095	–		20.03	5/20/2023	–		–	–		–
	5/20/2013	–	–		–	–	7,104	[8]	243,454	–		–
William J. Deckelman, Jr.	12/15/2015	–	–		–	–	–		–	54,866	[3]	1,880,258
	5/22/2015	–	–		–	–	–		–	27,048	[4]	926,935
	5/22/2015	–	–		–	–	3,377	[9]	115,730	–		–
	5/22/2015	–	58,446	[5]	30.73	5/22/2025	–		–	–		–
	5/16/2014	–	–		–	–	4,149	[7]	142,186	–		–
	5/16/2014	–	–		–	–	3,972	[9]	136,120	–		–
	5/16/2014	19,218	9,610	[6]	27.32	5/16/2024	–		–	–		–
	5/20/2013	–	–		–	–	6,503	[9]	222,858	–		–
	5/20/2013	43,414	–		20.03	5/20/2023	–		–	–		–
	5/22/2012	–	–		–	–	4,492	[9]	153,941	–		–
	6/20/2011	–	–		–	–	4,561	[9]	156,305	–		–
	6/20/2011	39,440	–		17.30	6/20/2021	–		–	–		–
	5/25/2010	–	–		–	–	5,051	[9]	173,098	–		–
	5/25/2010	25,214	–		21.64	5/25/2020	–		–	–		–
	5/26/2009	–	–		–	–	6,801	[9]	233,070	–		–
	5/26/2009	14,111	–		18.90	5/26/2019	–		–	–		–
	5/27/2008	–	–		–	–	1,024	[9]	35,092	–		–
Stephen J. Hilton	12/15/2015	–	–		–	–	–		–	88,106	[3]	3,019,393
	5/22/2015	–	147,820	[5]	30.73	5/22/2025	–		–	–		–
	5/22/2015	–	–		–	–	–		–	68,408	[4]	2,344,342

66	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#) (f)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[2] (#) (h)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[1,2] ($) (i)
James R. Smith	12/15/2015	–	–		–	–	–		–	88,106	[3]	3,019,393
	5/22/2015	–	–		–	–	–		–	35,833	[4]	1,227,997
	5/22/2015	–	–		–	–	3,251	[10]	111,412	–		–
	5/22/2015	–	77,429	[5]	30.73	5/22/2025	–		–	–		–
	5/16/2014	–	–		–	–	5,740	[7]	196,710	–		–
	5/16/2014	–	–		–	–	3,455	[10]	118,403	–		–
	5/16/2014	27,776	13,887	[6]	27.32	5/16/2024	–		–	–		–
	9/16/2013	18,904	–		23.62	9/16/2023	–		–	–		–
	6/17/2013	14,847	–		20.28	6/17/2023	–		–	–		–
	6/17/2013	–	–		–	–	8,632	[11]	295,819	–		–
David W. Zolet	12/15/2015	–	–		–	–	–		–	44,053	[3]	1,509,696
	5/22/2015	–	–		–	–	–		–	39,090	[4]	1,339,614
	5/22/2015	–	–		–	–	2,157	[12]	73,920	–		–
	5/22/2015	–	84,468	[5]	30.73	5/22/2025	–		–	–		–
	7/15/2014	2,644	1,321	[6]	28.14	7/15/2024	–		–	–		–
	7/15/2014	–	–		–	–	520	[7]	17,820	–		–
	5/16/2014	–	–		–	–	2,171	[12]	74,400	–		–
	5/16/2014	–	–		–	–	4,048	[7]	138,725	–		–
	5/16/2014	19,586	9,792	[6]	27.32	5/16/2024	–		–	–		–
	5/20/2013	–	–		–	–	2,938	[12]	100,685	–		–
	5/20/2013	44,242	–		20.03	5/20/2023	–		–	–		–
	6/20/2011	12,403	–		17.30	6/20/2021	–		–	–		–
	8/16/2010	10,581	–		18.96	8/16/2020	–		–	–		–
____________________

1.	As required by SEC rules, the market value of service-vesting RSUs shown in column (f) and Performance Share Units shown in Column (h) is based on the $34.27 closing market price of CSC common stock on April 1, 2016.

2.	As required by SEC rules, the number of unearned Performance Share Units and the market value of unearned Performance Share Units shown in Columns (h) and (i) are based on achieving target performance goals for both the regular-cycle Fiscal 2016 PSU awards and the December 2015 retention PSU awards.

3.	Represents the retention Performance Share Units described in the CD&A, “Fiscal 2016 Performance- Based Retention Awards.” 37.5% of Mr. Lawrie's PSUs vest on December 15, 2018, subject to the Company's EPS performance for Fiscal 2018. 31.25% of Mr. Lawrie's PSUs vest on March 31, 2017, 15.625% vest on September 30, 2017 and the remaining 15.625% vest on March 31, 2018, subject in each case to the Company's EPS performance for Fiscal 2017 and the achievement of certain organizational goals. 100% of each of the other NEOs' PSUs vest on December 15, 2018, subject to the Company's EPS performance for Fiscal 2018. In addition, for Mr. Saleh's PSUs, partial accelerated vesting may occur if the Company's EPS performance is at or above certain levels during Fiscal 2016 or Fiscal 2017. In May

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	67

2016, the Committee determined that the threshold performance goals had been achieved during Fiscal 2016, resulting in accelerated vesting of 33% of Mr. Saleh's PSUs, which will be paid on the earlier of December 15, 2018 or Mr. Saleh's separation from service.

4.	Represents the target number of Performance Share Units that vest subject to the Company's EPS performance for the three-year period ending on the last day of Fiscal 2018. Partial accelerated vesting may occur if the Company's EPS performance is at or above certain levels during Fiscal 2016 or Fiscal 2017. In May 2016, the Committee determined that the threshold performance goal had been achieved during Fiscal 2016, resulting in accelerated vesting and payout of 25% of the target units during the first quarter of Fiscal 2017.

5.	Vests in equal tranches on the first three anniversaries of the grant date.

6.	Half vested on May 16, 2016 and the remaining half will vest on May 16, 2017.

7.	Represents the 30% portion of the target Fiscal 2015 PSUs that were converted at the Separation into time-based RSUs. Half vested in May 2016 and the remaining half will vest in May 2017.

8.	Represents Career Shares that will vest on May 23, 2017.

9.	Represents Career Shares that will vest on January 14, 2018.

10.	Represents Career Shares that will begin to vest on January 28, 2022. 80% of the Career Shares will vest on that date, 10% will vest on May 13, 2022 and the remaining 10% will vest on May 13, 2023.

11.	Vested on June 17, 2016.

12.	Represents Career Shares, 20% of which vested on July 26, 2016 and 20% of which will vest on each succeeding anniversary thereof.

68	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Option Exercises and Stock Vested

The following table provides information on stock options held by the NEOs that were exercised and RSUs held by the NEOs that vested during the Fiscal Year ended April 1, 2016.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares
	Acquired on	Realized	Acquired	Value Realized
	Exercise	on Exercise	on Vesting[1]	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
J. Michael Lawrie	168,000	3,272,821	661,887	35,508,633
Paul N. Saleh	139,130	6,022,938	207,181	11,526,684
William J. Deckelman, Jr.	96,348	3,184,505	80,710	4,286,390
Stephen J. Hilton	–	–	–	–
James R. Smith	–	–	38,401	1,502,008
David W. Zolet	14,919	629,000	77,613	3,762,451
____________________

1.	Reflects the gross number of underlying shares for restricted stock units on the vest date. For Mr. Lawrie, these shares represent the full vesting of his Fiscal 2013 PSUs and partial vesting of his Fiscal 2014 and Fiscal 2015 PSUs in June 2015, the accelerated vesting of his Fiscal 2014 PSUs and of a portion of his Fiscal 2015 PSUs in connection with the Separation, the vesting of his Fiscal 2015 special PSU award in July 2015, the vesting of 36,393 Career Shares upon Mr. Lawrie's attainment of age 62 in June 2015 that will be settled in ten installments following his separation from service, and the vesting of the final tranche of his Time-Vesting Inducement RSUs on April 1, 2016. For Mr. Saleh, these shares represent the full vesting of his Fiscal 2013 PSUs and partial vesting of his Fiscal 2014 and Fiscal 2015 PSUs in June 2015, the accelerated vesting of his Fiscal 2014 PSUs and a portion of his Fiscal 2015 PSUs in connection with the Separation, and the vesting of his time-based inducement RSUs in June 2015. For Mr. Deckelman, these shares represent the full vesting of his Fiscal 2013 PSUs and partial vesting of his Fiscal 2014 and Fiscal 2015 PSUs in June 2015 and the accelerated vesting of his Fiscal 2014 PSUs and a portion of his Fiscal 2015 PSUs in connection with the Separation. For Mr. Smith, these shares represent the partial vesting of his Fiscal 2014 and Fiscal 2015 PSUs in June 2015 and the accelerated vesting of his Fiscal 2014 PSUs and a portion of his Fiscal 2015 PSUs in connection with the Separation. For Mr. Zolet, these shares represent the full vesting of his Fiscal 2013 PSUs and partial vesting of his Fiscal 2014 and Fiscal 2015 PSUs in June 2015, the accelerated vesting of his Fiscal 2014 PSUs and a portion of his Fiscal 2015 PSUs in connection with the Separation, and the vesting of 7,266 Career Shares in March 2016 that will

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	69

be settled in ten installments following his separation from service. Mr. Hilton did not vest in any shares in Fiscal 2016. The total number of shares acquired and the value realized net of shares withheld for tax payment to each of the NEOs are as follows:

	# of Shares
	Issued on	Value Realized
Name	Vesting	on Vesting ($)
J. Michael Lawrie	380,754	20,735,889
Paul N. Saleh	110,530	6,174,282
William J. Deckelman, Jr.	40,143	2,131,927
Steven J. Hilton	–	–
James R. Smith	22,289	898,203
David W. Zolet	42,765	2,023,738

Pension Benefits

Mr. Deckelman was the only NEO who participated in the Company’s tax-qualified pension plan during Fiscal 2016. In connection with the Separation, the Company's qualified and non-qualified pension plans were transferred to CSRA. As a result, neither Mr. Deckelman nor any other NEO had an accrued benefit under any qualified or nonqualified pension plan sponsored by the Company as of April 1, 2016.

Fiscal Year 2016 Nonqualified Deferred Compensation

The Deferred Compensation Plan is an unfunded, nonqualified plan that permits participants to defer U.S. federal and most state income tax on up to 100% of their annual cash incentive award, up to 80% of their annual base salary, and up to 100% of amounts payable in cash to non-employee directors for board services.

Each participant is required to select from among four notional investment options, and deferred amounts are credited with earnings (or losses) based on the participant’s investment choices. The notional investment options mirror actual investment options offered under the Company’s broad-based 401(k) defined contribution plan. The annual returns of the notional investment options for the twelve-month period ending March 31, 2016 were as follows: SSgA Money Market Fund, 0.21%; BlackRock Core Bond, 1.82%; Mellon S&P 500 Index Fund, 1.78%; and SSgA Target Retirement Income, (0.73)%.

Participants elect when they wish to receive distributions of their Deferred Compensation Plan account balances upon termination of employment, death, disability, change in control or a date certain. There is a potential six-month delay in payments under the Deferred Compensation Plan to certain specified employees (as determined under Section 409A of the Internal Revenue Code) for amounts deferred on or after January 1, 2005 (as determined under Section 409A). The Deferred Compensation Plan provides for the crediting of earnings during any such payment delay period.

70	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

The following table summarizes, for each NEO, the contributions and earnings under the Deferred Compensation Plan in Fiscal Year 2016 and the aggregate account balance as of April 1, 2016. Messrs. Lawrie. Deckelman and Zolet are the only NEOs who participated in the Deferred Compensation Plan during Fiscal 2016.

	Executive	Aggregate	Aggregate	Aggregate
	Contributions in	Earnings in	Withdrawals/	Balance at
Name	Last FY ($)	Last FY ($)	Distribution ($)	Last FYE ($)
(a)	(b)	(c)	(d)	(e)
J. Michael Lawrie	1,875,000	59,272	–	7,770,482
Paul N. Saleh	–	–	–	–
William J. Deckelman, Jr.	–	2,232	–	91,657
Stephen J. Hilton	–	–	–	–
James R. Smith	–	–	–	–
David W. Zolet	–	(7,986)	–	619,379

The Executive Contributions set forth on Column (b) of this table are reported as compensation in the applicable column of the Summary Compensation Table (i.e., FY2016 Salary and/or FY2015 Non-Equity Incentive Plan Compensation). Earnings are not reported in the Summary Compensation Table. There were no Company contributions to the Deferred Compensation Plan on behalf of any NEOs for Fiscal 2016.

Potential Payments Upon Change in Control and Termination of Employment

We offer certain post-employment benefits to a select group of executive officers, including our NEOs. With the exception of the CEO, these post-employment benefits are limited to the payments and benefits provided under the Severance Plan and the Severance Policy. Mr. Lawrie does not participate in the Severance Plan or the Severance Policy; however, he is entitled to certain post-employment benefits under his employment agreement. The post-employment benefits for our NEOs are described below.

Change in Control Termination Benefits

The table below reflects the value of compensation and benefits that would become payable to each of the NEOs under plans and arrangements existing as of April 1, 2016 (i.e., the final day of Fiscal Year 2016), if a change in control had occurred on that date and, in circumstances explained below, the executive’s employment had terminated. These amounts are reported based upon the executive’s compensation and service levels as of such date and, if applicable, and in accordance with SEC regulations, based on the Company’s closing stock price of $34.27 on April 1, 2016, the last trading day of Fiscal 2016. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under any then-exercisable stock options, retirement plans and deferred compensation plans, and benefits available generally to salaried employees, such as distributions under the Company’s broad-based 401(k) plan.

The actual amounts that would be paid upon a NEO’s termination of employment in connection with a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon such an event, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age and service.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	71

The benefits payable as a result of a change in control as reported in the columns of this table are as follows:

●

Cash Severance Benefit: Under the Severance Plan and Mr. Lawrie’s employment agreement, upon an involuntary termination or a voluntary termination for good reason following a change in control (and, in the case of executives other than Mr. Lawrie, within a specified number of years following a change in control), executives are paid a multiple of base salary plus average annual earned/paid EICP during the three fiscal years prior to which the employment termination had occurred;

●

Pro-Rata Bonus: Mr. Lawrie’s employment agreement provides that, in the event of an involuntary termination or termination for good reason following a change in control, Mr. Lawrie also will receive a pro-rata annual bonus (EICP) for the year in which the termination occurs based on his target bonus for the fiscal year in which the termination occurs;

●

Benefits Continuation: The Severance Plan and Mr. Lawrie’s employment agreement provide that upon an involuntary termination for good reason following a change in control (and, in the case of executives other than Mr. Lawrie, within a specified number of years following a change in control), executives also receive the continuation of certain health and welfare benefits for a specified period following the termination of employment;

●

Equity Awards: The amounts reported in the table below are the intrinsic value of stock options and RSU awards (including PSUs and Career Shares) that vest upon a change in control; regular-cycle PSUs, the organizational health component of Mr. Lawrie’s December 2015 retention PSU award and Career Shares that vest regardless of whether the executive officer’s employment terminates, while the financial component of Mr. Lawrie’s December 2015 retention PSU award and the December 2015 retention PSUs awarded to the other NEOs vest only if the executive’s employment is terminated without cause or if the executive resigns for good reason in connection with the change in control (the table below assumes such termination occurred on the change in control date); and

●

Reduction to Avoid Excise Tax: None of the NEOs are entitled to an excise tax gross up. To the extent that any payments or benefits provided to Severance Plan participants or to Mr. Lawrie (under his employment agreement) constitute “excess parachute payments” under Section 280G of the Internal Revenue Code, these payments will be reduced to the maximum amount that the executive may receive without becoming subject to the excise tax imposed under Section 4999 of the Code if it is determined that the executive would retain more, on an after-tax basis, having such payments so reduced.

72	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Additional information regarding the conditions under which these benefits are payable and the definitions used under the arrangements for determining whether an event triggering the benefit has occurred are discussed further following the table.

			Early Vesting of:
	Cash	Misc.		Time			Excise
	Severance	Benefits	Stock	Vesting		Total	Tax Paid	Net
	Benefit[1]	Continuation	Options[2]	RSUs[2]	PSUs[2]	Payments	By NEO[3]	Payments[3]
Name	($)	($)	($)	($)	($)	($)	($)	($)
J. Michael Lawrie	9,081,333	43,800	1,774,855	882,692	17,624,170	29,406,850	4,824,850	24,582,000
Paul N. Saleh	2,887,808	38,936	567,953	913,226	5,988,134	10,396,057	1,790,823	8,605,234
William J. Deckelman, Jr.	2,077,391	22,622	273,689	1,368,400	2,807,193	6,549,295	969,934	5,579,361
Stephen J. Hilton	2,600,000	55,047	523,283	–	5,363,735	8,542,065	1,577,772	6,964,293
James R. Smith	1,846,950	41,074	370,614	722,344	4,247,390	7,228,372	1,370,280	5,858,092
David W. Zolet	2,206,652	60,949	375,169	405,550	2,849,310	5,897,630	952,364	4,945,266
Totals	20,700,134	262,428	3,885,563	3,197,501	38,879,932	68,020,269	11,486,023	56,534,246
____________________

1.	Cash severance was calculated by adding Fiscal 2016 base salary, prior three-year average EICP payout (i.e., for Fiscal Years 2013-2015 performance), and for purposes of calculating Mr. Lawrie’s pro-rata EICP, Target Fiscal 2016 EICP.

2.	The intrinsic value of RSUs and PSUs, per share, is equal to the closing market price of CSC common stock on April 1, 2016 ($34.27), the final trading day of Fiscal Year 2016. The intrinsic value of a stock option, per share, is equal to the excess of (a) the closing market price of CSC common stock on April 1, 2016, over (b) the option’s exercise price per share. All outstanding PSUs were assumed to vest at target upon a change in control. All outstanding service-vesting RSUs and unvested stock options were assumed to vest upon a change in control.

3.	Reducing the full payment to each NEO such that the executive would not be subject to the excise tax imposed under Section 4999 of the Code would result in a smaller overall payment than if the executive was subject to the excise tax on the full payment. Therefore, the full payment, net of excise taxes, is shown above in the “Net Payments” column.

Severance Plan for Senior Management and Key Employees. Each of the NEOs other than Mr. Lawrie participates in the Severance Plan, which provides certain benefits to participants in the event of a Change of Control (as defined below) of the Company. If there were a Change of Control and any of them either:

●	had a voluntary termination of employment for Good Reason (as defined below) within two years afterward, or
●	had an involuntary termination of employment, other than for death, disability or Cause (as defined below), within three years afterward,

then he would receive a one-time payment and certain health and welfare benefits during a specified period after termination. The amount of the one-time payment is equal to two times the sum of the participant’s then-current annual base salary plus the average of the three most recent annual EICP awards paid or determined. The number of years after termination of employment during which a participant would receive health and welfare benefits is equal to the same applicable multiple.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	73

There is a potential six-month delay in payments and benefits provided under the Severance Plan to certain specified employees (as determined under Section 409A). The Severance Plan provides for the crediting of earnings during any such payment or benefits delay period.

For purposes of the Severance Plan, the following definitions apply:

●

“Change of Control” means the consummation of a “change in the ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, as defined under Section 409A of the Internal Revenue Code.

●	A participant’s termination of employment with the Company is deemed for “Good Reason” if it occurs within six months of any of the following without the participant’s express written consent:

1.	A substantial change in the nature, or diminution in the status, of the participant’s duties or position from those in effect immediately prior to the Change of Control;

2.	A reduction by the Company in the participant’s annual base salary as in effect on the date of a Change of Control or as in effect thereafter if such compensation has been increased and such increase was approved prior to the Change of Control;

3.	A reduction by the Company in the overall value of benefits provided to the participant, as in effect on the date of a Change of Control or as in effect thereafter if such benefits have been increased and the increase was approved prior to the Change of Control;

4.	A failure to continue in effect any stock option or other equity-based or non-equity based incentive compensation plan in effect immediately prior to the Change of Control, or a reduction in the participant’s participation in any such plan, unless the participant is afforded the opportunity to participate in an alternative incentive compensation plan of reasonably equivalent value;

5.	A failure to provide the participant the same number of paid vacation days per year available to him or her prior to the Change of Control, or any material reduction or the elimination of any material benefit or perquisite enjoyed by the participant immediately prior to the Change of Control;

6.	Relocation of the participant’s principal place of employment to any place more than 35 miles from the participant’s previous principal place of employment;

7.	Any material breach by CSC of any provision of the Severance Plan or of any agreement entered into pursuant to the Severance Plan or any stock option or restricted stock agreement;

8.	Conduct by the Company, against the participant’s volition, that would cause the participant to commit fraudulent acts or would expose the participant to criminal liability; or

9.	Any failure by the Company to obtain the assumption of the Severance Plan or any agreement entered into pursuant to the Severance Plan by any successor or assign of CSC;

provided that for purposes of bullets 2 through 5 above, “Good Reason” will not exist (i) if the aggregate value of all salary, benefits, incentive compensation arrangements, perquisites and other compensation is reasonably equivalent to the aggregate value of salary, benefits, incentive compensation arrangements, perquisites and other compensation as in effect immediately prior to the Change of Control, or as in effect thereafter if the aggregate value of such items has been increased and such increase was approved prior to the Change

74	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

of Control, or (ii) if the reduction in aggregate value is due to reduced performance by the Company, the operating unit of the Company for which the participant is responsible, or the participant, in each case applying standards reasonably equivalent to those utilized by the Company prior to the Change of Control.

●	“Cause” means:
○	fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates;
○	conviction of a felony involving a crime of moral turpitude;
○	willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or
○

substantial and willful failure to render services in accordance with the terms of the Severance Plan (other than as a result of illness, accident or other physical or mental incapacity), provided that (i) a demand for performance of services has been delivered to the participant in writing by or on behalf of CSC’s Board of Directors at least 60 days prior to termination identifying the manner in which the Board believes that the participant has failed to perform and (ii) the participant has thereafter failed to remedy such failure to perform.

Vesting of Equity Awards Upon Change in Control. Stock options and RSUs, including regular-cycle PSUs and Career Shares, provide for accelerated vesting upon a Change in Control, defined as a change in ownership of the Company, a change in effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined in Section 409A of the Internal Revenue Code. Regular-cycle PSUs and the organizational health component of Mr. Lawrie’s December 2015 retention PSU award vest at target upon a Change in Control occurring on or before the end of the final fiscal year in the performance period. The financial component of Mr. Lawrie’s December 2015 retention PSUs and the December 2015 retention PSUs granted to the other NEOs vest only upon the executive’s termination without cause or termination for good reason in connection with the change in control. If the change in control occurs before the end of Fiscal 2018, vesting is based on projected performance at the time of the change in control, and if the change in control occurs after the end of Fiscal 2018 but before December 15, 2018, vesting is based on the actual number of PSUs earned.

Termination Benefits Unrelated to Change in Control

The table below reflects the value of compensation and benefits that would become payable to each of the NEOs under plans and arrangements existing as of April 1, 2016 if their employment had been terminated on that date in the circumstances explained below. These amounts are reported based upon each such executive’s compensation and service levels as of such date and, if applicable, in accordance with SEC regulations, based on the Company’s closing stock price of $34.27 on April 1, 2016, the final trading day during Fiscal 2016. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under then-exercisable stock options, retirement plans and deferred compensation plans, and benefits available generally to salaried employees, such as distributions under the Company’s broad-based 401(k) plan.

The actual amounts that would be paid upon an NEO’s termination of employment absent a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon such an event, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s age and service.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	75

The benefits payable as a result of a termination of employment as reported in the columns of this table are as follows:

●

Cash Severance Benefit: Under the Severance Policy and Mr. Lawrie’s employment agreement, upon an involuntary termination without cause (or, in Mr. Lawrie’s case, a voluntary termination for good reason), executives are paid a multiple of base salary (plus, in Mr. Lawrie’s case, his target annual bonus under the EICP);

●

Pro-Rata Bonus: The Severance Policy and Mr. Lawrie’s employment agreement provide that, in the event of an involuntary termination without cause (or, in Mr. Lawrie’s case, termination for good reason), executives also will receive a pro-rata annual bonus (EICP) for the year in which the termination occurs based on actual performance;

●

Benefits Continuation: The Severance Policy and Mr. Lawrie’s employment agreement provide that upon an involuntary termination without cause, executives also will receive the continuation of certain health and welfare benefits for a specified period following the termination of employment; and

●	Equity Awards: No unvested equity awards outstanding as of April 1, 2016 would become vested upon an executive’s involuntary termination absent a change in control.

Additional information regarding the conditions under which these benefits are payable and the definitions used under the arrangements for determining whether an event triggering the benefit has occurred are discussed further following the table.

	Cash	Benefits		Aggregate
	Severance	Continuation	RSUs	Payments
Name	Benefit ($)[1]	($)[2]	($)	($)
J. Michael Lawrie	6,250,000	32,850	–	6,282,850
Paul N. Saleh	700,000	19,468	–	719,468
William J. Deckelman, Jr.	539,700	11,311	–	551,011
Stephen J. Hilton	650,000	27,523	–	677,523
James R. Smith	650,000	20,537	–	670,537
David W. Zolet	650,000	30,475	–	680,475
Totals	9,979,400	142,164	–	10,121,564
____________________

1.	Mr. Lawrie is entitled to two times base salary plus target bonus, plus a pro-rata bonus (EICP) for the year of employment termination. Every other NEO is entitled to 12 months of base salary continuation plus a pro-rata bonus (EICP) for the year of employment termination. For purposes of this disclosure, actual Fiscal 2016 EICP is used as the pro-rata bonus described above.

2.	Mr. Lawrie is entitled to 18 months of Company-subsidized COBRA continuation coverage, while the other NEOs are entitled to 12 months of Company-subsidized COBRA continuation coverage.

Executive Officer Severance Policy. The Company also maintains the Severance Policy to provide severance benefits to certain executives whose employment with the Company is terminated in situations not involving a change in control. The Severance Policy covers only those executive officers reporting directly to the CEO who are subject to Section 16 of the 1934 Act, and provides for benefits similar to those offered under the Severance Plan.

76	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Upon termination of employment by the Company without Cause (as defined in the Severance Policy), each covered executive may receive, in the discretion of the Company and the Committee, up to 12 months of base salary continuation, paid in installments, and 12 months of Company-provided healthcare coverage continuation. Terminated executives also are eligible to receive a pro-rata portion of the EICP award earned for the year of employment termination, subject to approval by the Committee.

Vesting of Equity Awards Upon Terminations of Employment. All annual equity awards provide for accelerated vesting (unless the Compensation Committee determines otherwise) upon retirement, other than for Cause (as defined below), at age 62 or older with at least ten years of service (and, in the case of PSUs, provided the executive’s retirement date is more than one year after the grant date). None of the NEOs were eligible to retire under this definition as of April 1, 2016, the last day of our 2016 Fiscal Year. In addition, all annual equity awards, along with Career Shares and options, provide for accelerated vesting upon an executive’s termination of employment due to death or permanent disability, with vesting of annual-cycle PSUs and December 2015 retention PSUs occurring with respect to only a pro-rata fraction of the target amount (based on the executive’s service during the applicable performance period), as opposed to the full target amount, if such termination occurs during the applicable performance period. If the NEOs had terminated employment due to death or permanent disability on April 1, 2016, they would have each received the amounts shown next to their names for early vesting of stock options, service-vesting RSUs and PSUs on the Change in Control Termination Benefits table above, except that amounts for annual-cycle PSU grants and December 2015 PSU grants would be pro-rated.

Stock options granted prior to May 2013 that are vested but unexercised at the time of employment termination remain exercisable until the earlier of (a) the option expiration date or (b) the fifth anniversary of employment termination (for terminations due to death or permanent disability and all terminations at age 62 or older other than for Cause), or three months after employment termination (for all other terminations). Stock options granted since May 2013 that are vested but unexercised at the time of employment termination remain exercisable until the earlier of (a) the option expiration date or (b) the third anniversary of employment termination (for terminations due to death or permanent disability and all terminations at age 62 or older other than for Cause), or three months after employment termination (for all other terminations). “Cause” means:

●	fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates;
●	conviction of a felony involving a crime of moral turpitude;
●	willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or
●

substantial and willful failure to render services in accordance with the terms of his or her employment (other than as a result of illness, accident or other physical or mental incapacity), provided that (i) a demand for performance of services has been delivered to the employee in writing by the employee’s supervisor at least 60 days prior to termination identifying the manner in which such supervisor believes that the employee has failed to perform and (ii) the employee has thereafter failed to remedy such failure to perform.

Annual stock option awards granted to Mr. Lawrie contain special exercise provisions which are described below in connection with his employment agreement.

There are provisions in the award agreements for all stock options and RSUs (including PSUs and Career Shares) which require the holder of such securities to deliver to the Company an amount in cash equal to the intrinsic value of the securities on the date (the “Realization Date”) they had vested (in the case of RSUs or restricted stock) or were exercised (in the case of stock options) if the holder:

●	competes with the Company after voluntary termination of employment and prior to six months after the Realization Date, or

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	77

●

solicits the Company’s customers or solicits for hire or hires the Company’s employees, or discloses the Company’s confidential information, after voluntary or involuntary termination of employment and prior to one year after a Realization Date.

These forfeiture provisions do not apply if there has been a Change in Control within three years prior to the employment termination date. In addition, the Company has entered into Non-Competition Agreements with all members of senior management.

Employment Agreement with Mr. Lawrie. The Company and Mr. Lawrie entered into an employment agreement that is described above under “Contracts and Agreements.” In the event that Mr. Lawrie is terminated by the Company without “cause” or if he resigns from the Company for “good reason” (as each such term is defined in the employment agreement and collectively referred to as a “Qualifying Termination”), he will receive the following payments under the terms of the agreement:

●

a pro-rata annual bonus (EICP) for the year in which the termination occurs, based on the Company’s actual performance for the entire fiscal year, payable at the time annual bonuses are generally paid (the “Pro-Rata Bonus”);

●	a severance payment equal to two times the sum of Mr. Lawrie’s (A) base salary and (B) target annual bonus (EICP), payable in twenty-four equal monthly installments following Mr. Lawrie’s termination;
●	COBRA premiums for a period of eighteen months following termination.

In the event of a Qualifying Termination prior to April 1, 2017, any then-vested stock options will remain exercisable for the lesser of two years following the date of termination or the expiration of their original terms. The employment agreement also provides that upon the termination of Mr. Lawrie’s employment due to death or disability, he will be eligible to receive a Pro-Rata Bonus, which would have equaled the same amount as his actual Fiscal 2016 EICP payment as shown on the Summary Compensation Table had Mr. Lawrie terminated employment due to death or disability on April 1, 2016.

The severance benefits described above are subject to Mr. Lawrie’s continued compliance with certain restrictive covenants as set forth in the employment agreement and the non-competition agreement described above and, in the event of a Qualifying Termination that is not in connection with a Change in Control, the execution and non-revocation of a release of claims against the Company and certain related parties.

There will be a six-month delay in payments and benefits provided under the employment agreement following certain terminations of Mr. Lawrie’s employment if such payments and benefits are determined to be subject to the provisions of Section 409A of the Internal Revenue Code at the time of termination. The employment agreement provides for the crediting of earnings during any such payment or benefits delay period.

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PROPOSAL 2 - ADVISORY VOTE APPROVING
EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are providing our stockholders the opportunity to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. We urge the stockholders to read the CD&A appearing elsewhere in this proxy statement, as well as the 2016 Summary Compensation Table and related compensation tables and narrative, which provide detailed information on our compensation policies and practices and our named executive officers’ compensation. As disclosed in the CD&A, the Company’s compensation programs focus on aligning pay to performance.

We believe that the information provided in this proxy statement demonstrates that our compensation policies and practices are aligned with our stockholders’ interests and reward our named executive officers for performance. We are therefore asking our stockholders to approve the following advisory resolution at the 2016 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of Computer Sciences Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Computer Sciences Corporation 2016 definitive proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and the accompanying footnotes and narratives.

The vote on the compensation of our named executive officers as disclosed in this proxy statement is advisory, and therefore not binding on the company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2017 Annual Meeting of Stockholders. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

The Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

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PROPOSAL 3 - RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2017. Deloitte & Touche LLP, or one of its predecessor firms, have been retained as the Company’s independent registered public accounting firm continuously since 1962.

The Audit Committee is responsible for approving the audit fee of the independent registered public accounting firm. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee and its Chair will continue to be directly involved in the selection of the new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

The Audit Committee has recommended that the stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2017.

We expect that a representative of Deloitte & Touche LLP will attend the Annual Meeting. He will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

Fees

The following table summarizes the aggregate fees billed by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, which include Deloitte Consulting, for services provided during the last two fiscal years:

	FY2016	FY2015
Audit Services[1]	$12,722,000	$14,531,000
Audit-Related Services[2]	3,325,000	3,535,000
Tax Services[3]	1,755,000	1,076,000
Other Services [4]	4,307,000	–
	$22,109,000	$19,142,000
____________________

1.	Includes fees associated with the audit of our consolidated annual financial statements, review of our consolidated interim financial statements, statutory audits of international subsidiaries and the audit of our internal control over financial reporting.

2.	Consists primarily of fees for a carve-out audit of the U.S. public sector business and related accounting research and consultations.

3.	Consists of fees for tax compliance and consultation, and expatriate tax services.

4.	Consists primarily of advisory services to analyze and provide advice and recommendations with respect to third party IT and other vendor contracts in connection with the separation of the U.S. public sector business.

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Pre-Approval Policy

The Audit Committee pre-approves all audit, audit-related and tax and all other services to be provided by the independent auditors. The Committee has delegated to its Chairman the authority to pre-approve services to be provided by the independent auditors. The Chairman reports each such pre-approval decision to the full Audit Committee at its next scheduled meeting. All services performed by Deloitte & Touche LLP for fiscal years 2016 and 2015 were approved in accordance with the Audit Committee’s pre-approval guidelines.

Vote Required

A majority of the votes cast at the Annual Meeting is necessary for the approval of this proposal.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte &
Touche LLP as independent auditors for Fiscal Year 2017.

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PROPOSAL 4 - APPROVAL OF AMENDMENT TO 2011 OMNIBUS INCENTIVE PLAN

In 2011, the Board adopted and the stockholders approved the 2011 Omnibus Incentive Plan (the “Plan”), which authorized the issuance of up to 11,000,000 shares of CSC stock pursuant to equity incentives granted to employees. In 2013, the Board adopted and the stockholders approved an increase in the number of shares authorized for issuance under the plan from 11,000,000 to 19,300,000. In November 2015, the Board adjusted the number of shares available for issuance under the Plan from 19,300,000 to 20,257,470 to reflect the adjustment to the number of shares subject to certain outstanding awards under the Incentive Plan at the time of the Separation. We have granted 15,527,746 shares under the 2011 Plan in the form of stock options and restricted stock units (“RSUs”) since the plan’s adoption.

On May 17, 2016, the Board approved on recommendation of the Compensation Committee an increase of 7,250,000 in the number of shares authorized for issuance under the plan, from 20,257,470 to 27,507,470. The Board believes that this share reserve should be sufficient for a period of one to two years.

The Plan, as amended and restated, is attached as Appendix B to this Proxy Statement. The following summary of the plan is qualified in its entirety by reference to the full text of the amended Plan.

Summary of the Plan

The following is a brief summary of the material features of the Plan.

Eligibility

All CSC employees are eligible for awards under the Plan. As of April 1, 2016, there were approximately 59,000 employees, and approximately 818 employees who were actually participating in the Plan.

Administration

The Plan is administered by our Compensation Committee, except as otherwise provided with respect to actions or determinations by our Board.

Types of Awards

Options to purchase shares of common stock, stock appreciation rights (“SARs”), restricted stock, RSUs and cash awards may be granted under the Plan. Awards may be structured as performance awards subject to the attainment of one or more performance goals. Performance awards may be in the form of performance based RSUs or “performance units”, restricted stock, options, SARs or cash awards.

The per share exercise price of an option cannot be less than the fair market value per share of the common stock on the date of grant. Options and SARs must have fixed terms no longer than ten years. Options may be granted as incentive stock options under Section 422 of the Internal Revenue Code or nonqualified stock options. Options may not include provisions that “reload” the option upon exercise.

Repricing and Exchanges

Repricing of options and SARs and the cancellation of options and SARs in exchange for cash or other awards or options or SARs having a lower exercise price is prohibited under the Plan without approval of our stockholders.

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Vesting Limitations

Any restricted stock, RSU, option or SAR (an “award”) that is not a performance award generally must have a minimum vesting period of three years. Any performance award generally must have a performance period of not less than three years. Earlier vesting of awards may occur in the events of death, disability, change in control, retirement, involuntary termination without cause or voluntary termination for good reason and to the extent provided for in an employee’s employment agreement that was effective prior to the effective date of the Plan. Vesting of options and SARs may occur incrementally over the three-year restricted period or three-year performance period, as applicable. However, 1,375,374 or five percent of the total number of shares of common stock available for issuance under the Plan will not be subject to the minimum restricted period or performance period, as applicable that is described above.

Shares Reserved

The Plan currently provides that the number of shares of common stock as to which awards may be granted is 27,507,470 shares, which is referred to as the Maximum Share Limit. Under the terms of the amended Plan, no more than 27,507,470 shares may be used for options and stock appreciation rights (the “Option/SAR Limit”) and no more than 13,753,735 shares may be used for awards other than options and stock appreciation rights (the “Full Value Award Limit”).

Each Option and SAR granted shall reduce each of the Maximum Share Limit and the Option/SAR Limit by one share and the Full Value Award Limit by one-half share; and each Award other than an Option or SAR granted shall reduce each of the Maximum Share Limit and the Options/SAR Limit by two shares and the Full Value Award Limit by one share. Awards only settled in cash will not reduce the maximum share limit under the Plan.

If an award expires or is terminated, cancelled or forfeited, the shares of common stock associated with the expired, terminated, cancelled or forfeited award will again be available for awards under the Plan. In the case of an Award other than an Option or SAR that expires, terminates, is cancelled or is forfeited, the Maximum Share Limit and the Option/SAR Limit shall each be increased by two shares of Common Stock, and the Full Value Award Limit shall be increased by one share of Common stock for each such Award that is not an Option or SAR. In the case of an Option or SAR that expires, terminates, is cancelled or is forfeited, the Maximum Share Limit and Option/SAR Limit shall each be increased by one share of Common Stock and the Full Value Award Limit shall be increased by one-half share for each such Option or SAR. However, the following shares of common stock will not become available again for issuance under the Plan:

●	Shares of common stock that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes or as payment for the exercise price of an award; and
●

Shares of common stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of common stock exceeds the number of shares of common stock actually issued upon exercise or settlement of such SAR.

If cash is issued in lieu of shares of common stock pursuant to an award, the shares will not become available for issuance under the Plan.

Award Limits

Under the Plan, no employee may be granted, in any fiscal year period: options or SARs that are exercisable for more than 1,000,000 shares of common stock; stock awards covering more than 1,000,000 shares of common stock; or cash awards or RSUs that may be settled solely in cash having a value greater than $10,000,000.

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Adjustments

The Plan provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards, the exercise price of outstanding awards, as well as the maximum award limits under the Plan, in the event of changes in our outstanding common stock by reason of a merger, stock split, reorganization, recapitalization or similar events.

Award Agreements

Each award granted under the Plan will be evidenced by an agreement that contains such additional terms and conditions not inconsistent with the Plan as may be determined by the Compensation Committee in its sole discretion. Such terms and conditions may include, among other things, the date of grant, the number of shares covered by the award or the cash amount of the award, the purchase or exercise price per share, the treatment upon a termination of employment of a participant, the means of payment for the shares, the purchase or exercise period and the terms and conditions of purchase or exercise, if applicable. No awards will provide any right to continued employment.

Dividends

The Compensation Committee may include provisions in stock awards for the payment or crediting of dividends or dividend equivalents upon vesting of the award. No dividends or dividend equivalents will be paid on unvested stock, RSU or performance unit awards prior to vesting.

Performance Awards

Any award available under the Plan may be structured as a performance award. Performance awards not intended to qualify as qualified performance-based compensation under Internal Revenue Code Section 162(m) will be based on achievement of such goals and will be subject to such terms, conditions and restrictions as the Compensation Committee will determine.

Performance awards granted under the Plan that are intended to qualify as qualified performance-based compensation Internal Revenue under Code Section 162(m) will be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Compensation Committee. One or more of such goals may apply to the employee, one or more of our operating units, divisions or sectors, or our entire company, and if so desired by the Compensation Committee, by comparison with a peer group of companies including by direct reference to peers, by reference to an index, or by a similar mechanism. Performance awards may be based on any one or more of the following measures:

●	contract awards;	●	backlog;	●	market share;
●	revenue;	●	sales;	●	days’ sales outstanding;
●	overhead;	●	other expense management;	●	operating income;
●	operating income margin;	●	earnings (including net earnings, EBT, EBIT and EBITDA);	●	earnings margin;
●	earnings per share;	●	cash flow;	●	working capital;
●	book value per share;	●	improvement in capital structure;	●	credit rating;

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●	return on stockholders’ equity;	●	return on investment;	●	cash flow return on investment;
●	return on assets	●	total stockholder return;	●	economic profit;
●	stock price	●	total contract value; or	●	annual contract value.

The Compensation Committee may provide in any particular performance award agreement that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses and (viii) settlement of hedging activities. Awards that are intended to qualify as qualified performance-based awards may not be adjusted upward. The Compensation Committee may retain the discretion to adjust any performance awards downward, either on a formula or discretionary basis or any combination, as the Compensation Committee determines.

Change in Control

Unless (i) an award agreement provides otherwise or (ii) the agreement effectuating a change in control provides for the assumption or substitution of awards, upon the date of a change in control:

●	all outstanding options that have not vested in full shall be fully vested and exercisable;
●	all restrictions applicable to outstanding restricted stock will lapse in full;
●	all outstanding restricted stock units that have not vested in full will be fully vested; and
●

all performance awards will be considered earned and payable at their target value and prorated (if the change in control occurs during the performance period), and will be immediately paid or settled.

Assignability and Transfer

Generally, no award under the Plan will be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction.

Award Termination; Forfeiture; Disgorgement

The Compensation Committee will have full power and authority to determine whether, to what extent and under what circumstances any award will be terminated, or forfeited or the participant should be required to disgorge the gains attributable to the award. In addition, awards will be subject to any recoupment or clawback policy adopted by, or applicable to, us.

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Duration; Plan Amendments

The Plan will expire on August 13, 2023. The Board may at any time amend, modify, suspend or terminate the Plan (and the Compensation Committee may amend or modify an award agreement) but in doing so cannot adversely affect any outstanding award without the participant’s written consent or make any amendment to the Plan without stockholder approval, if stockholder approval is otherwise required by applicable legal requirements.

Material Federal Income Tax Consequences of Awards Under the Plan

The following summary is based on current interpretations of existing federal income tax laws. The discussion below is not purported to be complete, and it does not discuss payroll taxes, the tax consequences arising in the context of the participant’s death or the income tax laws of any local, state or foreign country in which a participant’s income or gain may be taxable.

Stock Options

Some of the options issuable under the Plan may constitute incentive stock options, while other options granted under the Plan may be nonqualified stock options. The Internal Revenue Code provides for special tax treatment of stock options qualifying as incentive stock options, which may be more favorable to employees than the tax treatment accorded nonqualified stock options. On grant of either form of option, the optionee will not recognize income for tax purposes, and we will not receive any deduction. Generally, on the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. However, the difference between the exercise price of the incentive stock option and the fair market value of the shares at the time of exercise is included in the participant’s income when computing alternative minimum taxable income, which may require payment of an alternative minimum tax. On the sale of shares of common stock acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year of the date of exercise), any gain will be taxed to the optionee as long-term capital gain. If the incentive stock option shares are sold before the expiration of these holding periods, the optionee recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the shares at the date of exercise and (2) the amount received for the shares in the sale, over the aggregate exercise price previously paid by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the optionee before the sale.

On the exercise of a nonqualified option, the optionee generally recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares of common stock acquired on the date of exercise and the exercise price. On any sale of those shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the nonqualified option will be treated generally as capital gain or loss. No deduction is available to us on the exercise of an incentive stock option (although a deduction may be available if the employee sells the shares acquired on exercise before the applicable holding periods noted above expire). On exercise of a nonqualified stock option, we generally are entitled to a deduction in an amount equal to the income recognized by the employee. Except in the case of the death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment on exercise. An incentive stock option exercised more than three months after an optionee’s termination of employment other than due to the death or disability of an optionee cannot qualify for the tax treatment accorded incentive stock options. Any such option would be treated as a nonqualified stock option for tax purposes.

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Stock Appreciation Rights

The amount of any cash or the fair market value of any shares of common stock received by the holder on the exercise of SARs in excess of the exercise price will be subject to ordinary income tax in the year of receipt, and we generally will be entitled to a deduction for that amount.

Restricted Stock

Generally, a grant of shares of common stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to the participant for federal income tax purposes or a tax deduction to us at the time of grant. The value of the shares will generally be taxable to the participant as compensation income in the year in which the restrictions on the shares lapse. Such value will be the fair market value of the shares as to which the restrictions lapse on the date those restrictions lapse. Any participant, however, may elect pursuant to Internal Revenue Code Section 83(b) to treat the fair market value of the restricted shares on the date of grant as compensation income in the year of grant, provided the participant makes the election pursuant to Internal Revenue Code Section 83(b) within 30 days after the date of grant. In any case, we generally will receive a deduction for federal income tax purposes equal to the amount of compensation included in the participant’s income in the year in which that amount is so included.

Restricted Stock Units

A grant of a right to receive shares of common stock or cash in lieu of the shares will result in taxable income for federal income tax purposes to the participant at the time the award is settled in an amount equal to the fair market value of the shares or the amount of cash awarded. We generally will be entitled to a corresponding deduction at such times for the amount included in the participant’s income.

Performance Units

The amount of any cash or the fair market value of any shares of common stock received by the holder on the settlement of performance units under the Plan will be subject to ordinary income tax in the year of receipt, and we will be entitled to a deduction for that amount in the year in which that amount is included.

Cash Awards

Cash awards under the Plan are taxable income to the participant for federal income tax purposes at the time of payment. The participant will have compensation income equal to the amount of cash paid, and we generally will have a corresponding deduction for federal income tax purposes.

Basis; Gain

A participant’s tax basis in vested shares of common stock issued under the Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant on the transfer or vesting of the shares. The participant’s holding period for purposes of calculating gain upon disposition of the shares generally begins on the later of the transfer or vesting of the shares, unless the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of restricted stock. If a participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of restricted stock, the holding period begins on the date of grant. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.

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Certain Tax Internal Revenue Code Limitations on Deductibility

In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the Plan could also be limited by Internal Revenue Code Section 280G, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible.

The ability to obtain a deduction for awards under the Plan could also be limited by Internal Revenue Code Section 162(m), which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of qualified performance-based compensation. It is intended that the approval of the Plan by our stockholders will satisfy the stockholder approval requirement for the qualified performance-based exception and we will be able to comply with the requirements of the Internal Revenue Code and Treasury Regulation Section 1.162-27 as they relate to the grant and payment of certain qualified performance-based awards (including options and SARs) under the Plan so as to be eligible for the qualified performance-based exception. In certain cases, we may determine it is in our interests to not satisfy the requirements for the qualified performance-based exception.

Internal Revenue Code Section 409A

Internal Revenue Code Section 409A generally provides that deferred compensation subject to Internal Revenue Code Section 409A that does not meet the requirements for an exemption from Internal Revenue Code Section 409A must satisfy specific requirements, both in operation and in form, including: (i) the timing of payment; (ii) the election of deferrals; and (iii) restrictions on the acceleration of payment. Failure to comply with Internal Revenue Code Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant of the deferred amounts included in the participant’s income.

Benefits Granted Under the 2011 Incentive Plan

The number and type of awards that will be granted under the Plan are not determinable at this time as the Compensation Committee or the full board of directors, as applicable, will make these determinations in its sole discretion. However, as of April 1, 2016, all current executive officers as a group held 1,857,308 stock options and 1,169,179 RSUs under the Plan. No associates of such executive officers have received stock options or RSUs under the Plan. All employees as a group had 4,827,154 stock options and cash-settled stock appreciation rights and 3,400,497 RSUs outstanding under the Plan. Non-employee directors are not eligible to participate in the Plan.

Other Information

The following table gives information about our common stock that may be issued under our equity compensation plans as of April 1, 2016. See Note 16 of the Notes to the Consolidated Financial Statements included in our 2016 Annual Report on Form 10-K for information regarding the material features of these plans.

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	Number of		Number of securities
	securities to		remaining available for
	be issued upon	Weighted-average	future issuance under
	exercise of	exercise price	equity compensation
	outstanding	of outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
Plan Category	and rights (a)	and rights (b)	column (a)) (c)
Equity compensation plans approved
by security holders	9,053,666	$24.83	10,421,376[1]

Equity compensation plans not
approved by security holders	–	–	–
Total	9,053,666		10,421,376
____________________

1.	Includes 3,000 shares available for future issuance under the 2006 Non-Employee Director Incentive Plan. This plan permits shares to be issued pursuant to stock options, restricted stock, and RSUs. Includes 121,936 shares available for future issuance under the 2010 Non-Employee Director Incentive Plan. This plan permits shares to be issued pursuant to RSUs and restricted stock.

Includes 2,073,268 shares available for future issuance under the 2007 Incentive Plan. This plan permits shares to be issued pursuant to stock options, restricted stock or RSUs, or pursuant to performance awards payable in shares of CSC stock, restricted stock, RSUs or any combination of the foregoing. Of the shares available for issuance under the 2007 plan, 2,073,268 shares are available for future grant as stock options with each option granted counted as one share against the available shares under such plan or assuming no options are granted, 1,036,634 shares are available for future awards of restricted stock or RSUs, after giving effect to the requirement set forth in the 2007 plan that a grant of one share of restricted stock or one RSU be counted as two shares against the available shares under such plan.

Includes 8,223,712 shares available for future granting under the 2011 Omnibus Incentive Plan. This plan permits shares to be issued pursuant to stock options, restricted stock or RSUs, or pursuant to performance awards payable in shares of CSC stock, restricted stock, RSUs or any combination of the foregoing. Of the shares available for issuance under the 2011 Omnibus Incentive Plan, 8,223,712 shares are available for future grant as stock options with each option granted counted as one share against the available shares under such plan or assuming no options are granted, 4,111,856 shares are available for future awards of restricted stock or RSUs, after giving effect to the requirement set forth in the 2011 Omnibus Incentive Plan that a grant of one share of restricted stock or one RSU be counted as two shares against the available shares under such plan.

Vote Required

A majority of the votes cast at the Annual Meeting is necessary for the approval of this proposal.

The Board of Directors recommends a vote FOR the approval of the amendment to the 2011
Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares.

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PROPOSAL 5 - APPROVAL OF AMENDMENT TO 2010 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

In 2010, the Board adopted and the stockholders approved the 2010 Non-Employee Director Incentive Plan (the “2010 Director Plan”), which authorized the issuance of up to 150,000 shares of CSC stock pursuant to equity incentives granted to non-employee directors. In 2013, the Board adopted and the stockholders approved an increase in the number of shares authorized for issuance under the plan from 150,000 to 300,000. We have granted 192,888 shares under the 2010 Director Plan in the form of restricted stock units (“RSUs”) since the plan’s adoption.

On May 17, 2016, the Board approved on recommendation of the Compensation Committee an amendment to the 2010 Director Plan increasing the number of shares authorized for issuance under the plan from 300,000 to 800,000. The Board believes that this share reserve should be sufficient for a period of four years, taking into account the potential addition of new board members and grant increases over at least that period.

The 2010 Director Plan, as amended and restated, is attached as Appendix C to this Proxy Statement. The following summary of the plan is qualified in its entirety by reference to the full text of the amended 2010 Director Plan.

Shares Available for Issuance

If the stockholders approve this Proposal 5, the maximum number of shares of CSC stock that may be issued pursuant to awards granted under the amended 2010 Director Plan will be 800,000, subject to certain adjustments for corporate transactions, as described in “Adjustments” below. Shares of CSC stock issued under the 2010 Director Plan may consist of newly issued shares, treasury shares and/or shares purchased in the open market or otherwise. Only shares of CSC stock actually issued pursuant to awards granted under the 2010 Director Plan will be counted against the authorized shares. If an award is settled or terminates by expiration, forfeiture, cancellation or otherwise without the issuance of all shares originally covered by the award, then the shares not issued will again be available for use under the 2010 Director Plan.

Eligibility

Each CSC director who is not an employee of the Company or any of its subsidiaries is eligible for the grant of awards under the 2010 Director Plan. As of April 1, 2016, there were eight non-employee directors.

Administration

The 2010 Director Plan will be administered by the Board or, in the Board’s discretion, a committee of the Board consisting of three or more directors, each of whom is:

●	“independent” for purposes of CSC’s Corporate Governance Guidelines; and
●	a “non-employee director” for purposes of SEC Rule 16b-3(b)(3).

The administrator of the 2010 Director Plan (the “Administrator”) will have full and final authority to select the non-employee directors to whom awards will be granted under the 2010 Director Plan, to grant awards and to determine the terms and conditions of those awards.

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Types of Awards

The 2010 Director Plan provides for the grant of:

●	restricted stock; and
●	RSUs

Subject to the 2010 Director Plan, the Administrator will determine the terms and conditions of each award, which will be set forth in an award agreement executed by CSC and the participant.

Restricted Stock and Restricted Stock Units. The 2010 Director Plan authorizes the Administrator to grant awards of restricted stock and RSUs with time-based vesting. An RSU represents the right to receive a specified number of shares of CSC stock, or cash based on the market value of those shares, upon vesting or at a later date permitted in the award agreement. The terms and conditions of the restricted stock and RSUs will be determined by the Administrator, subject to the requirements of the 2010 Director Plan. Among those requirements are the following:

●	Unless the Administrator determines otherwise, all restricted stock will have full voting rights;
●

Rights to dividends or dividend equivalents may be extended to and made part of any award of restricted stock or RSUs, subject to such terms, conditions and restrictions as the Administrator may establish; and

●	The Administrator may also establish rules and procedures for the crediting of interest on deferred cash payments.

Transferability

Unless the Administrator determines otherwise, no award, and no shares of CSC stock subject to an outstanding award as to which any applicable restriction or deferral period has not lapsed, may be sold or transferred except by will or the laws of descent and distribution.

Change in Control

Unless an award agreement specifies otherwise, upon the date of a change in control of CSC (as such term is defined under Section 409A of the Internal Revenue Code):

●	all restrictions applicable to outstanding restricted stock will lapse in full; and
●	all outstanding RSUs will become fully vested.

Adjustments

If there is a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or similar transaction, or a sale of substantially all of CSC’s assets, then, unless the terms of the transaction provide otherwise and the outstanding shares of CSC common stock are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities (or if cash, property, and/or securities are distributed in respect of such shares), the Administrator will make such adjustments as it deems appropriate and proportionate in:

●	the number and type of shares, cash or property subject to outstanding awards granted under the 2010 Director Plan, and the exercise or purchase price per share; and
●	the maximum number and type of shares authorized for issuance under the 2010 Director Plan.

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Plan Amendments

The Board of Directors may amend or terminate all or any part of the 2010 Director Plan at any time and in any manner, subject to the following:

●

CSC stockholders must approve any amendment or termination if (i) stockholder approval is required by the SEC, NYSE or any taxing authority, or (ii) the amendment or termination would materially increase the benefits accruing to non-employee directors or the maximum number of shares which may be issued under the 2010 Director Plan, or materially modify the 2010 Director Plan’s eligibility requirements; and

●	Non-employee directors must consent to any amendment or termination that would impair their rights under outstanding awards.

The Administrator may amend the terms of any outstanding award, but no such amendment may impair the rights of any non-employee director without his or her consent.

Plan Duration. No award may be granted under the 2010 Director Plan after May 13, 2023, but any award granted prior to that date may extend beyond that date.

New Plan Benefits. Because benefits under the 2010 Director Plan will depend on the Administrator’s actions and the fair market value of CSC stock at various future dates, it is not possible to determine the benefits that will be received by non-employee directors if the 2010 Director Plan is approved by CSC stockholders. As of April 1, 2016, all non-employee directors as a group held in the aggregate 49,740 RSUs under the 2010 Director Plan.

Federal Income Tax Treatment

The following is a brief description of the principal effect of U.S. federal income taxation upon a non-employee director and CSC with respect to the grant and settlement of awards under the 2010 Director Plan, based on U.S. federal income tax laws in effect on the date hereof. The following is only a summary and therefore is not complete, does not discuss the income tax laws of any state or foreign country in which a non-employee director may reside, and is subject to change.

Restricted Stock. Pursuant to the 2010 Director Plan, non-employee directors may be granted restricted stock. Unless the non-employee director makes a timely election under Section 83(b) of the Internal Revenue Code, he or she will generally not recognize any taxable income until the restrictions on the shares expire or are removed, at which time the non-employee director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at that time over the purchase price for the restricted shares, if any. If the non-employee director makes an election under Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income on the date of grant equal to the fair market value of the shares on the date of grant. CSC will generally be entitled to a deduction equal to the amount of ordinary income recognized by the non-employee director.

Restricted Stock Units. Pursuant to the 2010 Director Plan, non-employee directors may be granted RSUs. The grant of an RSU is generally not a taxable event for the non-employee director. In general, the non-employee director will not recognize any taxable income until the shares of CSC stock subject to the RSU (or cash equal to the value of such shares) are distributed to him or her without any restrictions, at which time the non-employee director will recognize ordinary income equal to the fair market value of the shares (or cash) at that time. CSC will generally be entitled to a deduction equal to the amount of ordinary income recognized by the non-employee director.

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Section 409A

Awards made under the 2010 Director Plan are intended to comply with or be exempt from Section 409A of the Internal Revenue Code. If any provision or award under the 2010 Director Plan would result in the imposition of an additional tax under Section 409A, that Plan provision or award will be reformed to avoid imposition of the additional tax and no action taken to comply with Section 409A shall be deemed to adversely affect the non-employee director’s rights to an award.

Other Information

See information about our common stock that may be issued under our equity compensation plans as of April 1, 2016 under “Other Information” on page 94 above.

Vote Required

A majority of the votes cast at the Annual Meeting is necessary for the approval of this proposal, provided that the number of votes cast is greater than 50% of the total outstanding shares of the common stock.

The Board of Directors recommends a vote FOR approval of the Amendment of the 2010
Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares.

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ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires CSC directors and executive officers, and persons who own more than 10% of the CSC stock, to file with the SEC initial reports of ownership and reports of changes in ownership of CSC stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of information furnished to us, reports filed through us and representations that no other reports were required, all of our executive officers, directors and greater than 10% beneficial owners filed the reports required under Section 16(a) on a timely basis, except that Mr. Mahadwar and Mr. Lawande each reported one transaction late.

Business for 2017 Annual Meeting

Stockholder Proposals. For a stockholder proposal to be considered for inclusion in CSC’s proxy statement for the 2017 Annual Meeting of Stockholders, the written proposal must be received by CSC’s Corporate Secretary at our principal executive offices not later than February 24, 2017. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in CSC’s proxy statement is instead a reasonable time before CSC begins to print and mail its proxy materials. The proposal must comply with the requirements of SEC Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
CSC
1775 Tysons Boulevard
Tysons, Virginia 22102
Facsimile: (703) 991-0430

Stockholders seeking to nominate directors at the 2017 Annual Meeting or who wish to bring a proposal before the meeting that is not intended to be included in CSC’s proxy statement for the 2017 Annual Meeting must comply with the advance notice deadlines contained in CSC’s Bylaws. The Bylaws provide that any such notice must be given not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary date of the preceding year’s annual meeting. In addition, the Bylaws specify that in the event that the date of the upcoming annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the upcoming annual meeting and not later than the close of business on the later of (x) the 90th day prior to the upcoming annual meeting and (y) the 10th day following the date on which public announcement of the date of such upcoming meeting is first made. The term “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, in a document publicly filed by CSC with the SEC, or in a notice pursuant to the applicable rules of an exchange on which the securities of CSC are listed. For the 2017 Annual Meeting of Stockholders, a stockholder’s notice, to be timely, must be delivered to, or mailed and received at our principal executive offices:

●	not earlier than the close of business on April 12, 2017; and
●	not later than the close of business on May 12, 2017.

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Householding; Availability of 2016 Annual Report and Proxy Statement

The SEC permits the Company to deliver a single proxy statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. In order to take advantage of this opportunity, the Company, and banks and brokerage firms that hold your shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.

If you would like an additional copy of the 2016 Annual Report or this proxy statement, with exhibits, these documents are available on the Company’s Website, www.csc.com, under “Investor Relations/SEC Filings.” They are also available without charge to any stockholder, upon request, by calling 703-245-9668 or writing to:

Investor Relations
CSC
1775 Tysons Boulevard
Tysons, VA 22102

If you share the same address with other CSC stockholders and would like to start or stop householding for your account, you can call 800.542.1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, including your name, the name of your broker or other holder of record and your account number(s).

If you consent to householding, your election will remain in effect until you revoke it. If you revoke your consent, you will be sent separate copies of documents mailed at least 30 days after receipt of your revocation.

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APPENDIX A - INDEPENDENCE STANDARDS

A director is “independent” if the Board of Directors has determined that he or she has no material relationship with Computer Sciences Corporation or any of its consolidated subsidiaries (collectively, the “Company”), either directly, or as a partner, stockholder or officer of an organization that has a relationship with the Company. For purposes of this definition, the Board has determined that a director is not “independent” if:

1.	The director is, or has been within the last three years, an employee of the Company, or an immediate family member of the director is, or has been within the last three years, an executive officer of the Company;

2.	The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from the Company (other than Board and committee fees, and pension or other forms of deferred compensation for prior service). Compensation received by an immediate family member for service as an employee (other than an executive officer) of the Company is not considered for purposes of this standard;

3.	(a) The director, or an immediate family member of the director, is a current partner of the Company’s internal or external auditor; (b) the director is a current employee of the Company’s internal or external auditor; (c) an immediate family member of the director is a current employee of the Company’s internal or external auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) the director, or an immediate family member of the director, was within the last three years (but is no longer) a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit within that time;

4.	The director, or an immediate family member of the director, is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers serves or served at the same time on that company’s compensation committee; or

5.	The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues.

An “immediate family” member includes a director’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than a domestic employee) who shares the director’s home.

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APPENDIX B - 2011 OMNIBUS INCENTIVE PLAN

COMPUTER SCIENCES CORPORATION

2011 OMNIBUS INCENTIVE PLAN

Section 1

Purpose and Objectives

This Computer Sciences Corporation 2011 Omnibus Incentive Plan (this “Plan”) was adopted by Computer Sciences Corporation (the “Company”) to reward selected corporate officers and key employees of the Company by enabling them to acquire shares of common stock of the Company and/or through the provision of cash payments.

This Plan is designed to attract and retain employees of the Company and its Subsidiaries (as defined herein), to encourage the sense of proprietorship in the Company and its Subsidiaries.

Section 2

Definitions

As used herein, the terms set forth below shall have the following respective meanings:

(a) “Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company or the Chief Human Resources Officer of the Company (or any other senior officers of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

(b) “Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

(c) “Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash Award” means an Award denominated in cash.

(f) “Change in Control” means the consummation of a “change in ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, and in each case, as defined under Code Section 409A.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

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(i) “Common Stock” means the Common Stock, par value $1.00 per share, of the Company.

(j) “Company” means Computer Sciences Corporation, a Nevada corporation, or any successor thereto.

(k) “Disability” means, unless otherwise provided in an Award Agreement, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan, or if the Employee is not a participant under the Company’s long-term disability plan, as determined if the Employee were a participant in a long-term disability plan that covers similarly situated employees. Notwithstanding the foregoing, if an Award is subject to Code Section 409A and Disability is a payment event, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

(l) “Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

(m) “Effective Date” means the date this Plan is approved by the requisite vote of the stockholders of the Company.

(n) “Employee” means an employee of the Company or any of its Subsidiaries.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p) “Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

(q) “Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the fair market value of a share of Common Stock as determined in good faith by the Committee.

(r) “Fiscal Year” means a fiscal year of the Company.

(s) “Grant Date” means the date an Award is granted to a Participant.

(t) “Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.

(u) “Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.

(v) “Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

(w) “Participant” means an Employee to whom an Award has been made under this Plan.

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(x) “Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals. A Performance Award may be in the form of Performance Unit Awards, Restricted Stock Awards, Options, SARs or Cash Awards.

(y) “Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

(z) “Performance Unit” means a unit evidencing the right to receive in specified circumstances cash or shares of Common Stock or equivalent value of Common Stock in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied. Performance Units may take the form of performance-based Restricted Stock Units or Cash Awards.

(aa) “Performance Unit Award” means an Award in the form of Performance Units.

(bb) “Qualified Performance Awards” has the meaning set forth in Section 13.2.

(cc) “Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.

(dd) “Restricted Stock Award” means an Award in the form of Restricted Stock.

(ee) “Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

(ff) “Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.

(gg) “Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

(hh) “Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

(ii) “Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

(jj) “Stock-Based Award Limitations” has the meaning set forth in Section 4.3.

(kk) “Subsidiary” means any corporation, partnership, association, joint stock company, business trust, unincorporated organization or other entity that the Company controls directly, or indirectly through one or more intermediaries.

Section 3

Eligibility

All Employees are eligible for Awards under this Plan. The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees who are to be granted Awards under this Plan.

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Section 4

Shares Subject to Awards

4.1 Common Stock Available for Awards. Subject to the provisions of Section 18 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 27,507,470 shares of Common Stock (the “Maximum Share Limit”), of which 7,250,000 shares were added in 2016. Within the Maximum Share Limit,

(a) no more than 27,507,470 shares may be used for Options and SARs (the “Option and SARs Limit”);

(b) no more than 13,753,735 shares may be used for Awards other than Options and SARs (the “Full Value Award Limit”); and

(c) Each Option and SAR granted shall reduce each of the Maximum Share Limit and the Option and SARs Limit by one share, and the Full Value Award Limit by one-half share; and each Award other than an Option or SAR granted shall reduce each of the Maximum Share Limit and the Option and SARs Limit by two shares, and the Full Value Award Limit by one share.

Such shares shall be reserved from authorized but unissued shares, treasury shares and from shares which have been reacquired by the Company. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

4.2 Share Counting. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under this Plan. In the case of an Award that is an Option or SAR that expires, terminates, is cancelled or is forfeited, the Maximum Share Limit and the Option and SARs Limit shall each be increased by one share of Common Stock and the Full Value Award Limit shall be increased by one-half share of Common Stock for each such Option or SAR. In the case of an Award other than an Option or SAR that expires, terminates, is cancelled or is forfeited, the Maximum Share Limit and the Option and SARs Limit shall each be increased by two shares of Common Stock and the Full Value Award Limit shall be increased by one share of Common Stock for each such Award that is not an Option or SAR. Notwithstanding the foregoing, the Committee shall adopt such share counting rules as are required for Incentive Stock Options to comply with the requirements set forth in Code Section 422.

In addition, the following principles shall apply in determining the number of shares under any applicable limit within the Maximum Share Limit:

(a) Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment to satisfy minimum withholding taxes shall not become available again for issuance under this Plan;

(b) Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment for the Exercise Price of an Award shall not become available again for issuance under this Plan;

(c) Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR, shall not become available again for issuance under this Plan;

(d) Awards that by their terms may only be settled in cash shall not reduce the Maximum Share Limit under this Plan; and

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(e) If cash is issued in lieu of shares of Common Stock pursuant to an Award, such shares not become available again for issuance under this Plan.

4.3 Fiscal Year Limitations on Grants of Awards. The following limitations shall apply to any Awards made hereunder:

(a) No Employee may be granted during any Fiscal Year Awards consisting of Options or SARs that are exercisable for more than 1,000,000 shares of Common Stock;

(b) No Employee may be granted during any Fiscal Year Stock Awards covering or relating to more than 1,000,000 shares of Common Stock (the limitation set forth in this subsection (b), together with the limitation set forth in subsection (a), being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and

(c) No Employee may be granted during any Fiscal Year (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $10,000,000.

Section 5

Administration

5.1 Authority of the Committee; Qualifications. Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee, subject to the following:

(a) The members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock;

(b) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and

(c) any Award intended to qualify for the “performance-based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section 162(m) and regulations pursuant thereto.

5.2 Powers. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan.

Subject to Sections 5.4, 6.2 and 6.3 hereof, the Committee may, in its discretion,

(a) Provide for the extension of the exercisability of an Award;

(b) In the event of death, Disability, Change in Control, retirement, involuntary termination without cause or voluntary termination for good reason, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not adverse

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to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 18.3 hereof; provided, however, that no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date; or

(c) Accelerate the vesting or exercisability of an Award to the extent provided for in an Employee’s employment agreement with the Company or any Subsidiary that was effective prior the Effective Date.

5.3 Final and Binding. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

5.4 Prohibition on Repricing of Awards. Subject to the provisions of Section 18 hereof, the Committee may not amend the terms of outstanding Award Agreements without the approval of the Company’s stockholders to

(a) reduce the Exercise Price of any outstanding Options or SARs; or

(b) cancel any outstanding Options or SARs in exchange for cash or other Awards, or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

5.5 Delegation of Authority. Subject to Nevada law, the Committee may delegate any of its authority to the Board, to any other committee of the Board or to an Authorized Officer to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act; provided that the requirements of Section 5.1 are met. Such delegation shall be made in writing specifically setting forth such delegated authority. As permitted by Nevada law, the Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan.

Section 6

Awards

6.1 Grants. The Committee, in its absolute discretion, may grant all Awards under this Plan from time to time, provided however, that the Committee shall not have the right, without the approval of the Company’s stockholders, to

(a) Reduce the Exercise price of an existing options;

(b) Take any action which would be treated as a “repricing” under generally accepted accounting principles; or

(c) Cancel an existing option at a time when its exercise price exceeds the fair market value of the stock underlying such option in exchange for another option, a restricted stock award or other equity in the Company or cash except as provided in Section 18.

6.2 Award Agreements. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in Sections 7 - 13 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company

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or any of its Subsidiaries, including the plan of any acquired entity. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

6.3 Vesting Limitations. Except as otherwise provided below, any Stock Award, Option or Stock Appreciation Right that

(a) is not a Performance Award shall have a minimum Restriction Period of three years from the date of grant; or

(b) is a Performance Award shall have a minimum performance period of three years from the date of grant; provided, however, that (1) the Committee may provide for earlier vesting (x) to the extent provided for in an Employee’s employment agreement with the Company or any Subsidiary that was effective prior the Effective Date and (y) upon an Employee’s termination of employment by reason of death, Disability, Change in Control, retirement, involuntary termination without cause or voluntary termination for good reason and (2) vesting of a Stock Award, Option or Stock Appreciation Right may occur incrementally over the three-year Restriction Period or three-year minimum performance period, as applicable. The foregoing notwithstanding, 1,375,374 of the total number of shares of Common Stock available for issuance under this Plan may be granted without regard to any minimum Restriction Period or performance period, as applicable, described in this Section 6.3.

6.4 Payment of Awards. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

6.5 Dividends and Dividend Equivalents. Rights to dividends will be extended to and made part of any Restricted Stock Award and Dividend Equivalents may, in the Committee’s discretion, be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends and/or Dividend Equivalents shall not be extended to any Options or SARs.

Section 7

Options

7.1 General. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date. The term of an Option shall not exceed 10 years from the Grant Date. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in Section 6 hereof.

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7.2 Option Exercise. The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may pay the exercise price by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award (including cashless exercise procedures approved by the Committee involving a broker or dealer approved by the Committee). The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section.

Section 8

Stock Appreciation Rights

An Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee; provided, however, that a SAR that may be settled all or in part in shares of Common Stock shall be subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in Section 6 hereof.

Section 9

Restricted Stock Awards

An Award may be in the form of a Restricted Stock Award. The terms, conditions and limitations applicable to any Restricted Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in Section 6 hereof.

Section 10

Restricted Stock Unit Awards

An Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period and the right to Dividend Equivalents, if any, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units; provided, however, that a Restricted Stock Unit Award that may be settled all or in part in shares of Common Stock shall be subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in Section 6 hereof.

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Section 11

Performance Unit Awards

An Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The timing and the terms of settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee; provided, however, that a Performance Unit Award that may be settled all or in part in shares of Common Stock shall be subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in Section 6 hereof.

Section 12

Cash Awards

An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

Section 13

Performance Awards

Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee.

13.1 Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

13.2 Qualified Performance Awards. Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the Performance Goal relates; and (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain.

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A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies including by direct reference to peers, by reference to an index, or by a similar mechanism.

(a) Performance Goals. A Performance Goal shall include one or more of the following:

(i)	contract awards;
(ii)	backlog;
(iii)	market share;
(iv)	revenue;
(v)	sales;
(vi)	days’ sales outstanding;
(vii)	overhead;
(viii)	other expense management;
(ix)	operating income;
(x)	operating income margin;
(xi)	earnings (including net earnings, EBT, EBIT and EBITDA);
(xii)	earnings margin;
(xiii)	earnings per share;
(xiv)	cash flow;
(xv)	working capital;
(xvi)	book value per share;
(xvii)	improvement in capital structure;
(xviii)	credit rating;
(xix)	return on stockholders’ equity;
(xx)	return on investment;
(xxi)	cash flow return on investment;
(xxii)	return on assets;
(xxiii)	total stockholder return;

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(xxiv)	economic profit;

(xxv)	stock price;

(xxvi)	total contract value;

(xxvii)	annual contract value; or

(xxviii)	client satisfaction.

Unless otherwise stated, a Performance Goal applicable to a Qualified Performance Award need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

(b) Interpretation; Code Requirements. In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

13.3 Adjustment of Performance Awards. The Committee may provide in any such Performance Award in writing in advance that the results may be adjusted to include or exclude particular factors, including but not limited to any of the following events that occur during a Performance Period:

(a) asset write-downs;

(b) litigation or claim judgments or settlements;

(c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;

(d) any reorganization and restructuring programs;

(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable Fiscal Year;

(f) acquisitions or divestitures;

(g) foreign exchange gains and losses; and

(h) settlement of hedging activities.

Only Awards that are not intended to qualify as Qualified Performance Awards may be adjusted upward in the discretion of the Committee. The Committee may retain the discretion to adjust any Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

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Section 14

Change of Control

Notwithstanding any other provision of this Plan to the contrary, unless (1) an Award Agreement shall specify otherwise or (2) the agreement effectuating the Change in Control provides for the assumption or substitution of Awards, upon the date of a Change in Control:

(a) all outstanding Options that have not vested in full on or prior thereto shall be fully vested and exercisable;

(b) all restrictions applicable to outstanding Restricted Stock shall lapse in full;

(c) all outstanding Restricted Stock Units that have not vested in full on or prior thereto shall be fully vested;

(d) if the Change in Control occurs during the Performance Period, all Performance Awards shall be considered earned and payable at their target value, prorated for the portion of the Performance Period that has elapsed and shall be immediately paid or settled; and

(e) if the Change in Control occurs after the Performance Period, all Performance Awards shall, as soon as administratively practicable, be paid or settled based on the actual achievement of the applicable performance goals

Section 15

Taxes

The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided, however, that the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

Section 16

Amendment, Modification, Suspension or Termination

The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant.

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No amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that:

(a) expands the types of Awards available under this Plan;

(b) materially increases the number of shares of Common Stock available for Awards under this Plan;

(c) materially expands the classes of persons eligible for Awards under this Plan;

(d) materially extends the term of this Plan;

(e) materially changes the method of determining the Exercise Price of Options;

(f) deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs; or

(g) decreases any minimum vesting requirements for any Stock Award.

Section 17

Assignability

Unless otherwise determined by the Committee and expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 17 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

Section 18

Adjustments

18.1 Outstanding Awards. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

18.2 Plan Adjustments

(a) Subdivision or Consolidation. In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then:

(i)	the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 4;

(ii)	the number of shares of Common Stock covered by outstanding Awards;

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(iii)	the exercise price or other price in respect of such Awards;

(iv)	the appropriate Fair Market Value and other price determinations for such Awards; and

(v)	any other limitations contained within this Plan shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction.

(b) Recapitalizations, Reorganizations, etc. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make appropriate adjustments to:

(i)	the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 4;

(ii)	the number of shares of Common Stock covered by outstanding Awards;

(iii)	the exercise price or other price in respect of such Awards;

(iv)	the appropriate Fair Market Value and other price determinations for such Awards;

(v)	the Stock-Based Award Limitations; and

(vi)	any other limitations contained within this Plan;

provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards.

18.3 Award Adjustments. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, split-up, spin-off, split-off, initial public offering of the common equity of a Subsidiary, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, to:

(a) provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines, including stock of another company) for an Award or the assumption of the Award (and for awards not granted under this Plan), regardless of whether in a transaction to which Code Section 424(a) applies;

(b) provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction;

(c) provide for the acceleration of the vesting and exercisability of an Award and the cancellation thereof in exchange for such payment as the Committee, in its sole discretion, determines is a reasonable approximation of the value thereof;

(d) cancel any Awards and direct the Company to deliver to the Participants who are the holders of such Awards cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards as of the date of such event, which, in the case of any Option, shall be the amount equal to the excess of the Fair Market Value of a share of Common Stock as of such date over the per-share

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exercise price for such Option (for the avoidance of doubt, if such exercise price is less than such Fair Market Value, the Option may be canceled for no consideration or for such consideration that the Committee shall determine or as provided by the agreement effectuating an event described in this Section 18.3); or

(e) cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise prior to such cancellation.

18.4 Compliance with Code Section 409A. No adjustment or substitution pursuant to this Section 18 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

Section 19

Restrictions

No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

Section 20

Unfunded Plan

This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

Section 21

Code Section 409A

21.1 Awards. Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional

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tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

21.2 Settlement Period. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

21.3 Specified Employees. If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (i) the first business day following the expiration of six months from the Participant’s separation from service, (ii) the date of the Participant’s death, or (iii) such earlier date as complies with the requirements of Code Section 409A.

Section 22

Award Termination, Forfeiture and Disgorgement

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be terminated or forfeited, or the Participant should be required to disgorge to the Company any gains attributable to the Award. Such circumstances may include, without limitation, the following actions by a Participant:

(a) competing with the Company or participating in any enterprise that competes with the Company;

(b) using or disclosing, other than as expressly authorized by the Company or a Subsidiary, any confidential business information or trade secrets that the Participant obtains during the course of his or her employment with the Company or any Subsidiary; and

(c) after the Participant is no longer employed by the Company or any Subsidiary:

(i)	soliciting, with respect to any of the services or products that the Company or any Subsidiary then provides to customers, any person or entity whom the Participant knows to be a customer of the Company or any Subsidiary, or whose business the Participant solicited on behalf of the Company or any Subsidiary while employed by it,

(ii)	soliciting or hiring any person who is then an Employee, or

(iii)	taking any action that, in the judgment of the Committee, is not in the best interests of the Company.

Additionally, any Awards granted pursuant to this Plan shall be subject to any recoupment or clawback policy that is adopted by, or applicable to, the Company.

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Section 23

Awards to Non-U.S. Employees

Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

Section 24

Governing Law

This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Nevada.

Section 25

Right to Continued Service or Employment

Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

Section 26

Term

This Plan, as approved by the Board on May 14, 2013, shall be effective as of the Effective Date. This Plan shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board.

Section 27

Usage

Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

Section 28

Headings

The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

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APPENDIX C - 2010 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of this amended and restated 2010 Non-Employee Director Incentive Plan (“Plan”) of Computer Sciences Corporation, a Nevada corporation (the “Company”), is to enable the Company to attract, retain and motivate its Non-Employee Directors by providing for or increasing their proprietary interests in the Company.

SECTION 2. CERTAIN DEFINITIONS

As used in this Plan, the following terms have the meanings set forth below:

(a)	“Administrator” means that administrator of the Plan as described in Section 3.

(b)	“Award” means any Restricted Stock or RSU.

(c)	“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted hereunder, in a form approved by the Administrator that is executed or acknowledged by both the Company and the Participant.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Change in Control” means a “change in control,” as defined in Section 409A.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)	“Dividend Equivalents” means an amount equal to dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record on a like number of Shares.

(h)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)	“Fair Market Value” means, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator. Unless the Administrator shall determine otherwise, the Fair Market Value of a Share on any day means the last sale price, regular way, of a Share on such day (or in case the principal United States national securities exchange on which the Shares are listed or admitted to trading is not open on such date, the next preceding date upon which it is open), or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal United States national securities exchange on which the Shares are listed or admitted to trading.

(j)	“Fiscal Year” means a fiscal year of the Company.

(k)	“Non-Employee Director” means a director of the Company who is not an employee of the Company or any of its subsidiaries.

(l)	“Participant” means a Non-Employee Director who is selected by the Administrator to receive an Award under this Plan.

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(m)	“Restricted Stock” means any Share issued hereunder with the restriction that the holder may not sell, assign, transfer, pledge or otherwise encumber such Share, and with such other restrictions as the Administrator, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

(n)	“Restricted Stock Unit” or “RSU” means a right granted hereunder to receive a specified number of Shares, or cash based on the Fair Market Value of such Shares, upon vesting or at a later date permitted in the Award Agreement.

(o)	“Section 409A” means Section 409A of the Code, together with the regulations and other Treasury department guidance promulgated thereunder.

(p)	“Section 409A Transaction” means a “change in ownership or effective control of a corporation” or a “change in the ownership of a substantial portion of the assets of a corporation” as defined in Section 409A.

(q)	“Shares” means shares of the Common Stock, par value $1.00 per share, of the Company, as adjusted in accordance with Section 5(d) hereof.

SECTION 3. ADMINISTRATION

This Plan shall be administered by the Board or, in the Board’s discretion, a committee of the Board (the Board or such Committee, the “Administrator”) consisting of at least three directors, each of whom is (i) “independent” for purposes of the Company’s Corporate Governance Guidelines; and (ii) a “non-employee director” for purposes of Rule 16b-3(b)(3) promulgated under the Exchange Act.

Subject to the provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

(a)	adopt, amend and rescind rules and regulations relating to this Plan;

(b)	determine which persons are Non-Employee Directors, and to which of such Non-Employee Directors, if any, Awards shall be granted hereunder;

(c)	grant Awards to Non-Employee Directors and determine the terms and conditions thereof, including the number of Shares and/or the amount of cash issuable pursuant thereto;

(d)	determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, or canceled or suspended;

(e)	determine whether, and the extent to which adjustments are required pursuant to Section 5(d) hereof; and

(f)	interpret and construe this Plan and the terms and conditions of all Awards granted hereunder.

Decisions of the Administrator shall be final, conclusive and binding upon all persons and entities, including the Company, all stockholders of the Company, all Non-Employee Directors, all Participants and all persons claiming under Award Agreements.

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SECTION 4. ELIGIBILITY

Any Non-Employee Director shall be eligible to be selected as a Participant.

SECTION 5. SHARES SUBJECT TO THIS PLAN

(a)	The maximum aggregate number of Shares that may be issued pursuant to all Awards granted under this Plan shall be 800,000, of which 500,000 shares were added in 2016, subject to adjustment as provided in Section 5(d) hereof.

(b)	In connection with the granting of an Award, the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Award is granted or denominated.

(c)	Whenever any outstanding Award (or portion thereof) expires, is cancelled or is otherwise terminated for any reason without having been exercised or payment having been made in the form of Shares, the number of Shares available for issuance under this Plan shall be increased by the number of Shares allocable to the expired, cancelled or otherwise terminated Award (or portion thereof). To the extent that any Award is forfeited, the Shares subject to such Awards will not be counted as shares delivered under this Plan. Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as Shares delivered to the same extent as if the Award were settled in Shares.

(d)	If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or if cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Administrator shall make appropriate and proportionate adjustments, as of the date of such transaction, in:

(i)	the number and type of shares or other securities or cash or other property that may be acquired pursuant to outstanding Awards; and

(ii)	the maximum number and type of shares or other securities that may be issued pursuant to all Awards granted under this Plan, as set forth in Section 5(a) hereof.

SECTION 6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Restricted Stock and RSUs may be granted hereunder to Participants. All Restricted Stock and RSUs shall be subject to the following terms and conditions, and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall deem desirable:

(a)	Restrictions. The restrictions applicable to each grant of Restricted Stock and the vesting provisions applicable to each grant of RSUs shall be determined by the Administrator, in its sole discretion, and shall be based on the Participant’s continued service as a Non-Employee Director (“time-based vesting”).

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	C-3

(b)	Accelerated Vesting. The vesting of Restricted Stock or RSUs may, in the sole discretion of the Administrator, be accelerated in the event of the Participant’s death or termination of service as a Non-Employee Director, or may be accelerated pursuant to Section 7 hereof upon a Change in Control.

(c)	Voting and Dividends. Rights to dividends or Dividend Equivalents may be extended to and made part of any Award consisting of Restricted Stock or RSUs, subject to such terms, conditions and restrictions as the Administrator may establish. The Administrator may also establish rules and procedures for the crediting of interest on deferred cash payments and Dividend Equivalents for Awards consisting of Restricted Stock or RSUs. Unless the Administrator, in its sole discretion, shall determine otherwise, all Restricted Stock shall have full voting rights.

(d)	Stock Certificates. Restricted Stock issued hereunder may be evidenced in such manner as the Administrator, in its sole discretion, shall deem appropriate, including, without limitation, book-entry registration or the issuance of a stock certificate or certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

SECTION 7. CHANGE IN CONTROL

Notwithstanding any other provision of this Plan to the contrary, unless an Award Agreement shall specify otherwise, upon the date of a Change in Control:

(a)	all restrictions applicable to outstanding Restricted Stock shall lapse in full; and

(b)	all outstanding RSUs that have not vested in full on or prior thereto shall be fully vested.

SECTION 8. AMENDMENTS AND TERMINATION

The Board may amend, alter, suspend, discontinue or terminate this Plan or the terms of any outstanding Award, or any portion thereof, at any time and in any manner; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without:

(a)	the approval of the Company’s stockholders, if:

(i) such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply,

(ii) such approval is required by the New York Stock Exchange or the Securities and Exchange Commission, or

(iii) such amendment, alteration, suspension, discontinuation or termination would materially increase the benefits accruing to Participants, materially increase the maximum number of shares or other securities which may be issued under this Plan, materially modify this Plan’s eligibility requirements; and

(b)	the consent of each Participant whose rights under any outstanding Award would be impaired by such action.

C-4	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

SECTION 9. GENERAL PROVISIONS

(a)	Nontransferability of Awards. Unless the Administrator determines otherwise at the time the Award is granted or thereafter no Award, and no Shares subject to an outstanding Award as to which any applicable restriction or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or the laws of descent and distribution; provided, however, that if so permitted by the Administrator, a Participant may designate a beneficiary to receive his or her rights under any Award after his or her death.

(b)	Award Entitlement. No Non-Employee Director or Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Non-Employee Directors or Participants under this Plan.

(c)	Requirement of Award Agreement. The prospective recipient of any Award under this Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, unless and until both the Company and such recipient shall have executed an Award Agreement evidencing the Award and the recipient shall have delivered a copy thereof to the Company.

(d)	Termination, Forfeiture and Disgorgement. The Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be terminated or forfeited, or the Participant should be required to disgorge to the Company any amounts attributable to the Award. Such circumstances may include, without limitation, the following actions by a Participant:

(i) competing with the Company or participating in any enterprise that competes with the Company; and

(ii) using or disclosing, other than as expressly authorized by the Company or a Subsidiary, any confidential business information or trade secrets that the Participant obtains during the course of his or her service as a Non-Employee Director.

(e)	Compliance with Securities Laws. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator, in its sole discretion, has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(f)	Award Deferrals. The Administrator shall have full power and authority to establish procedures in compliance with Section 409A, if applicable, pursuant to which the payment or settlement of any Award may be deferred.

(g)	Governing Law. The validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the State of Nevada and applicable U.S. federal law.

(h)	Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

COMPUTER SCIENCES CORPORATION	2016 Proxy Statement	C-5

SECTION 10. SECTION 409A

Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Section 409A, that Plan provision or Award will be reformed to avoid imposition of the additional tax, including that any Award subject to 409A held by a specified employee that is settled upon termination of employment (for reasons other than death) shall be delayed in payment until the expiration of six months, and no action taken to comply with Section 409A shall be deemed to adversely affect the Participant’s rights to an Award. Awards made under this Plan are intended to comply with or be exempt from Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A.

SECTION 11. TERM OF PLAN

This amended and restated Plan is effective as of May 14, 2013, the date upon which it was approved by the Board; provided, however, that no Award may be granted under this amended and restated Plan until it has been approved by the stockholders of the Company. No Award may be granted under this Plan after May 13, 2023, but any award granted prior to that date may extend beyond that date.

C-6	COMPUTER SCIENCES CORPORATION	2016 Proxy Statement

Regional CSC Headquarters

The Americas
1775 Tysons Boulevard
Tysons, VA 22102
United States

Asia, Middle East, Africa
Level 9, UE BizHub East
6 Changi Business Park Avenue 1
Singapore 468017
Republic of Singapore
+65.6809.9000

Australia
26 Talavera Road
Macquarie Park, NSW 2113
Australia
+61(2)9034.3000

Central and Eastern Europe
Abraham-Lincoln-Park 1
65189 Wiesbaden
Germany
+49.611.1420

Nordic and Baltic Region
Retortvej 8
DK-2500 Valby
Denmark
+45.36.14.4000

South and West Europe
Tour Carpe Diem
31 place des Corolles
CS 40075
92098 Paris La Défense Cedex
France
+33.1.55.707070

UK, Ireland and Netherlands Floor 4 One Pancras Square London N1C 4AG United Kingdom +44.20.3696.3000

About CSC
CSC (NYSE: CSC) leads clients on their digital transformation journeys. The company provides innovative next-generation technology services and solutions that leverage deep industry expertise, global scale, technology independence and an extensive partner community. CSC serves leading commercial and international public sector organizations throughout the world. CSC is a Fortune 500 company and ranked among the best corporate citizens. For more information, visit the company’s website at www.csc.com.

© 2016 Computer Sciences Corporation. All rights reserved. MD_8881b-17 06/2016

CSC INVESTOR RELATIONS
1775 TYSONS BOULEVARD
TYSONS, VA 22102

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet up until 11:59 p.m. Eastern Time on August 9, 2016 to transmit your voting instructions and to enroll for electronic delivery of subsequent stockholder communications. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CSC

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1.800.690.6903
To transmit your voting instructions, use any touch-tone telephone up until 11:59 p.m. Eastern Time on August 9, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Note: Regardless of which voting method you use, proxy voting instructions for shares held in the Company's Matched Asset Plan must be given by 11:59 p.m. Eastern Time on August 5, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E12328-P80119-Z67907	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
COMPUTER SCIENCES CORPORATION
The Board of Directors recommends a vote "FOR" each of the nominees in Proposal 1, and "FOR" Proposal 2, Proposal 3, Proposal 4 and Proposal 5
Vote On Directors
1.	To elect ten nominees to the CSC Board of Directors		For	Against	Abstain
Nominees:
	1a.	Mukesh Aghi	☐	☐	☐

	1b.	Herman E. Bulls	☐	☐	☐

	1c.	Bruce B. Churchill	☐	☐	☐

	1d.	Mark Foster	☐	☐	☐

	1e.	Sachin Lawande	☐	☐	☐

	1f.	J. Michael Lawrie	☐	☐	☐

	1g.	Brian P. MacDonald	☐	☐	☐

	1h.	Peter Rutland	☐	☐	☐

	1i.	Robert F. Woods	☐	☐	☐

	1j.	Lizabeth H. Zlatkus	☐	☐	☐

To provide comments, please check this box and write them on the back where indicated.					☐

Vote On Proposals		For	Against	Abstain

2.	Approval, by advisory vote, of executive compensation	☐	☐	☐

3.	Ratification of the appointment of independent auditors for fiscal year 2017	☐	☐	☐

4.	The approval of an amendment to the 2011 Omnibus Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 7,250,000 shares	☐	☐	☐

5.	The approval of an amendment to the 2010 Non-Employee Director Incentive Plan to increase the number of shares authorized for issuance under the plan by an additional 500,000 shares	☐	☐	☐

Please sign, date and return this Proxy promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and elect to vote by ballot, such vote will supersede this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE TO STOCKHOLDERS

VOTING PREVENTS ESCHEATMENT

Most states have escheatment laws which require CSC to transfer stockholder accounts when they meet that state's criteria for abandoned property. These laws require CSC to issue a replacement stock certificate to the applicable state and the certificate in the stockholder's possession is cancelled on the records of CSC's transfer agent. While the specified number of years varies by state, escheatment generally occurs if you have not voted during a three-year period and you have not contacted CSC's transfer agent during that time. After delivery to the state, the stock often is sold and claimants are given only the proceeds of the sale, which may or may not be to your benefit, depending on the subsequent trend of the stock price. In addition, it can take many months to retrieve custody of the stock or the proceeds of its sale.

Therefore, it is very important that you vote and that CSC has your current address. If you have moved, please provide your new address to CSC's transfer agent: Computershare Inc., P.O. Box 30170, College Station, TX 77842; telephone 800.676.0654; and Internet address: www-us.computershare.com/investor/contact. Please inform Computershare if there are multiple accounts or stock is held under more than one name.

For additional information, the CSC Shareholder Services and automated literature request line is available at telephone 800.542.3070.

Note: CSC employees are requested to notify the CSC Service Center (telephone 877.612.2211) of any address change or their local Human Resources representative if not supported by the CSC Service Center.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E12329-P80119-Z67907

COMPUTER SCIENCES CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, AUGUST 10, 2016

The undersigned hereby appoints J. MICHAEL LAWRIE, PAUL N. SALEH and WILLIAM L. DECKELMAN, JR., and each of them, with full power of substitution and discretion in each of them, as the proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Common Stock of Computer Sciences Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at www.virtualshareholdermeeting.com/CSC, at 10:30 a.m., Eastern Time, on August 10, 2016, and at any adjournments or postponements thereof, and to consider and to vote on any other matter properly coming before the meeting.

If more than one of such proxies or substitutes shall be present and vote, a majority thereof shall have the powers hereby granted, and if only one of them shall be present and vote, he shall have the powers hereby granted.

This card also provides voting instructions for shares, if any, held in the Company's Matched Asset Plan.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR 1) THE ELECTION OF DIRECTORS, 2) ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION, 3) RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS, 4) THE APPROVAL OF AN AMENDMENT TO THE 2011 OMNIBUS INCENTIVE PLAN AND 5) THE APPROVAL OF AN AMENDMENT TO THE 2010 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN. SHARES ALLOCATED TO THIS ACCOUNT AND HELD IN THE COMPANY'S MATCHED ASSET PLAN WILL BE VOTED BY THE BANK OF NEW YORK (THE TRUSTEE FOR THOSE SHARES). IF THE TRUSTEE DOES NOT RECEIVE VOTING INSTRUCTIONS FOR SHARES HELD IN THE MATCHED ASSET PLAN BY AUGUST 5, 2016, THOSE SHARES WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES FOR WHICH VOTING INSTRUCTIONS HAVE BEEN RECEIVED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

NOTE: THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)
PROXY
If you do not timely vote by Internet, telephone or mailing your completed proxy card, or by attending the meeting and voting by ballot, these shares cannot be voted except for non-voted shares allocated to this MAP account, which will be voted as set forth on the reverse side.